As filed with the SEC on July 26, 2012 .	Registration No. 333-158634
Registration No. 811-5826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 4

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 108
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Assistant Secretary
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

■ immediately upon filing pursuant to paragraph (b) of Rule 485
□ on pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on ______________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

EXPLANATORY NOTE:

Registrant is filing this Post-Effective Amendment No. 4 to Registration Statement No. 333-158634 for the purpose of including in the Registration Statement a revised Statement of Additional Information, including restated
financial statements filed therewith, and Part C. This Post-Effective Amendment No. 4 incorporates by reference the information contained in Part A of Post-Effective Amendment No. 3, filed on April 23, 2012.

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

VUL ProtectorSM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the VUL ProtectorSM prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Statement of Additional Information is dated May 1, 2012, supplemented July 26, 2012.  The date of the related prospectus is May 1, 2012.

TABLE OF CONTENTS
                                                                                                                                                                                                                                                                                                                                                                                                   Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	6
Charges for Increases in Basic Insurance Amount	6

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	6

DISTRIBUTION AND COMPENSATION	6

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	8
Money Market Subaccount Yield	8

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $34,382,740 in 2011, $23,382,978 in 2010, and $17,879,927 in 2009.

Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering VUL ProtectorSM Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

On June 30, 2011, Regulus Group, LLC ("Regulus"), a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was acquired by Columbus Acquisition Corporation which is a subsidiary of Cerberus Capital Management, L.P.  In connection with this acquisition and subsequent rebranding initiative, Regulus is renamed as TransCentra, Inc. ("TransCentra") effective as of December 22, 2011.  Regulus began performing administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been previously supplying such services.  The services provided and the administrative Agreement between Prudential and Regulus, dated December 23, 2010, is unaffected by the Regulus acquisition.  Regulus received $2,249,074 in 2011, $2,750,655 in 2010, and $223,178 in 2009 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA  30092.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are two types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; and (2) Type B, a variable Death Benefit.  The Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance, and the Type B (variable) Death Benefit varies with investment performance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and
(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2011) that received payment or accrued a payment amount with respect to variable product business during 2011.  The least amount paid or accrued and the greatest amount paid or accrued during 2011 were $1.02 to $1,788,193, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1717 Capital Management Company, 1st Global Capital Corp, 3 Mark Equities Inc, Ace Diversified Capital, Inc., AG Edwards & Sons  LLC, Allied Beacon Partners, Inc., ALLSTATE FINANCIAL SERVICES LLC, American General Securities, Inc., American Independent Securities Group LLC, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Amsouth Investment Services Inc, Aon Benfield Securities, Inc. Arlington Securities Inc, Askar Corporation, Associated Securities Corp, Aurum Securities Corp, Ausdal Financial Partners, Inc., AXA Advisors LLC, Bb&T Investments Services Inc , Bcg Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Financial Services Inc, Bg Worldwide Securities Inc , Broker Dealer Financial Services Corp , Brokers International Financial Services, Brookstone Securities, Inc. , Cadaret  Grant & Co Inc , Cambridge Investment Research Inc, Cambridge Legacy Securities LLC, Capital Analysts Inc, Capital Financial Services Inc, Capital Select Investments Corporation, Capital Synergy Partners Inc., Catholic Financial Services Corporation, Cbiz Financial Solutions Inc, Cco Investment Services, Corp., Centara Capital Securities, Inc, Centaurus Financial Inc, Cfd Investments Inc, Citigroup Global Markets Inc, Clark Securities Inc, Cms Investment Resources Inc, Comerica Securities Inc, Commonwealth Financial Network, Comprehensive Asset Management & Service Inc, Coordinated Capital Securities, Cornerstone Institutional Investors Inc ,

Country Capital Management Company , Cps Financial And Insurance Services Inc, Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc, Dempsey Financial Network Inc, Dewaay Financial Network, LLC, Dolphin Securities Inc, Dunwoody Brokerage Services Inc. , Edward D Jones And Company L P, Elite Securities Inc, Empire Securities Corporation, Eplanning Securities Inc , Equitrust Marketing Services, LLC, Equity Services Inc, Essex Financial Services Inc, Executive Services Securities, LLC., Farmers Financial Solutions Inc, Fas Corporation, Fifth Third Securities Inc, Financial Network Investment Corp, Financial West Group, Fintegra Llc, First Allied Securities Inc, First Brokerage America, LLC., First Heartland Capital Inc, First State Financial Management, Inc., First Wall Street Corp, Foothill Securities Inc, Fortune Financial Services Inc, Fortune Securities Inc, Fpcm Securities, Llc., Fsc Securities Corporation, Ga Financial Inc, Geneos Wealth Management Inc, Genworth Financial Securities Corp., Girard Securities Inc, Globalink Securities, Inc., Great American Advisors Inc, Guardian Investors Services Corp, Gwn Securities Inc, H Beck Inc, H&R Block Financial Advisors Inc, Haas Financial Products Inc, Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services Llc, Harbour Investments Inc,  Hd Vest Investment Securities Inc, Herndon Plant Oakley Limited, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntleigh Securities Corporation, Ims Securities Inc,  Independent Financial Group Inc, Ing Financial Partners Inc, Interlink Securities Corp, Intervest Int'l Equities Corp, Invest Financial Corporation, Investacorp Inc, Investment Centers Of America, Investment Professionals, Inc., Investors Capital Corporation, Investors Security Company Inc, Iron Street Securities Inc, J.J.B. Hilliard, W.L. Lyons, LLC., Janney Montgomery Scott LLC, Jw Cole Financial Inc, Kcd Financial Inc, Kcg Securities, LLC, Kms Financial Services, Inc., Kovack Securities Inc, Lasalle St. Securities LLC, Leaders Group Inc (The), Legacy Financial Services Inc, Legend Equities Corporation, Lifemark Securities Corporation, Lincoln Financial Advisors Corp, Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,Lm Kohn & Company, Loria Financial Group LLC, Lpl Financial Corporation, Lsy Inc. Dba American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc, M&T Securities, Inc., Mafg Ria Services Inc, Medallion Investment Services, Meridien Financial Group Inc, Merrill Lynch Pierce Fenner & Smith Inc, Metlife Securities, Inc., Midamerica Financial Services Inc., Mmc Securities Corp., Mml Investors Services LLC, Money Concepts Capital Corp, Morgan Keegan & Company Inc , Morgan Stanley & Co Inc, Morgan Stanley Smith Barney LLC, Mtl Equity Products Inc, Multi Financial Securities Corporation, Mutual Service Corporation, Mutual Trust Co Of America Securities, Mwa Financial Services Inc, National Planning Corporation, New England Securities, Newport Group Securities Inc, Next Financial Group Inc, Nfp Securities Inc, Northeast Securities Inc, Northland Securities Inc, Northwestern Mutual Investment Services, Npb Financial Group, LLC, Nrp Financial, Inc.,  Nylife Securities, Oberweis Securities, Ogilvie Security Advisors Corporation, Olde Economie Financial Consultants Ltd, Oneamerica Securities Inc, Oppenheimer & Co., Inc., Pacific West Securities Inc, Packerland Brokerage Services Inc, Pan American Financial Services Inc, Park Avenue Securities Llc, Pension Planners Securities Inc, Pj Robb Variable Corp, Primevest Financial Services Inc, Princor Financial Services, Private Client Services, LLC, Private Consulting Group Inc , Private Placement Insurance Products, LLC, Proequities Inc, Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc, Qa3 Financial Corporation, Quest Capital Strategies Inc, Questar Capital Corporation, Ra Bench, Rampart Financial Services Inc, Raymond James & Associates Inc, Rbc Capital Markets Corporation, Resource Horizons Group LLC , Retirement Capital Group Securities Inc, Rmin Securities Inc, Robert W Baird & Co. Incorporated, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scf Securities Inc, Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc, Sigma Financial Corporation, Signal Securities Inc , Signator Investors Inc, Sii Investments Inc, Smith, Brown & Groover Inc, Sorrento Pacific Financial, LLC, Southern Financial Group Inc, Springboard Securities Inc, Ssi Equity Services Inc, Stanley Laman Group Securities LLC, Stephens Inc, Stifel Nicolaus & Co Inc, Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc, Sunset Financial Services Inc, Sws Financial Services Inc, Symetra Investments Services Inc, Syndicated Capital Inc, Synergy Investment Group LLC, Td Wealth Management Services, Inc.,Tfs Securities Inc, The Enterprise Securities Company, The Investment Center Inc, The New Penfacs, Inc., The On Equity Sales Company, The Strategic Financial Alliance Inc, Thoroughbred Financial Services LLC, Tower Square Securities Inc, Trading Services Group Inc, Transamerica Financial Advisors Inc, Triad Advisors Inc, Trustmont Financial Group, Inc., Ubs Financial Services Inc, Underwriters Equity Corporation, Unionbanc Investment Services, LLC, United Planners Financial Services, United Securities Alliance Inc, Univest Investments Inc, Usa Advanced Planners, Inc., Usa Financial Securities Corporation, Usallianz Securities Inc, Usi Securities Inc, Uvest Investment Services Inc, Uvest Investment Services Inc, Valmark Securities Inc, Vfic Securities Inc, Vsr Financial Services Inc, Wall Street Financial Group Inc, Walnut Street Securities, Waterstone Financial Group Inc, Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Insurance Services Investment Advisors Inc, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc, Woodbury Financial Services Inc, Workman Securities Corp, World Equity Group, Worth Financial Group Inc, Wrp Investments Inc, Ws Griffith Securities Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2011 and for each of the two years in the period ended December 31, 2011, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if VUL ProtectorSM had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with VUL ProtectorSM are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$185,242,690	$106,738,131	$55,743,618	$7,369,194	$8,257,694

Net Assets	$185,242,690	$106,738,131	$55,743,618	$7,369,194	$8,257,694

NET ASSETS, representing:
Accumulation units	$185,242,690	$106,738,131	$55,743,618	$7,369,194	$8,257,694

	$185,242,690	$106,738,131	$55,743,618	$7,369,194	$8,257,694

Units outstanding	117,231,900	38,049,993	35,904,461	5,029,876	4,738,060

Portfolio shares held	18,524,269	9,091,834	2,349,078	460,863	505,986
Portfolio net asset value per share	$10.00	$11.74	$23.73	$15.99	$16.32
Investment in portfolio shares, at cost	$185,242,690	$101,152,021	$52,587,495	$6,865,974	$7,575,895

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$38,689	$4,515,569	$412,137	$136,543	$181,662

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	784,497	494,337	200,409	59,585	34,430

NET INVESTMENT INCOME (LOSS)	(745,808)	4,021,232	211,728	76,958	147,232

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,372,504	0	0	0
Realized gain (loss) on shares redeemed	0	787,064	1,035,193	63,251	124,905
Net change in unrealized gain (loss) on investments	0	(37,231)	(3,282,818)	111,864	79,181

NET GAIN (LOSS) ON INVESTMENTS	0	3,122,337	(2,247,625)	175,115	204,086

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(745,808)	$7,143,569	$(2,035,897)	$252,073	$351,318

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$51,440,639	$26,457,529	$7,245,071	$213,582,398	$17,961,950	$140,561,317	$55,669,461	$33,460,992

$51,440,639	$26,457,529	$7,245,071	$213,582,398	$17,961,950	$140,561,317	$55,669,461	$33,460,992

$51,440,639	$26,457,529	$7,245,071	$213,582,398	$17,961,950	$140,561,317	$55,669,461	$33,460,992

$51,440,639	$26,457,529	$7,245,071	$213,582,398	$17,961,950	$140,561,317	$55,669,461	$33,460,992

10,597,331	13,159,400	804,376	117,458,907	14,827,547	37,217,434	48,480,266	7,913,878

3,229,168	5,366,639	189,414	6,786,857	1,060,328	11,363,081	2,393,356	1,968,294
$15.93	$4.93	$38.25	$31.47	$16.94	$12.37	$23.26	$17.00
$53,884,686	$26,067,081	$7,324,226	$201,083,988	$18,211,568	$135,603,736	$45,615,050	$31,126,991

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$558,154	$1,954,856	$14,479	$3,427,193	$297,378	$3,372,970	$174,240	$258,351

178,410	68,349	21,056	906,770	62,259	819,182	171,931	190,475

379,744	1,886,507	(6,577)	2,520,423	235,119	2,553,788	2,309	67,876

0	0	0	0	0	2,869,267	0	428,284
35,060	106,314	888,689	1,531,889	53,465	157,013	1,181,061	111,738

(3,610,252)	(789,273)	(2,421,800)	(403,680)	(1,714,065)	3,850,195	(1,154,390)	(537,460)

(3,575,192)	(682,959)	(1,533,111)	1,128,209	(1,660,600)	6,876,475	26,671	2,562

$(3,195,448)	$1,203,548	$(1,539,688)	$3,648,632	$(1,425,481)	$9,430,263	$28,980	$70,438

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$6,790,314	$2,876,591	$2,278,268	$7,155,098	$3,807,855

Net Assets	$6,790,314	$2,876,591	$2,278,268	$7,155,098	$3,807,855

NET ASSETS, representing:
Accumulation units	$6,790,314	$2,876,591	$2,278,268	$7,155,098	$3,807,855

	$6,790,314	$2,876,591	$2,278,268	$7,155,098	$3,807,855

Units outstanding	6,293,324	3,659,715	2,705,299	4,057,427	4,071,513

Portfolio shares held	571,575	125,945	92,763	1,233,638	185,840
Portfolio net asset value per share	$11.88	$22.84	$24.56	$5.80	$20.49
Investment in portfolio shares, at cost	$7,262,377	$2,679,007	$1,855,162	$8,313,000	$3,340,706

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Initial Class	American Century VP Value Fund	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
INVESTMENT INCOME
Dividend income	$119,406	$21,113	$4,551	$173,551	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	47,025	22,781	14,091	52,488	19,174

NET INVESTMENT INCOME (LOSS)	72,381	(1,668)	(9,540)	121,063	(19,174)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	78,082	52,789	77,844	(462,644)	84,117
Net change in unrealized gain (loss) on investments	(1,252,576)	(264,786)	(85,703)	336,383	(257,916)

NET GAIN (LOSS) ON INVESTMENTS	(1,174,494)	(211,997)	(7,859)	(126,261)	(173,799)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,102,113)	$(213,665)	$(17,399)	$(5,198)	$(192,973)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund

$878,587	$268,577	$2,908,705	$43,759,211	$2,915,642	$1,524,280	$136,495	$492,408

$878,587	$268,577	$2,908,705	$43,759,211	$2,915,642	$1,524,280	$136,495	$492,408

$878,587	$268,577	$2,908,705	$43,759,211	$2,915,642	$1,524,280	$136,495	$492,408

$878,587	$268,577	$2,908,705	$43,759,211	$2,915,642	$1,524,280	$136,495	$492,408

778,931	178,684	5,638,555	24,674,676	292,253	961,770	108,698	1,476,220

143,092	20,409	110,766	3,689,647	195,812	133,709	8,154	32,481
$6.14	$13.16	$26.26	$11.86	$14.89	$11.40	$16.74	$15.16
$848,582	$279,319	$3,226,947	$42,446,582	$2,663,972	$1,469,213	$124,392	$410,902

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund	Invesco V.I. Technology Fund

$14,388	$1,641	$12,603	$302,719	$2,275	$12,850	$3,836	$993

1,846	608	6,025	106,646	2,762	2,933	217	1,050

12,542	1,033	6,578	196,073	(487)	9,917	3,619	(57)

0	0	0	0	0	0	0	0
15,914	(254)	7,441	242,257	47,352	7,268	130	5,895
9,902	3,115	(475,851)	(1,752,856)	(190,543)	(4,946)	12,466	(36,310)

25,816	2,861	(468,410)	(1,510,599)	(143,191)	2,322	12,596	(30,415)

$38,358	$3,894	$(461,832)	$(1,314,526)	$(143,678)	$12,239	$16,215	$(30,472)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,569,661	$2,172,748	$63,836	$2,856,938	$51,651,196

Net Assets	$2,569,661	$2,172,748	$63,836	$2,856,938	$51,651,196

NET ASSETS, representing:
Accumulation units	$2,569,661	$2,172,748	$63,836	$2,856,938	$51,651,196

	$2,569,661	$2,172,748	$63,836	$2,856,938	$51,651,196

Units outstanding	3,152,610	1,358,902	105,605	2,802,706	28,886,933

Portfolio shares held	69,620	78,325	1,393	126,413	6,621,948
Portfolio net asset value per share	$36.91	$27.74	$45.84	$22.60	$7.80
Investment in portfolio shares, at cost	$2,363,376	$1,987,085	$58,018	$2,547,945	$46,249,820

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid- Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
INVESTMENT INCOME
Dividend income	$0	$45,272	$0	$13,351	$309,072

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	5,024	14,504	140	7,460	125,673

NET INVESTMENT INCOME (LOSS)	(5,024)	30,768	(140)	5,891	183,399

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	98,974	0	0	447,691
Realized gain (loss) on shares redeemed	15,385	4,250,765	954	33,330	520,501
Net change in unrealized gain (loss) on investments	(54,100)	(3,653,992)	(34)	(216,126)	(137,974)

NET GAIN (LOSS) ON INVESTMENTS	(38,715)	695,747	920	(182,796)	830,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,739)	$726,515	$780	$(176,905)	$1,013,617

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio*	Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund

$0	$7,215,930	$14,501,798	$27,467,113	$1,334,282	$1,389,844	$1,057,357	$956,951

$0	$7,215,930	$14,501,798	$27,467,113	$1,334,282	$1,389,844	$1,057,357	$956,951

$0	$7,215,930	$14,501,798	$27,467,113	$1,334,282	$1,389,844	$1,057,357	$956,951

$0	$7,215,930	$14,501,798	$27,467,113	$1,334,282	$1,389,844	$1,057,357	$956,951

0	3,624,268	10,935,832	20,563,498	89,514	80,829	78,800	67,641

0	193,043	3,326,100	4,711,340	82,875	65,159	108,114	97,251
$0.00	$37.38	$4.36	$5.83	$16.10	$21.33	$9.78	$9.84
$0	$8,029,231	$19,151,586	$35,422,460	$1,321,421	$1,459,535	$1,471,244	$981,313

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio*	Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund

$0	$32,889	$209,306	$770,203	$0	$0	$36,601	$3,130

72,353	13,504	32,622	73,583	0	0	0	0

(72,353)	19,385	176,684	696,620	0	0	36,601	3,130

0	86,509	0	0	0	158,699	0	0
8,030,284	84,208	(369,611)	(450,715)	87,736	88,140	(172,717)	36,552
(614,980)	(3,437,903)	(2,348,681)	(4,437,700)	(103,875)	(358,513)	(26,970)	(69,333)

7,415,304	(3,267,186)	(2,718,292)	(4,888,415)	(16,139)	(111,674)	(199,687)	(32,781)

$7,342,951	$(3,247,801)	$(2,541,608)	$(4,191,795)	$(16,139)	$(111,674)	$(163,086)	$(29,651)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
ASSETS
Investment in the portfolios, at fair value	$226	$1	$292	$2,979	$283

Net Assets	$226	$1	$292	$2,979	$283

NET ASSETS, representing:
Accumulation units	$226	$1	$292	$2,979	$283

	$226	$1	$292	$2,979	$283

Units outstanding	89	2	150	6,424	145

Portfolio shares held	5	0 *	7	161	12
Portfolio net asset value per share	$42.19	$9.31	$43.69	$18.56	$24.37
Investment in portfolio shares, at cost	$249	$1	$314	$2,968	$275

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	ProFund VP Asia 30	ProFund VP Banks	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology
INVESTMENT INCOME
Dividend income	$1	$0	$3	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4	0	3	47	1

NET INVESTMENT INCOME (LOSS)	(3)	0	0	(47)	(1)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	148	0	0	0	0
Realized gain (loss) on shares redeemed	(145)	0	176	(3,709)	(155)
Net change in unrealized gain (loss) on investments	(379)	(1)	(353)	164	8

NET GAIN (LOSS) ON INVESTMENTS	(376)	(1)	(177)	(3,545)	(147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(379)	$(1)	$(177)	$(3,592)	$(148)

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet

$220,847	$2,215	$41,594	$11,642	$47,347	$5,906	$3,530	$0

$220,847	$2,215	$41,594	$11,642	$47,347	$5,906	$3,530	$0

$220,847	$2,215	$41,594	$11,642	$47,347	$5,906	$3,530	$0

$220,847	$2,215	$41,594	$11,642	$47,347	$5,906	$3,530	$0

187,912	1,572	25,092	4,056	30,487	8,149	2,519	0

21,215	66	1,139	245	2,465	346	111	0
$10.41	$33.77	$36.52	$47.47	$19.21	$17.07	$31.74	$54.92
$220,811	$2,162	$41,633	$10,730	$51,784	$6,242	$3,373	$0

SUBACCOUNTS (Continued)
ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Consumer Goods Portfolio	ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet

$0	$0	$4	$118	$362	$0	$308	$0

229	2	63	106	127	10	99	2

(229)	(2)	(59)	12	235	(10)	209	(2)

8,106	0	0	0	0	0	0	52
31,507	126	(129)	18,254	(382)	(233)	21,237	212
36	(40)	(63)	(11,545)	(7,845)	(280)	(7,479)	(360)

39,649	86	(192)	6,709	(8,227)	(513)	13,758	(96)

$39,420	$84	$(251)	$6,721	$(7,992)	$(523)	$13,967	$(98)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100
ASSETS
Investment in the portfolios, at fair value	$9,361	$1,982	$11,752	$1,889,679	$114,908

Net Assets	$9,361	$1,982	$11,752	$1,889,679	$114,908

NET ASSETS, representing:
Accumulation units	$9,361	$1,982	$11,752	$1,889,679	$114,908

	$9,361	$1,982	$11,752	$1,889,679	$114,908

Units outstanding	9,110	1,071	6,413	1,750,367	58,893

Portfolio shares held	903	60	471	1,889,679	5,884
Portfolio net asset value per share	$10.37	$33.22	$24.95	$1.00	$19.53
Investment in portfolio shares, at cost	$10,710	$2,010	$13,527	$1,889,679	$115,126

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100
INVESTMENT INCOME
Dividend income	$0	$0	$23	$476	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	31	6	33	6,046	273

NET INVESTMENT INCOME (LOSS)	(31)	(6)	(10)	(5,570)	(273)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(1,008)	307	(222)	0	9,877
Net change in unrealized gain (loss) on investments	(1,937)	(612)	(318)	0	(9,533)

NET GAIN (LOSS) ON INVESTMENTS	(2,945)	(305)	(540)	0	344

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,976)	$(311)	$(550)	$(5,570)	$71

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap

$5,873	$24,500	$38,652	$25,612	$0	$0	$0	$111,063

$5,873	$24,500	$38,652	$25,612	$0	$0	$0	$111,063

$5,873	$24,500	$38,652	$25,612	$0	$0	$0	$111,063

$5,873	$24,500	$38,652	$25,612	$0	$0	$0	$111,063

5,284	10,386	21,487	79,248	0	0	0	62,400

234	552	855	3,415	0	0	0	4,213
$25.05	$44.41	$45.22	$7.50	$19.19	$8.46	$7.70	$26.36
$5,487	$23,542	$35,512	$45,732	$0	$0	$0	$105,438

SUBACCOUNTS (Continued)
ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap

$22	$0	$0	$0	$0	$0	$0	$0

5	78	104	92	2	88	39	269

17	(78)	(104)	(92)	(2)	(88)	(39)	(269)

0	526	0	0	0	0	0	0
66	1,656	746	(922)	(272)	(20,387)	3,807	1,366
378	(9,171)	865	(14,515)	(60)	8,213	0	(10,689)

444	(6,989)	1,611	(15,437)	(332)	(12,174)	3,807	(9,323)

$461	$(7,067)	$1,507	$(15,529)	$(334)	$(12,262)	$3,768	$(9,592)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value		ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
ASSETS
Investment in the portfolios, at fair value	$7,208	$1		$18,824	$3,354	$288,814

Net Assets	$7,208	$1		$18,824	$3,354	$288,814

NET ASSETS, representing:
Accumulation units	$7,208	$1		$18,824	$3,354	$288,814

	$7,208	$1		$18,824	$3,354	$288,814

Units outstanding	3,628	1		11,087	2,609	146,052

Portfolio shares held	249	0	*	1,135	449	10,282
Portfolio net asset value per share	$29.00	$26.17		$16.59	$7.47	$28.09
Investment in portfolio shares, at cost	$7,236	$1		$19,933	$3,222	$208,544

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value		ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus
INVESTMENT INCOME
Dividend income	$0	$0		$0	$94	$291

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	12	0		31	8	468

NET INVESTMENT INCOME (LOSS)	(12)	0		(31)	86	(177)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0		0	0	0
Realized gain (loss) on shares redeemed	63	0		(82)	136	2,501
Net change in unrealized gain (loss) on investments	(1,316)	0		(1,213)	(194)	82,885

NET GAIN (LOSS) ON INVESTMENTS	(1,253)	0		(1,295)	(58)	85,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,265)	$0		$(1,326)	$28	$85,209

*	Represents less than one share

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio

$0	$87,091	$0	$42,140	$2,571	$15,256,820	$3,274,149	$2,510,853

$0	$87,091	$0	$42,140	$2,571	$15,256,820	$3,274,149	$2,510,853

$0	$87,091	$0	$42,140	$2,571	$15,256,820	$3,274,149	$2,510,853

$0	$87,091	$0	$42,140	$2,571	$15,256,820	$3,274,149	$2,510,853

0	40,914	0	30,630	1,152	1,401,511	235,152	195,910

0	4,049	0	1,626	79	1,253,642	506,834	194,640
$23.72	$21.51	$10.30	$25.92	$32.47	$12.17	$6.46	$12.90
$0	$87,090	$0	$39,823	$2,434	$13,678,413	$2,853,037	$2,430,311

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio

$0	$0	$0	$0	$20	$0	$20,618	$17,683

27	133	37	111	2	39,728	3,133	2,835

(27)	(133)	(37)	(111)	18	(39,728)	17,485	14,848

0	0	189	647	0	0	0	0
5,949	18,777	10,207	1,535	8	258,159	51,058	13,353
0	9	0	(2,825)	134	(575,892)	117,817	(29,224)

5,949	18,786	10,396	(643)	142	(317,733)	168,875	(15,871)

$5,922	$18,653	$10,359	$(754)	$160	$(357,461)	$186,360	$(1,023)

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,772,652	$0	$2,070,289	$3,437,069	$2,418,481

Net Assets	$2,772,652	$0	$2,070,289	$3,437,069	$2,418,481

NET ASSETS, representing:
Accumulation units	$2,772,652	$0	$2,070,289	$3,437,069	$2,418,481

	$2,772,652	$0	$2,070,289	$3,437,069	$2,418,481

Units outstanding	254,695	0	175,646	271,753	167,447

Portfolio shares held	325,811	0	258,141	270,849	482,731
Portfolio net asset value per share	$8.51	$0.00	$8.02	$12.69	$5.01
Investment in portfolio shares, at cost	$2,974,858	$0	$2,250,427	$3,238,202	$2,287,537

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST BlackRock Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$19,765	$0	$7,600	$18,841	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	2,709	269	1,989	3,434	2,410

NET INVESTMENT INCOME (LOSS)	17,056	(269)	5,611	15,407	(2,410)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	122,672
Realized gain (loss) on shares redeemed	(37,927)	196,742	4,741	38,911	33,301
Net change in unrealized gain (loss) on investments	(37,264)	(96,308)	(388,413)	(270,055)	(228,200)

NET GAIN (LOSS) ON INVESTMENTS	(75,191)	100,434	(383,672)	(231,144)	(72,227)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,135)	$100,165	$(378,061)	$(215,737)	$(74,637)

*	The subaccount is no longer available for investment as of December 31, 2011

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio

$13,784,793	$9,729,484	$884,715	$279,016	$11,970,705	$1,252,983	$9,770,860	$1,174,325

$13,784,793	$9,729,484	$884,715	$279,016	$11,970,705	$1,252,983	$9,770,860	$1,174,325

$13,784,793	$9,729,484	$884,715	$279,016	$11,970,705	$1,252,983	$9,770,860	$1,174,325

$13,784,793	$9,729,484	$884,715	$279,016	$11,970,705	$1,252,983	$9,770,860	$1,174,325

1,738,094	932,663	75,005	19,079	978,139	95,343	713,574	87,751

1,094,031	509,131	92,737	12,846	592,609	118,766	511,296	120,197
$12.60	$19.11	$9.54	$21.72	$20.20	$10.55	$19.11	$9.77
$16,400,276	$9,499,583	$814,291	$253,283	$9,742,627	$1,261,185	$11,626,252	$1,181,523

SUBACCOUNTS (Continued)
AST Large-Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio

$177,038	$27,294	$2,746	$0	$0	$10,393	$59,198	$5,137

29,972	18,219	822	323	29,975	1,171	10,760	1,149

147,066	9,075	1,924	(323)	(29,975)	9,222	48,438	3,988

0	0	0	0	0	19,058	0	0
(174,101)	26,484	10,091	7,947	411,576	(1,034)	(60,233)	1,757
(594,406)	(168,487)	(19,733)	(2,610)	(521,185)	(2,727)	(1,672,443)	(47,064)

(768,507)	(142,003)	(9,642)	5,337	(109,609)	15,297	(1,732,676)	(45,307)

$(621,441)	$(132,928)	$(7,718)	$5,014	$(139,584)	$24,519	$(1,684,238)	$(41,319)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
ASSETS
Investment in the portfolios, at fair value	$3,264,037	$1,567,963	$101,387	$761,257	$211,289

Net Assets	$3,264,037	$1,567,963	$101,387	$761,257	$211,289

NET ASSETS, representing:
Accumulation units	$3,264,037	$1,567,963	$101,387	$761,257	$211,289

	$3,264,037	$1,567,963	$101,387	$761,257	$211,289

Units outstanding	297,102	113,031	10,300	64,480	20,404

Portfolio shares held	175,392	141,131	7,046	56,389	13,846
Portfolio net asset value per share	$18.61	$11.11	$14.39	$13.50	$15.26
Investment in portfolio shares, at cost	$3,528,518	$1,587,435	$102,595	$715,239	$197,333

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
INVESTMENT INCOME
Dividend income	$41,108	$36,588	$342	$9,552	$1,224

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3,371	1,442	77	523	171

NET INVESTMENT INCOME (LOSS)	37,737	35,146	265	9,029	1,053

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	10,229	0	17,446	0
Realized gain (loss) on shares redeemed	4,026	(1,638)	2,310	10,231	2,367
Net change in unrealized gain (loss) on investments	(365,936)	9,068	(9,880)	(44,473)	(8,561)

NET GAIN (LOSS) ON INVESTMENTS	(361,910)	17,659	(7,570)	(16,796)	(6,194)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(324,173)	$52,805	$(7,305)	$(7,767)	$(5,141)

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio

$66,972	$172,044	$1,306,731	$773,543	$63,697,818	$973,267	$41,209,278	$68,082,318

$66,972	$172,044	$1,306,731	$773,543	$63,697,818	$973,267	$41,209,278	$68,082,318

$66,972	$172,044	$1,306,731	$773,543	$63,697,818	$973,267	$41,209,278	$68,082,318

$66,972	$172,044	$1,306,731	$773,543	$63,697,818	$973,267	$41,209,278	$68,082,318

6,291	16,470	126,568	56,927	5,795,467	69,282	3,655,129	6,080,893

2,255	13,093	50,105	60,718	5,348,264	56,552	4,583,902	6,240,359
$29.70	$13.14	$26.08	$12.74	$11.91	$17.21	$8.99	$10.91
$62,933	$168,738	$1,186,478	$791,427	$63,340,702	$954,634	$37,968,518	$63,059,528

SUBACCOUNTS (Continued)
The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio

$447	$656	$34,413	$7,486	$1,098,739	$5,735	$128,188	$398,670

68	173	972	1,410	159,891	1,501	72,771	127,624

379	483	33,441	6,076	938,848	4,234	55,417	271,046

0	0	0	4,332	2,134,854	0	0	0
3,331	2,033	11,835	370	130,276	2,010	451,871	623,273
(3,594)	(8,877)	11,797	(40,743)	(1,407,302)	453	(2,047,173)	(1,859,451)

(263)	(6,844)	23,632	(36,041)	857,828	2,463	(1,595,302)	(1,236,178)

$116	$(6,361)	$57,073	$(29,965)	$1,796,676	$6,697	$(1,539,885)	$(965,132)

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$15,816,163	$677,161	$725,906	$702,594	$653,348

Net Assets	$15,816,163	$677,161	$725,906	$702,594	$653,348

NET ASSETS, representing:
Accumulation units	$15,816,163	$677,161	$725,906	$702,594	$653,348

	$15,816,163	$677,161	$725,906	$702,594	$653,348

Units outstanding	1,419,225	48,466	52,653	48,990	46,645

Portfolio shares held	1,344,912	71,582	78,903	64,815	63,186
Portfolio net asset value per share	$11.76	$9.46	$9.20	$10.84	$10.34
Investment in portfolio shares, at cost	$14,775,169	$681,401	$756,747	$693,113	$651,093

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio	AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio
INVESTMENT INCOME
Dividend income	$138,226	$9,756	$5,784	$4,433	$1,135

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35,290	1,356	1,402	1,242	1,168

NET INVESTMENT INCOME (LOSS)	102,936	8,400	4,382	3,191	(33)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	3,931
Realized gain (loss) on shares redeemed	141,155	3,765	(357)	2,319	993
Net change in unrealized gain (loss) on investments	(120,561)	(34,012)	(53,725)	(10,274)	(21,061)

NET GAIN (LOSS) ON INVESTMENTS	20,594	(30,247)	(54,082)	(7,955)	(16,137)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$123,530	$(21,847)	$(49,700)	$(4,764)	$(16,170)

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
AST CLS Moderate Asset Allocation Portfolio	ProFund VP Industrials	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio

$667,457	$0	$113,809,684	$14,916	$46,056	$14,589	$41,611	$12,002

$667,457	$0	$113,809,684	$14,916	$46,056	$14,589	$41,611	$12,002

$667,457	$0	$113,809,684	$14,916	$46,056	$14,589	$41,611	$12,002

$667,457	$0	$113,809,684	$14,916	$46,056	$14,589	$41,611	$12,002

50,105	0	12,292,993	1,403	4,463	1,430	3,659	1,161

69,527	0	12,277,204	1,722	4,818	1,474	4,344	1,312
$9.60	$36.07	$9.27	$8.66	$9.56	$9.90	$9.58	$9.15
$664,698	$0	$122,191,548	$14,713	$45,218	$14,686	$40,438	$11,854

SUBACCOUNTS (Continued)
AST CLS Moderate Asset Allocation Portfolio	ProFund VP Industrials	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio	TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio

$1,536	$0	$0	$0	$0	$0	$0	$0

1,121	1	146,402	3	3	2	7	1

415	(1)	(146,402)	(3)	(3)	(2)	(7)	(1)

6,155	0	0	0	0	0	0	0
1,524	(67)	(441,356)	(2)	7	(49)	(37)	(5)
(21,169)	0	(8,381,864)	203	838	(97)	1,173	148

(13,490)	(67)	(8,823,220)	201	845	(146)	1,136	143

$(13,075)	$(68)	$(8,969,622)	$198	$842	$(148)	$1,129	$142

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2011

	SUBACCOUNTS
	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
ASSETS
Investment in the portfolios, at fair value	$96,363	$100,992	$96,176

Net Assets	$96,363	$100,992	$96,176

NET ASSETS, representing:
Accumulation units	$96,363	$100,992	$96,176

	$96,363	$100,992	$96,176

Units outstanding	9,616	10,066	9,587

Portfolio shares held	9,743	10,721	9,784
Portfolio net asset value per share	$9.89	$9.42	$9.83
Investment in portfolio shares, at cost	$96,407	$101,781	$96,664

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio	TOPS Protected Moderate Growth ETF Portfolio
INVESTMENT INCOME
Dividend income	$0	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35	36	35

NET INVESTMENT INCOME (LOSS)	(35)	(36)	(35)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	(10)	(11)	(11)
Net change in unrealized gain (loss) on investments	(44)	(789)	(488)

NET GAIN (LOSS) ON INVESTMENTS	(54)	(800)	(499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(89)	$(836)	$(534)

The accompanying notes are an integral part of these financial statements.

A19

[THIS PAGE INTENTIONALLY LEFT BLANK]

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(745,808)	$(757,803)	$4,021,232	$3,820,043	$211,728	$255,306
Capital gains distributions received	0	0	2,372,504	1,338,399	0	0
Realized gain (loss) on shares redeemed	0	0	787,064	897,774	1,035,193	283,121
Net change in unrealized gain (loss) on investments	0	0	(37,231)	3,669,748	(3,282,818)	5,921,103

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(745,808)	(757,803)	7,143,569	9,725,964	(2,035,897)	6,459,530

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,918,062	17,757,046	5,442,138	5,836,081	6,884,506	7,539,940
Policy loans	(832,320)	(1,275,955)	(1,070,168)	(1,058,839)	(1,563,053)	(1,421,335)
Policy loan repayments and interest	940,818	978,998	231,670	215,527	303,193	279,332
Surrenders, withdrawals and death benefits	(7,480,170)	(10,386,797)	(2,640,474)	(10,043,517)	(3,057,982)	(3,043,305)
Net transfers between other subaccounts or fixed rate option	11,645,639	(86,834,344)	(3,932,225)	8,485,489	(3,781,807)	(1,322,933)
Withdrawal and other charges	(5,421,983)	(5,927,148)	(3,461,287)	(3,532,142)	(3,299,099)	(3,527,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,770,046	(85,688,200)	(5,430,346)	(97,401)	(4,514,242)	(1,496,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,024,238	(86,446,003)	1,713,223	9,628,563	(6,550,139)	4,963,494

NET ASSETS
Beginning of period	168,218,452	254,664,455	105,024,908	95,396,345	62,293,757	57,330,263

End of period	$185,242,690	$168,218,452	$106,738,131	$105,024,908	$55,743,618	$62,293,757

Beginning units	108,016,830	155,045,619	38,859,278	39,173,444	37,120,211	39,201,075

Units issued	27,427,116	39,924,743	5,155,276	9,258,912	5,629,391	8,042,084
Units redeemed	(18,212,046)	(86,953,532)	(5,964,561)	(9,573,078)	(6,845,141)	(10,122,948)

Ending units	117,231,900	108,016,830	38,049,993	38,859,278	35,904,461	37,120,211

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$76,958	$97,863	$147,232	$152,659	$379,744	$300,995	$1,886,507	$1,908,822
0	0	0	0	0	0	0	0
63,251	(51,987)	124,905	156,557	35,060	(592,913)	106,314	101,731
111,864	632,889	79,181	548,926	(3,610,252)	4,162,066	(789,273)	1,019,006

252,073	678,765	351,318	858,142	(3,195,448)	3,870,148	1,203,548	3,029,559

1,139,317	1,354,607	479,591	318,206	6,224,752	4,764,854	3,206,949	3,402,216
(497)	(783)	(3,486)	(55,433)	(1,130,605)	(631,346)	(682,034)	(534,025)
3,149	4,114	27,267	5,143	366,235	187,415	84,381	146,495
(522,245)	(1,046,412)	(279,257)	(124,968)	(2,290,889)	(2,457,506)	(1,174,741)	(1,477,220)
(70,141)	161,239	(394,971)	(95,632)	(707,308)	38,920,009	317,585	500,435
(469,334)	(404,680)	(339,965)	(248,817)	(2,889,601)	(2,221,814)	(1,652,935)	(1,766,212)

80,249	68,085	(510,821)	(201,501)	(427,416)	38,561,612	99,205	271,689

332,322	746,850	(159,503)	656,641	(3,622,864)	42,431,760	1,302,753	3,301,248

7,036,872	6,290,022	8,417,197	7,760,556	55,063,503	12,631,743	25,154,776	21,853,528

$7,369,194	$7,036,872	$8,257,694	$8,417,197	$51,440,639	$55,063,503	$26,457,529	$25,154,776

5,095,247	5,133,665	5,128,733	4,262,125	10,812,530	5,906,002	13,095,516	12,997,575

747,802	1,103,919	324,479	2,306,312	1,249,214	6,924,410	2,705,300	2,870,272
(813,173)	(1,142,337)	(715,152)	(1,439,704)	(1,464,413)	(2,017,882)	(2,641,416)	(2,772,331)

5,029,876	5,095,247	4,738,060	5,128,733	10,597,331	10,812,530	13,159,400	13,095,516

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(6,577)	$4,062	$2,520,423	$2,814,941	$235,119	$219,792
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	888,689	125,261	1,531,889	(1,462,047)	53,465	(88,919)
Net change in unrealized gain (loss) on investments	(2,421,800)	1,743,635	(403,680)	23,517,308	(1,714,065)	1,941,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,539,688)	1,872,958	3,648,632	24,870,202	(1,425,481)	2,071,930

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,149,389	1,418,127	14,999,312	16,377,622	2,152,971	2,323,499
Policy loans	(185,376)	(29,320)	(2,447,843)	(2,692,813)	(398,036)	(372,632)
Policy loan repayments and interest	58,787	74,900	544,998	674,710	85,136	186,067
Surrenders, withdrawals and death benefits	(119,031)	(539,021)	(5,107,619)	(7,219,129)	(596,774)	(1,090,770)
Net transfers between other subaccounts or fixed rate option	(1,159,327)	728,102	(6,655,808)	30,546,111	(136,125)	54,939
Withdrawal and other charges	(1,040,133)	(812,347)	(8,034,293)	(8,487,506)	(945,482)	(1,037,474)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(295,691)	840,441	(6,701,253)	29,198,995	161,690	63,629

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,835,379)	2,713,399	(3,052,621)	54,069,197	(1,263,791)	2,135,559

NET ASSETS
Beginning of period	9,080,450	6,367,051	216,635,019	162,565,822	19,225,741	17,090,182

End of period	$7,245,071	$9,080,450	$213,582,398	$216,635,019	$17,961,950	$19,225,741

Beginning units	751,343	607,531	118,971,937	112,803,027	14,695,766	14,707,808

Units issued	427,256	520,617	13,925,678	31,940,960	1,985,877	2,758,223
Units redeemed	(374,223)	(376,805)	(15,438,708)	(25,772,050)	(1,854,096)	(2,770,265)

Ending units	804,376	751,343	117,458,907	118,971,937	14,827,547	14,695,766

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$2,553,788	$2,787,145	$2,309	$68,196	$67,876	$74,951	$72,381	$33,245
2,869,267	3,157,137	0	0	428,284	0	0	26,229
157,013	190,624	1,181,061	576,881	111,738	(211,808)	78,082	(78,346)
3,850,195	1,318,737	(1,154,390)	5,106,921	(537,460)	6,177,135	(1,252,576)	1,026,198

9,430,263	7,453,643	28,980	5,751,998	70,438	6,040,278	(1,102,113)	1,007,326

0	0	6,978,134	7,323,643	241,251	165,666	180,779	149,463
(168,903)	(157,662)	(1,483,971)	(1,553,350)	(61,022)	(4,888)	(40,375)	(130,754)
125,359	117,979	411,780	357,781	679	56,867	8,737	12,889
(9,545)	(773,334)	(3,228,290)	(2,503,524)	(10,961)	(148,610)	(309,555)	(604,324)
2,341,969	21,886,942	(465,656)	4,620,212	1,003,562	4,340,430	(799,321)	3,537,761
(963,063)	(726,519)	(3,293,399)	(3,406,431)	(300,041)	(238,286)	(188,285)	(159,353)

1,325,817	20,347,406	(1,081,402)	4,838,331	873,468	4,171,179	(1,148,020)	2,805,682

10,756,080	27,801,049	(1,052,422)	10,590,329	943,906	10,211,457	(2,250,133)	3,813,008

129,805,237	102,004,188	56,721,883	46,131,554	32,517,086	22,305,629	9,040,447	5,227,439

$140,561,317	$129,805,237	$55,669,461	$56,721,883	$33,460,992	$32,517,086	$6,790,314	$9,040,447

36,770,459	30,729,521	49,432,261	45,194,782	7,709,001	6,665,913	7,210,798	4,935,118

1,841,896	9,949,172	7,594,844	12,743,053	382,369	1,766,740	452,322	4,495,508
(1,394,921)	(3,908,234)	(8,546,839)	(8,505,574)	(177,492)	(723,652)	(1,369,796)	(2,219,828)

37,217,434	36,770,459	48,480,266	49,432,261	7,913,878	7,709,001	6,293,324	7,210,798

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Initial Class		American Century VP Value Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(1,668)	$15,235	$(9,540)	$(10,604)	$121,063	$134,877
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	52,789	(7,632)	77,844	45,741	(462,644)	(109,540)
Net change in unrealized gain (loss) on investments	(264,786)	448,248	(85,703)	282,863	336,383	1,013,204

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(213,665)	455,851	(17,399)	318,000	(5,198)	1,038,541

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	123,567	119,970	189,733	90,387	131,657	168,370
Policy loans	(7,509)	(5,458)	(7,643)	(25,190)	(4,248)	(37,282)
Policy loan repayments and interest	4,220	3,977	5,607	3,712	2,414	12,221
Surrenders, withdrawals and death benefits	(534,839)	(152,211)	(155,082)	(153,560)	(246,208)	(137,240)
Net transfers between other subaccounts or fixed rate option	(127,953)	(167,708)	(36,353)	149,601	(1,683,291)	208,676
Withdrawal and other charges	(133,021)	(174,595)	(156,091)	(125,675)	(202,634)	(184,193)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(675,535)	(376,025)	(159,829)	(60,725)	(2,002,310)	30,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	(889,200)	79,826	(177,228)	257,275	(2,007,508)	1,069,093

NET ASSETS
Beginning of period	3,765,791	3,685,965	2,455,496	2,198,221	9,162,606	8,093,513

End of period	$2,876,591	$3,765,791	$2,278,268	$2,455,496	$7,155,098	$9,162,606

Beginning units	4,473,381	5,000,422	2,890,255	3,014,924	5,257,491	5,240,821

Units issued	242,493	261,106	320,457	426,925	102,943	276,340
Units redeemed	(1,056,159)	(788,147)	(505,413)	(551,594)	(1,303,007)	(259,670)

Ending units	3,659,715	4,473,381	2,705,299	2,890,255	4,057,427	5,257,491

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2		American Century VP Income & Growth Fund		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares		Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(19,174)	$(17,353)	$12,542	$11,127	$1,033	$2,364	$6,578	$12,517
0	0	0	0	0	0	0	0
84,117	5,519	15,914	(50,585)	(254)	(7,161)	7,441	(46,644)
(257,916)	920,056	9,902	156,827	3,115	77,708	(475,851)	796,890

(192,973)	908,222	38,358	117,369	3,894	72,911	(461,832)	762,763

105,410	122,670	5,951	17,492	6,371	8,901	51,265	45,649
(10,019)	(24,177)	0	0	0	(2,416)	(29,124)	(18,140)
2,542	18,561	32	42	196	2,052	37,403	26,679
(178,331)	(281,958)	(122,165)	(125,141)	(62,982)	0	(91,748)	(104,807)
9,526	(53,183)	(34,270)	173,197	(11,400)	(8,188)	648,539	(128,909)
(98,014)	(102,293)	(18,456)	(18,428)	(10,757)	(11,778)	(59,334)	(49,122)

(168,886)	(320,380)	(168,908)	47,162	(78,572)	(11,429)	557,001	(228,650)

(361,859)	587,842	(130,550)	164,531	(74,678)	61,482	95,169	534,113

4,169,714	3,581,872	1,009,137	844,606	343,255	281,773	2,813,536	2,279,423

$3,807,855	$4,169,714	$878,587	$1,009,137	$268,577	$343,255	$2,908,705	$2,813,536

4,220,425	4,607,685	920,645	877,650	228,803	238,213	4,689,696	4,972,129

250,557	477,608	40,843	431,991	4,419	20,722	1,359,412	1,175,317
(399,469)	(864,868)	(182,557)	(388,996)	(54,538)	(30,132)	(410,553)	(1,457,750)

4,071,513	4,220,425	778,931	920,645	178,684	228,803	5,638,555	4,689,696

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio		Goldman Sachs Structured Small Cap Equity Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$196,073	$159,286	$(487)	$(1,772)	$9,917	$4,472
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	242,257	(418,541)	47,352	30,988	7,268	(14,274)
Net change in unrealized gain (loss) on investments	(1,752,856)	9,661,064	(190,543)	167,910	(4,946)	330,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,314,526)	9,401,809	(143,678)	197,126	12,239	320,468

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,173,187	5,594,593	1,290,303	1,046,156	132,541	146,404
Policy loans	(1,183,494)	(1,079,920)	(65,865)	(43,642)	(8,277)	0
Policy loan repayments and interest	280,989	302,915	30,725	12,852	28	21
Surrenders, withdrawals and death benefits	(2,054,203)	(2,515,406)	(94,179)	(44,174)	(16,725)	(9,034)
Net transfers between other subaccounts or fixed rate option	(441,606)	207,943	171,345	313,621	(176)	23,307
Withdrawal and other charges	(2,263,003)	(2,495,364)	(653,097)	(523,962)	(96,825)	(80,410)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(488,130)	14,761	679,232	760,851	10,566	80,288

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,802,656)	9,416,570	535,554	957,977	22,805	400,756

NET ASSETS
Beginning of period	45,561,867	36,145,297	2,380,088	1,422,111	1,501,475	1,100,719

End of period	$43,759,211	$45,561,867	$2,915,642	$2,380,088	$1,524,280	$1,501,475

Beginning units	24,926,206	24,945,254	228,401	147,019	951,855	906,128

Units issued	3,444,321	4,860,104	158,922	164,756	91,905	120,276
Units redeemed	(3,695,851)	(4,879,152)	(95,070)	(83,374)	(81,990)	(74,549)

Ending units	24,674,676	24,926,206	292,253	228,401	961,770	951,855

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Invesco V.I. Utilities Fund		Invesco V.I. Technology Fund		Janus Aspen Enterprise Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,619	$2,140	$(57)	$(837)	$(5,024)	$(2,652)	$30,768	$518,969
0	0	0	0	0	0	98,974	0
130	(62)	5,895	2,533	15,385	1,648	4,250,765	118,845
12,466	3,231	(36,310)	86,743	(54,100)	322,918	(3,653,992)	1,048,622

16,215	5,309	(30,472)	88,439	(43,739)	321,914	726,515	1,686,436

12,813	9,262	12,666	6,440	151,173	140,137	45,680	28,277
0	0	(8,539)	(8,798)	(3,445)	(31,671)	0	0
0	0	16	21	4,618	28,586	4,318	1,394
0	0	0	0	(10,476)	(9,390)	(21,970,685)	0
42,636	36,967	26,688	43,851	259,090	730,790	181,914	407,482
(2,357)	(1,065)	(8,901)	(5,749)	(130,827)	(107,915)	(179,606)	(571,389)

53,092	45,164	21,930	35,765	270,133	750,537	(21,918,379)	(134,236)

69,307	50,473	(8,542)	124,204	226,394	1,072,451	(21,191,864)	1,552,200

67,188	16,715	500,950	376,746	2,343,267	1,270,816	23,364,612	21,812,412

$136,495	$67,188	$492,408	$500,950	$2,569,661	$2,343,267	$2,172,748	$23,364,612

62,185	16,412	1,423,517	1,297,335	2,821,717	1,917,055	14,781,461	14,890,035

48,532	46,822	122,706	171,334	504,833	1,115,848	166,533	502,501
(2,019)	(1,049)	(70,003)	(45,152)	(173,940)	(211,186)	(13,589,092)	(611,075)

108,698	62,185	1,476,220	1,423,517	3,152,610	2,821,717	1,358,902	14,781,461

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(140)	$(1,772)	$5,891	$3,351	$183,399	$63,942
Capital gains distributions received	0	0	0	0	447,691	0
Realized gain (loss) on shares redeemed	954	36,430	33,330	21,928	520,501	(53,707)
Net change in unrealized gain (loss) on investments	(34)	165,576	(216,126)	340,094	(137,974)	7,198,287

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780	200,234	(176,905)	365,373	1,013,617	7,208,522

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1	4,815	368,888	383,431	6,669,364	6,051,015
Policy loans	(24)	(1,488)	(103,912)	(78,644)	(1,416,871)	(1,208,983)
Policy loan repayments and interest	0	7,659	13,667	11,381	316,039	218,405
Surrenders, withdrawals and death benefits	0	(56,390)	(130,421)	(142,936)	(2,411,696)	(2,332,233)
Net transfers between other subaccounts or fixed rate option	0	(927,297)	2,196	(8,241)	(811,551)	17,780,989
Withdrawal and other charges	(6,966)	(12,424)	(117,634)	(121,033)	(3,029,023)	(2,831,692)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,989)	(985,125)	32,784	43,958	(683,738)	17,677,501

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,209)	(784,891)	(144,121)	409,331	329,879	24,886,023

NET ASSETS
Beginning of period	70,045	854,936	3,001,059	2,591,728	51,321,317	26,435,294

End of period	$63,836	$70,045	$2,856,938	$3,001,059	$51,651,196	$51,321,317

Beginning units	116,606	1,806,063	2,773,622	2,729,629	29,307,023	18,088,573

Units issued	0	464,183	396,688	454,320	4,358,881	16,104,251
Units redeemed	(11,001)	(2,153,640)	(367,604)	(410,327)	(4,778,971)	(4,885,801)

Ending units	105,605	116,606	2,802,706	2,773,622	28,886,933	29,307,023

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Prudential SP Growth Asset Allocation Portfolio		Janus Aspen Overseas Portfolio – Service Shares		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
01/01/2011 to 4/29/2011**	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(72,353)	$1,725,603	$19,385	$28,953	$176,684	$192,594	$696,620	$624,124
0	0	86,509	0	0	0	0	0
8,030,284	(1,269,477)	84,208	244,033	(369,611)	(536,347)	(450,715)	(647,711)
(614,980)	12,827,988	(3,437,903)	1,497,145	(2,348,681)	2,405,312	(4,437,700)	3,681,067

7,342,951	13,284,114	(3,247,801)	1,770,131	(2,541,608)	2,061,559	(4,191,795)	3,657,480

8,735,872	26,565,428	1,344,715	1,097,656	2,452,431	2,789,264	3,708,693	4,160,107
(997,759)	(2,899,622)	(121,146)	(41,248)	(341,019)	(462,911)	(616,444)	(682,893)
125,717	371,025	85,047	65,673	90,963	264,741	172,052	330,024
(1,645,218)	(6,337,944)	(104,055)	(41,131)	(674,904)	(603,298)	(1,542,281)	(2,664,197)
(121,025,151)	(344,249)	299,756	1,052,921	(184,515)	(134,485)	(713,880)	4,407,782
(4,044,735)	(12,945,400)	(770,807)	(708,898)	(1,132,281)	(1,249,795)	(1,611,564)	(1,820,823)

(118,851,274)	4,409,238	733,510	1,424,973	210,675	603,516	(603,424)	3,730,000

(111,508,323)	17,693,352	(2,514,291)	3,195,104	(2,330,933)	2,665,075	(4,795,219)	7,387,480

111,508,323	93,814,971	9,730,221	6,535,117	16,832,731	14,167,656	32,262,332	24,874,852

$0	$111,508,323	$7,215,930	$9,730,221	$14,501,798	$16,832,731	$27,467,113	$32,262,332

78,724,588	75,887,967	3,390,695	3,189,340	10,846,913	10,408,651	20,984,242	18,228,427

6,139,488	21,829,778	606,129	602,591	2,123,730	2,920,006	2,973,333	14,257,750
(84,864,076)	(18,993,157)	(372,556)	(401,236)	(2,034,811)	(2,481,744)	(3,394,077)	(11,501,935)

0	78,724,588	3,624,268	3,390,695	10,935,832	10,846,913	20,563,498	20,984,242

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	M Large Cap Growth Fund		M Capital Appreciation Fund		M International Equity Fund
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$0	$3,609	$0	$2,599	$36,601	$50,910
Capital gains distributions received	0	0	158,699	0	0	0
Realized gain (loss) on shares redeemed	87,736	(28,747)	88,140	3,943	(172,717)	(181,518)
Net change in unrealized gain (loss) on investments	(103,875)	332,156	(358,513)	324,157	(26,970)	203,572

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,139)	307,018	(111,674)	330,699	(163,086)	72,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	78,513	77,523	53,939	73,270	741	118,173
Policy loans	(95)	(2,618)	(54,582)	(3,872)	(46,847)	(2,598)
Policy loan repayments and interest	70	62	424	56,777	0	56,806
Surrenders, withdrawals and death benefits	(33,903)	(1,676)	(30,385)	(1,888)	(34,375)	(1,710)
Net transfers between other subaccounts or fixed rate option	214,550	(797,416)	89,949	22,330	(200,169)	(335,084)
Withdrawal and other charges	(105,356)	(103,840)	(111,345)	(98,908)	(103,703)	(155,886)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	153,779	(827,965)	(52,000)	47,709	(384,353)	(320,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	137,640	(520,947)	(163,674)	378,408	(547,439)	(247,335)

NET ASSETS
Beginning of period	1,196,642	1,717,589	1,553,518	1,175,110	1,604,796	1,852,131

End of period	$1,334,282	$1,196,642	$1,389,844	$1,553,518	$1,057,357	$1,604,796

Beginning units	79,637	140,671	83,823	80,527	103,382	124,811

Units issued	80,158	25,353	32,907	14,392	61,492	23,373
Units redeemed	(70,281)	(86,387)	(35,901)	(11,096)	(86,074)	(44,802)

Ending units	89,514	79,637	80,829	83,823	78,800	103,382

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
M Business Opportunity Value Fund		ProFund VP Asia 30		ProFund VP Banks		ProFund VP Basic Materials
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$3,130	$4,926	$(3)	$9	$0	$0	$0	$41
0	0	148	0	0	0	0	0
36,552	(3,121)	(145)	6,516	0	0	176	1,549
(69,333)	70,092	(379)	(6,339)	(1)	0	(353)	(969)

(29,651)	71,897	(379)	186	(1)	0	(177)	621

38,742	46,417	207	275	0	0	173	235
0	(1,263)	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(3,493)	(267)	(712)	0	0	0	(295)	0
213,506	153,886	(2,259)	(43,235)	0	0	(1,782)	(8,254)
(84,853)	(73,725)	(143)	(245)	0	0	(133)	(137)

163,902	125,048	(2,907)	(43,205)	0	0	(2,037)	(8,156)

134,251	196,945	(3,286)	(43,019)	(1)	0	(2,214)	(7,535)

822,700	625,755	3,512	46,531	2	2	2,506	10,041

$956,951	$822,700	$226	$3,512	$1	$2	$292	$2,506

55,761	46,345	1,003	15,096	3	3	1,079	5,593

93,397	16,632	1,153	1,585	0	0	871	3,962
(81,517)	(7,216)	(2,067)	(15,678)	(1)	0	(1,800)	(8,476)

67,641	55,761	89	1,003	2	3	150	1,079

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	ProFund VP Bear		ProFund VP Biotechnology		ProFund VP UltraBull
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(47)	$(15)	$(1)	$(3)	$(229)	$(127)
Capital gains distributions received	0	0	0	0	8,106	0
Realized gain (loss) on shares redeemed	(3,709)	(3,225)	(155)	310	31,507	29,464
Net change in unrealized gain (loss) on investments	164	1,449	8	(22)	36	11

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,592)	(1,791)	(148)	285	39,420	29,348

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	182	0	2,176	1,084
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	(293)	(8)	0	0
Net transfers between other subaccounts or fixed rate option	3,262	1,058	188	(14)	80,135	68,077
Withdrawal and other charges	(317)	(456)	(86)	(137)	(500)	(458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,945	602	(9)	(159)	81,811	68,703

TOTAL INCREASE (DECREASE) IN NET ASSETS	(647)	(1,189)	(157)	126	121,231	98,051

NET ASSETS
Beginning of period	3,626	4,815	440	314	99,616	1,565

End of period	$2,979	$3,626	$283	$440	$220,847	$99,616

Beginning units	7,111	7,744	239	179	80,467	1,542

Units issued	5,148,053	149,371	1,914	5,089	10,470,605	6,384,427
Units redeemed	(5,148,740)	(150,004)	(2,008)	(5,029)	(10,363,160)	(6,305,502)

Ending units	6,424	7,111	145	239	187,912	80,467

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
ProFund VP Consumer Services		ProFund VP Consumer Goods Portfolio		ProFund VP Oil & Gas		ProFund VP Europe 30
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(2)	$(2)	$(59)	$1	$12	$51	$235	$474
0	0	0	0	0	0	0	0
126	168	(129)	(39)	18,254	(5,739)	(382)	1,680
(40)	94	(63)	36	(11,545)	14,392	(7,845)	(5,792)

84	260	(251)	(2)	6,721	8,704	(7,992)	(3,638)

0	0	1,939	117	11	20	1,251	682
0	0	0	0	(1,881)	0	0	0
0	0	0	0	5,017	27	0	0
0	0	(328)	0	0	(5,164)	(266)	(5,084)
394	1,578	40,295	38	(85,280)	22,174	14,548	5,497
(47)	(57)	(320)	(64)	(1,710)	(3,062)	(5,223)	(4,103)

347	1,521	41,586	91	(83,843)	13,995	10,310	(3,008)

431	1,781	41,335	89	(77,122)	22,699	2,318	(6,646)

1,784	3	259	170	88,764	66,065	45,029	51,675

$2,215	$1,784	$41,594	$259	$11,642	$88,764	$47,347	$45,029

1,332	3	167	128	31,542	27,577	26,353	30,962

1,612	10,012	28,513	1,251	3,108	22,933	24,884	34,523
(1,372)	(8,683)	(3,588)	(1,212)	(30,594)	(18,968)	(20,750)	(39,132)

1,572	1,332	25,092	167	4,056	31,542	30,487	26,353

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	ProFund VP Financials		ProFund VP Health Care		ProFund VP Internet
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(10)	$139	$209	$(73)	$(2)	$(3)
Capital gains distributions received	0	0	0	0	52	171
Realized gain (loss) on shares redeemed	(233)	(6,014)	21,237	785	212	282
Net change in unrealized gain (loss) on investments	(280)	9,892	(7,479)	42	(360)	278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(523)	4,017	13,967	754	(98)	728

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,256	1,272	178	319	0	25
Policy loans	(1,818)	0	(1,929)	0	0	0
Policy loan repayments and interest	5,017	27	5,018	27	0	0
Surrenders, withdrawals and death benefits	(242)	0	(308)	0	(24)	0
Net transfers between other subaccounts or fixed rate option	0	(57,006)	(113,063)	46,550	(1,598)	(953)
Withdrawal and other charges	(488)	(606)	(440)	(951)	(64)	(77)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,725	(56,313)	(110,544)	45,945	(1,686)	(1,005)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,202	(52,296)	(96,577)	46,699	(1,784)	(277)

NET ASSETS
Beginning of period	2,704	55,000	100,107	53,408	1,784	2,061

End of period	$5,906	$2,704	$3,530	$100,107	$0	$1,784

Beginning units	3,207	72,180	78,462	42,941	657	1,024

Units issued	8,446	1,639	7,518	40,897	594	3,732
Units redeemed	(3,504)	(70,612)	(83,461)	(5,376)	(1,251)	(4,099)

Ending units	8,149	3,207	2,519	78,462	0	657

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
ProFund VP Japan		ProFund VP Mid-Cap Growth		ProFund VP Mid-Cap Value		ProFund VP Money Market
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(31)	$(65)	$(6)	$(6)	$(10)	$8	$(5,570)	$(6,912)
0	0	0	0	0	0	0	0
(1,008)	(5,431)	307	747	(222)	(276)	0	0
(1,937)	376	(612)	(37)	(318)	2,619	0	0

(2,976)	(5,120)	(311)	704	(550)	2,351	(5,570)	(6,912)

263	390	348	378	352	378	14,315	145,044
0	0	0	0	0	0	(863,725)	(102,714)
0	0	0	0	0	0	2,324	2,213
(234)	(5,183)	(965)	0	(596)	0	(6,944)	(14,983)
(1,315)	(19,833)	(106)	(323)	0	0	326,032	(549,702)
(1,480)	(3,027)	(323)	(328)	(1,248)	(1,133)	(39,296)	(42,797)

(2,766)	(27,653)	(1,046)	(273)	(1,492)	(755)	(567,294)	(562,939)

(5,742)	(32,773)	(1,357)	431	(2,042)	1,596	(572,864)	(569,851)

15,103	47,876	3,339	2,908	13,794	12,198	2,462,543	3,032,394

$9,361	$15,103	$1,982	$3,339	$11,752	$13,794	$1,889,679	$2,462,543

11,944	35,298	1,749	1,951	7,213	7,664	2,274,467	2,792,851

7,231	17,310	4,477	3,790	201	225	25,333,214	13,452,582
(10,065)	(40,664)	(5,155)	(3,992)	(1,001)	(676)	(25,857,314)	(13,970,966)

9,110	11,944	1,071	1,749	6,413	7,213	1,750,367	2,274,467

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	ProFund VP NASDAQ-100		ProFund VP Pharmaceuticals		ProFund VP Precious Metals
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(273)	$(173)	$17	$14	$(78)	$(112)
Capital gains distributions received	0	0	0	0	526	0
Realized gain (loss) on shares redeemed	9,877	18,832	66	1	1,656	7,966
Net change in unrealized gain (loss) on investments	(9,533)	(15,618)	378	(9)	(9,171)	1,132

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71	3,041	461	6	(7,067)	8,986

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,203	0	182	188	5	0
Policy loans	0	0	(1,989)	0	0	0
Policy loan repayments and interest	0	0	5,017	27	0	0
Surrenders, withdrawals and death benefits	(624)	(18,478)	(321)	0	0	(23,786)
Net transfers between other subaccounts or fixed rate option	36,639	5,045	2,163	0	(1,022)	(1,560)
Withdrawal and other charges	(11,877)	(4,887)	(105)	(86)	(4,270)	(4,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	26,341	(18,320)	4,947	129	(5,287)	(30,137)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,412	(15,279)	5,408	135	(12,354)	(21,151)

NET ASSETS
Beginning of period	88,496	103,775	465	330	36,854	58,005

End of period	$114,908	$88,496	$5,873	$465	$24,500	$36,854

Beginning units	45,901	63,488	485	345	12,589	26,273

Units issued	241,992	52,396	8,637	232	2,760	11,859
Units redeemed	(229,000)	(69,983)	(3,838)	(92)	(4,963)	(25,543)

Ending units	58,893	45,901	5,284	485	10,386	12,589

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
ProFund VP Real Estate		ProFund VP Rising Rates Opportunity		ProFund VP Semiconductor		ProFund VP Short NASDAQ-100
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(104)	$1,441	$(92)	$(96)	$(2)	$(1)	$(88)	$(98)
0	0	0	0	0	0	0	0
746	9,107	(922)	(395)	(272)	(441)	(20,387)	(5,172)
865	(2,194)	(14,515)	(6,889)	(60)	60	8,213	(8,264)

1,507	8,354	(15,529)	(7,380)	(334)	(382)	(12,262)	(13,534)

1,095	1,084	1,844	1	0	0	11	5,971
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(5,087)	0	0	0	0	0	0
(1,331)	(2,350)	(5,672)	37,899	(1,336)	2,130	(46,194)	66,107
(5,620)	(5,083)	(360)	(406)	(53)	(26)	(172)	(5,515)

(5,856)	(11,436)	(4,188)	37,494	(1,389)	2,104	(46,355)	66,563

(4,349)	(3,082)	(19,717)	30,114	(1,723)	1,722	(58,617)	53,029

43,001	46,083	45,329	15,215	1,723	1	58,617	5,588

$38,652	$43,001	$25,612	$45,329	$0	$1,723	$0	$58,617

24,979	33,296	87,452	24,588	1,424	1	173,902	13,035

2,889	85,383	3,714	66,559	3,642	8,562	8,241,864	336,258
(6,381)	(93,700)	(11,918)	(3,695)	(5,066)	(7,139)	(8,415,766)	(175,391)

21,487	24,979	79,248	87,452	0	1,424	0	173,902

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	ProFund VP Short Small-Cap		ProFund VP Small-Cap		ProFund VP Small-Cap Growth
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(39)	$(1)	$(269)	$(173)	$(12)	$(11)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	3,807	(404)	1,366	11,294	63	1,459
Net change in unrealized gain (loss) on investments	0	0	(10,689)	2,168	(1,316)	78

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,768	(405)	(9,592)	13,289	(1,265)	1,526

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	0	0	1,845	0	563	564
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(12,975)	0	0
Net transfers between other subaccounts or fixed rate option	(3,768)	405	37,912	1,704	542	(857)
Withdrawal and other charges	0	0	(12,123)	(9,088)	(331)	(302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,768)	405	27,634	(20,359)	774	(595)

TOTAL INCREASE (DECREASE) IN NET ASSETS	0	0	18,042	(7,070)	(491)	931

NET ASSETS
Beginning of period	0	0	93,021	100,091	7,699	6,768

End of period	$0	$0	$111,063	$93,021	$7,208	$7,699

Beginning units	0	0	49,186	65,878	3,915	4,316

Units issued	7,759,838	160,454	19,767	51,150	19,356	12,731
Units redeemed	(7,759,838)	(160,454)	(6,553)	(67,842)	(19,643)	(13,132)

Ending units	0	0	62,400	49,186	3,628	3,915

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
ProFund VP Small-Cap Value		ProFund VP Technology		ProFund VP Telecommunications		ProFund VP U.S. Government Plus
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$0	$0	$(31)	$(62)	$86	$57	$(177)	$204
0	0	0	0	0	0	0	0
0	0	(82)	6,048	136	(10)	2,501	11,116
0	0	(1,213)	(8,346)	(194)	318	82,885	(2,615)

0	0	(1,326)	(2,360)	28	365	85,209	8,705

0	0	1,083	188	1,265	1,286	9,666	365
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	(312)	0	(302)	0	0	0
0	0	19,062	(27,038)	49	(1,976)	108,544	78,891
0	0	(186)	(308)	(540)	(507)	(1,779)	(793)

0	0	19,647	(27,158)	472	(1,197)	116,431	78,463

0	0	18,321	(29,518)	500	(832)	201,640	87,168

1	1	503	30,021	2,854	3,686	87,174	6

$1	$1	$18,824	$503	$3,354	$2,854	$288,814	$87,174

1	1	291	19,215	2,256	3,361	63,108	5

0	0	11,963	16,310	2,322	1,161	93,935	193,057
0	0	(1,167)	(35,234)	(1,969)	(2,266)	(10,991)	(129,954)

1	1	11,087	291	2,609	2,256	146,052	63,108

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	ProFund VP UltraMid-Cap		ProFund VP UltraNASDAQ-100		ProFund VP UltraSmall-Cap
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(27)	$(27)	$(133)	$(73)	$(37)	$(35)
Capital gains distributions received	0	0	0	0	189	0
Realized gain (loss) on shares redeemed	5,949	(6,517)	18,777	32,026	10,207	9,138
Net change in unrealized gain (loss) on investments	0	0	9	(284)	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,922	(6,544)	18,653	31,669	10,359	9,103

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	137	0	1,421	104	245	0
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	(1)	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(61,451)	61,974	(280,171)	302,752	(65,994)	46,341
Withdrawal and other charges	(22)	(18)	(47)	(45)	(22)	(36)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(61,336)	61,955	(278,797)	302,811	(65,771)	46,305

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,414)	55,411	(260,144)	334,480	(55,412)	55,408

NET ASSETS
Beginning of period	55,414	3	347,235	12,755	55,412	4

End of period	$0	$55,414	$87,091	$347,235	$0	$55,412

Beginning units	24,095	2	160,778	7,966	28,528	3

Units issued	730,062	926,596	3,449,280	2,410,727	1,387,216	1,608,224
Units redeemed	(754,157)	(902,503)	(3,569,144)	(2,257,915)	(1,415,744)	(1,579,699)

Ending units	0	24,095	40,914	160,778	0	28,528

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
ProFund VP Bull		ProFund VP Utilities		AST T. Rowe Price Large-Cap Growth Portfolio		AST Cohen & Steers Realty Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(111)	$(38)	$18	$13	$(39,728)	$(35,272)	$17,485	$34,991
647	0	0	0	0	0	0	0
1,535	6,726	8	315	258,159	57,411	51,058	277
(2,825)	(8,559)	134	(20)	(575,892)	2,045,070	117,817	542,150

(754)	(1,871)	160	308	(357,461)	2,067,209	186,360	577,418

737	762	184	190	2,044,854	2,156,036	905,021	820,283
0	0	0	0	(363,940)	(710,778)	(110,716)	(37,913)
0	0	0	0	100,546	85,147	5,460	16,597
(830)	(12,947)	(594)	0	(1,200,627)	(585,047)	(192,670)	(115,522)
301	(34,853)	2,194	(268)	702,785	77,941	191,964	115,226
(5,951)	(7,471)	(87)	(82)	(982,581)	(951,671)	(501,363)	(481,587)

(5,743)	(54,509)	1,697	(160)	301,037	71,628	297,696	317,084

(6,497)	(56,380)	1,857	148	(56,424)	2,138,837	484,056	894,502

48,637	105,017	714	566	15,313,244	13,174,407	2,790,093	1,895,591

$42,140	$48,637	$2,571	$714	$15,256,820	$15,313,244	$3,274,149	$2,790,093

35,263	85,508	375	314	1,379,508	1,371,341	213,377	186,370

17,369	50,864	1,112	27,697	327,049	294,752	91,845	95,638
(22,002)	(101,109)	(335)	(27,636)	(305,046)	(286,585)	(70,070)	(68,631)

30,630	35,263	1,152	375	1,401,511	1,379,508	235,152	213,377

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST J.P. Morgan Strategic Opportunities Portfolio		AST BlackRock Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 4/29/2011**	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$14,848	$4,504	$17,056	$28,295	$(269)	$(626)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	13,353	3,728	(37,927)	(63,596)	196,742	1,052
Net change in unrealized gain (loss) on investments	(29,224)	101,047	(37,264)	298,175	(96,308)	128,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,023)	109,279	(58,135)	262,874	100,165	129,166

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,029,013	808,857	876,490	781,179	102,901	246,474
Policy loans	(12,152)	(10,603)	(37,287)	(19,920)	(7,231)	(10,617)
Policy loan repayments and interest	1,904	8,667	6,789	2,657	1,980	864
Surrenders, withdrawals and death benefits	(56,572)	(28,849)	(101,769)	(208,214)	(7,272)	(19,346)
Net transfers between other subaccounts or fixed rate option	305,133	168,091	116,351	21,093	(904,076)	(22,577)
Withdrawal and other charges	(504,848)	(411,599)	(405,498)	(411,874)	(48,506)	(139,648)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	762,478	534,564	455,076	164,921	(862,204)	55,150

TOTAL INCREASE (DECREASE) IN NET ASSETS	761,455	643,843	396,941	427,795	(762,039)	184,316

NET ASSETS
Beginning of period	1,749,398	1,105,555	2,375,711	1,947,916	762,039	577,723

End of period	$2,510,853	$1,749,398	$2,772,652	$2,375,711	$0	$762,039

Beginning units	136,936	92,906	216,939	199,803	65,804	59,937

Units issued	108,957	86,014	116,060	87,374	12,055	28,961
Units redeemed	(49,983)	(41,984)	(78,304)	(70,238)	(77,859)	(23,094)

Ending units	195,910	136,936	254,695	216,939	0	65,804

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Large-Cap Value Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$5,611	$(624)	$15,407	$9,777	$(2,410)	$(1,938)	$147,066	$101,113
0	0	0	0	122,672	0	0	0
4,741	(3,664)	38,911	(9,880)	33,301	7,383	(174,101)	(527,237)
(388,413)	359,440	(270,055)	662,722	(228,200)	356,203	(594,406)	2,028,664

(378,061)	355,152	(215,737)	662,619	(74,637)	361,648	(621,441)	1,602,540

578,665	394,154	1,015,325	1,009,414	673,396	623,298	2,532,088	2,583,246
(39,453)	(18,251)	(54,176)	(50,324)	(101,377)	(42,719)	(404,369)	(505,129)
5,406	422	22,782	15,395	29,661	11,188	94,296	215,291
(90,536)	(46,297)	(167,914)	(81,409)	(59,448)	(59,680)	(655,023)	(666,140)
767,429	52,738	(42,725)	(11,321)	(13,571)	33,868	2,422	(451,352)
(310,047)	(202,499)	(529,845)	(568,335)	(375,422)	(367,839)	(1,009,202)	(1,102,395)

911,464	180,267	243,447	313,420	153,239	198,116	560,212	73,521

533,403	535,419	27,710	976,039	78,602	559,764	(61,229)	1,676,061

1,536,886	1,001,467	3,409,359	2,433,320	2,339,879	1,780,115	13,846,022	12,169,961

$2,070,289	$1,536,886	$3,437,069	$3,409,359	$2,418,481	$2,339,879	$13,784,793	$13,846,022

113,181	97,655	253,199	227,455	157,024	142,997	1,669,219	1,657,064

119,295	44,492	91,081	104,406	58,172	65,228	366,952	443,728
(56,830)	(28,966)	(72,527)	(78,662)	(47,749)	(51,201)	(298,077)	(431,573)

175,646	113,181	271,753	253,199	167,447	157,024	1,738,094	1,669,219

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$9,075	$40,733	$1,924	$163	$(323)	$(335)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	26,484	(65,216)	10,091	4,247	7,947	(6,222)
Net change in unrealized gain (loss) on investments	(168,487)	1,549,899	(19,733)	78,626	(2,610)	90,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(132,928)	1,525,416	(7,718)	83,036	5,014	84,374

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,487,106	1,591,643	388,268	355,834	3,530	4,482
Policy loans	(178,546)	(154,533)	(10,815)	(15,226)	(6,737)	(1,934)
Policy loan repayments and interest	48,193	43,409	1,258	10,931	24	5
Surrenders, withdrawals and death benefits	(416,590)	(533,720)	(39,797)	(38,615)	(8,228)	(6,883)
Net transfers between other subaccounts or fixed rate option	408,703	196,193	31,473	16,408	(59,665)	(12,463)
Withdrawal and other charges	(787,601)	(803,698)	(221,469)	(195,091)	(20,867)	(34,495)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	561,265	339,294	148,918	134,241	(91,943)	(51,288)

TOTAL INCREASE (DECREASE) IN NET ASSETS	428,337	1,864,710	141,200	217,277	(86,929)	33,086

NET ASSETS
Beginning of period	9,301,147	7,436,437	743,515	526,238	365,945	332,859

End of period	$9,729,484	$9,301,147	$884,715	$743,515	$279,016	$365,945

Beginning units	881,325	845,067	62,597	49,918	25,419	29,721

Units issued	207,422	242,762	36,655	37,196	240	425
Units redeemed	(156,084)	(206,504)	(24,247)	(24,517)	(6,580)	(4,727)

Ending units	932,663	881,325	75,005	62,597	19,079	25,419

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
AST Small-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$(29,975)	$(1,432)	$9,222	$29,553	$48,438	$31,967	$3,988	$3,474
0	0	19,058	1,819	0	0	0	0
411,576	63,987	(1,034)	(12,848)	(60,233)	(277,993)	1,757	(12,271)
(521,185)	3,018,583	(2,727)	22,161	(1,672,443)	2,070,300	(47,064)	114,657

(139,584)	3,081,138	24,519	40,685	(1,684,238)	1,824,274	(41,319)	105,860

1,679,943	1,598,535	332,030	440,916	2,876,488	3,051,250	346,780	357,218
(381,979)	(283,352)	(11,498)	(15,889)	(194,921)	(164,249)	(8,332)	(8,102)
73,341	62,900	4,151	1,807	17,124	29,369	2,782	1,182
(674,990)	(575,643)	(40,655)	(53,281)	(448,844)	(281,566)	(50,811)	(53,250)
294,560	459,301	105,346	(195,793)	(135,977)	(281,822)	96,030	89,644
(840,796)	(760,784)	(206,061)	(192,598)	(1,542,948)	(1,684,056)	(192,137)	(194,859)

150,079	500,957	183,313	(14,838)	570,922	668,926	194,312	191,833

10,495	3,582,095	207,832	25,847	(1,113,316)	2,493,200	152,993	297,693

11,960,210	8,378,115	1,045,151	1,019,304	10,884,176	8,390,976	1,021,332	723,639

$11,970,705	$11,960,210	$1,252,983	$1,045,151	$9,770,860	$10,884,176	$1,174,325	$1,021,332

965,554	920,501	81,231	82,229	675,627	626,765	73,854	58,572

236,782	256,128	39,570	131,612	218,990	245,129	35,202	39,741
(224,197)	(211,075)	(25,458)	(132,610)	(181,043)	(196,267)	(21,305)	(24,459)

978,139	965,554	95,343	81,231	713,574	675,627	87,751	73,854

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$37,737	$30,017	$35,146	$31,025	$265	$(25)
Capital gains distributions received	0	0	10,229	6,066	0	0
Realized gain (loss) on shares redeemed	4,026	(26,383)	(1,638)	(11,030)	2,310	1,418
Net change in unrealized gain (loss) on investments	(365,936)	218,277	9,068	45,249	(9,880)	6,993

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(324,173)	221,911	52,805	71,310	(7,305)	8,386

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,080,762	1,114,057	382,034	370,728	40,154	44,507
Policy loans	(89,894)	(69,163)	(16,170)	(13,110)	(680)	(107)
Policy loan repayments and interest	6,452	10,990	3,544	1,626	110	9
Surrenders, withdrawals and death benefits	(147,345)	(116,206)	(68,856)	(40,285)	(40,273)	(6,089)
Net transfers between other subaccounts or fixed rate option	(43,415)	(73,497)	158,294	6,724	53,414	24,443
Withdrawal and other charges	(528,764)	(584,160)	(221,135)	(222,556)	(20,950)	(11,460)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	277,796	282,021	237,711	103,127	31,775	51,303

TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,377)	503,932	290,516	174,437	24,470	59,689

NET ASSETS
Beginning of period	3,310,414	2,806,482	1,277,447	1,103,010	76,917	17,228

End of period	$3,264,037	$3,310,414	$1,567,963	$1,277,447	$101,387	$76,917

Beginning units	273,479	248,220	95,787	87,371	7,576	2,081

Units issued	98,163	108,275	43,782	54,440	9,075	7,807
Units redeemed	(74,540)	(83,016)	(26,538)	(46,024)	(6,351)	(2,312)

Ending units	297,102	273,479	113,031	95,787	10,300	7,576

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
American Century VP Mid Cap Value Fund – Class 1 Shares		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares		The Dreyfus Socially Responsible Growth Fund – Service Shares		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$9,029	$9,110	$1,053	$980	$379	$233	$483	$205
17,446	0	0	0	0	0	0	0
10,231	7,399	2,367	13,584	3,331	1,239	2,033	3,509
(44,473)	61,406	(8,561)	3,415	(3,594)	3,676	(8,877)	9,369

(7,767)	77,915	(5,141)	17,979	116	5,148	(6,361)	13,083

218,334	119,415	78,083	50,167	31,722	25,061	59,156	26,573
(7,268)	(1,081)	(1,295)	(686)	(1,271)	(212)	(3,522)	0
1,377	300	15	4	27	1	450	18
(20,778)	(5,912)	(9,237)	(840)	(1,341)	(4,366)	(15,177)	(92)
108,345	222,916	72,526	(20,621)	8,293	(7,446)	51,380	64,284
(98,881)	(64,007)	(36,310)	(22,246)	(17,669)	(13,231)	(25,172)	(11,546)

201,129	271,631	103,782	5,778	19,761	(193)	67,115	79,237

193,362	349,546	98,641	23,757	19,877	4,955	60,754	92,320

567,895	218,349	112,648	88,891	47,095	42,140	111,290	18,970

$761,257	$567,895	$211,289	$112,648	$66,972	$47,095	$172,044	$111,290

47,720	21,857	10,702	10,079	4,448	4,555	10,664	2,305

31,542	36,274	14,494	8,592	5,718	3,270	17,116	14,944
(14,782)	(10,411)	(4,792)	(7,969)	(3,875)	(3,377)	(11,310)	(6,585)

64,480	47,720	20,404	10,702	6,291	4,448	16,470	10,664

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	MFS® Utilities Series – Initial Class		AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$33,441	$16,459	$6,076	$676	$938,848	$987,445
Capital gains distributions received	0	0	4,332	0	2,134,854	1,110,407
Realized gain (loss) on shares redeemed	11,835	8,085	370	393	130,276	544,392
Net change in unrealized gain (loss) on investments	11,797	57,022	(40,743)	22,033	(1,407,302)	1,916,246

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,073	81,566	(29,965)	23,102	1,796,676	4,558,490

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	396,054	326,593	404,303	133,696	4,923,791	5,790,205
Policy loans	(3,909)	(14,554)	0	0	(699,277)	(1,156,073)
Policy loan repayments and interest	119	86	0	0	219,129	374,669
Surrenders, withdrawals and death benefits	(54,144)	(29,353)	(3,681)	(3)	(2,808,690)	(7,352,745)
Net transfers between other subaccounts or fixed rate option	377,996	142,112	285,724	157,278	32,038	4,740,752
Withdrawal and other charges	(204,256)	(155,445)	(175,412)	(67,906)	(2,762,067)	(3,093,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	511,860	269,439	510,934	223,065	(1,095,076)	(696,620)

TOTAL INCREASE (DECREASE) IN NET ASSETS	568,933	351,005	480,969	246,167	701,600	3,861,870

NET ASSETS
Beginning of period	737,798	386,793	292,574	46,407	62,996,218	59,134,348

End of period	$1,306,731	$737,798	$773,543	$292,574	$63,697,818	$62,996,218

Beginning units	76,232	45,442	20,751	3,671	5,899,474	5,950,000

Units issued	80,498	59,529	49,023	22,298	929,766	2,279,255
Units redeemed	(30,162)	(28,739)	(12,847)	(5,218)	(1,033,773)	(2,329,781)

Ending units	126,568	76,232	56,927	20,751	5,795,467	5,899,474

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio		AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$4,234	$563	$55,417	$109,185	$271,046	$399,136	$102,936	$151,354

0	0	0	0	0	0	0	0

2,010	892	451,871	123,215	623,273	412,223	141,155	63,952

453	18,105	(2,047,173)	4,813,727	(1,859,451)	6,426,545	(120,561)	1,117,521

6,697	19,560	(1,539,885)	5,046,127	(965,132)	7,237,904	123,530	1,332,827

538,733	201,382	9,690,264	10,211,701	14,526,587	13,787,073	2,824,097	2,765,346
(1,243)	(3,495)	(852,396)	(936,822)	(1,461,431)	(1,277,079)	(418,256)	(319,397)
113	9	286,617	264,176	249,572	254,436	47,394	45,910
(4,437)	(5)	(1,970,776)	(1,748,675)	(4,057,930)	(5,206,499)	(718,978)	(754,934)
392,654	176,207	(386,276)	(158,992)	656,226	948,179	920,361	772,818
(259,767)	(104,336)	(4,660,789)	(5,140,011)	(7,129,988)	(7,504,124)	(1,446,688)	(1,450,956)

666,053	269,762	2,106,644	2,491,377	2,783,036	1,001,986	1,207,930	1,058,787

672,750	289,322	566,759	7,537,504	1,817,904	8,239,890	1,331,460	2,391,614

300,517	11,195	40,642,519	33,105,015	66,264,414	58,024,524	14,484,703	12,093,089

$973,267	$300,517	$41,209,278	$40,642,519	$68,082,318	$66,264,414	$15,816,163	$14,484,703

21,762	902	3,474,400	3,238,511	5,835,875	5,728,421	1,309,841	1,206,275

67,139	29,294	923,144	1,102,554	1,470,849	1,587,042	376,704	376,339
(19,619)	(8,434)	(742,415)	(866,665)	(1,225,831)	(1,479,588)	(267,320)	(272,773)

69,282	21,762	3,655,129	3,474,400	6,080,893	5,835,875	1,419,225	1,309,841

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio		AST Advanced Strategies Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$8,400	$846	$4,382	$550	$3,191	$893
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	3,765	1,611	(357)	535	2,319	487
Net change in unrealized gain (loss) on investments	(34,012)	29,705	(53,725)	22,738	(10,274)	19,406

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,847)	32,162	(49,700)	23,823	(4,764)	20,786

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	442,537	86,987	416,488	156,739	399,402	153,734
Policy loans	0	0	(3,958)	0	(4,069)	0
Policy loan repayments and interest	0	0	15	0	16	0
Surrenders, withdrawals and death benefits	(3,046)	(578)	(4,636)	(428)	(5,961)	(506)
Net transfers between other subaccounts or fixed rate option	88,467	309,829	329,812	115,852	208,307	159,404
Withdrawal and other charges	(191,840)	(81,177)	(209,226)	(68,505)	(185,027)	(72,063)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	336,118	315,061	528,495	203,658	412,668	240,569

TOTAL INCREASE (DECREASE) IN NET ASSETS	314,271	347,223	478,795	227,481	407,904	261,355

NET ASSETS
Beginning of period	362,890	15,667	247,111	19,630	294,690	33,335

End of period	$677,161	$362,890	$725,906	$247,111	$702,594	$294,690

Beginning units	25,518	1,257	16,768	1,581	20,519	2,633

Units issued	36,719	30,567	52,830	20,528	46,009	23,458
Units redeemed	(13,771)	(6,306)	(16,945)	(5,341)	(17,538)	(5,572)

Ending units	48,466	25,518	52,653	16,768	48,990	20,519

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
AST CLS Growth Asset Allocation Portfolio		AST CLS Moderate Asset Allocation Portfolio		ProFund VP Industrials		AST BlackRock Global Strategies Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	4/29/2011* to 12/31/2011

$(33)	$140	$415	$138	$(1)	$0	$(146,402)
3,931	0	6,155	0	0	0	0
993	3,006	1,524	715	(67)	0	(441,356)
(21,061)	22,997	(21,169)	23,732	0	0	(8,381,864)

(16,170)	26,143	(13,075)	24,585	(68)	0	(8,969,622)

337,547	134,339	297,551	106,270	0	0	16,832,979
(3,973)	0	(1,236)	0	0	0	(1,835,583)
15	0	9	0	0	0	411,350
(2,866)	(52)	(301)	(948)	0	0	(4,275,069)
261,297	131,644	174,430	234,724	81	0	119,253,421
(162,157)	(72,095)	(114,535)	(53,658)	(13)	0	(7,607,792)

429,863	193,836	355,918	286,388	68	0	122,779,306

413,693	219,979	342,843	310,973	0	0	113,809,684

239,655	19,676	324,614	13,641	0	0	0

$653,348	$239,655	$667,457	$324,614	$0	$0	$113,809,684

16,660	1,560	23,866	1,120	0	0	0

42,233	22,762	37,033	28,711	1,485	0	13,964,491
(12,248)	(7,662)	(10,794)	(5,965)	(1,485)	0	(1,671,498)

46,645	16,660	50,105	23,866	0	0	12,292,993

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	TOPS Aggressive Growth ETF Portfolio	TOPS Balanced ETF Portfolio	TOPS Capital Preservation ETF Portfolio
	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$(3)	$(3)	$(2)
Capital gains distributions received	0	0	0
Realized gain (loss) on shares redeemed	(2)	7	(49)
Net change in unrealized gain (loss) on investments	203	838	(97)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198	842	(148)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,246	1,766	261
Policy loans	0	0	(2,258)
Policy loan repayments and interest	0	7	288
Surrenders, withdrawals and death benefits	0	0	0
Net transfers between other subaccounts or fixed rate option	14,110	44,399	17,080
Withdrawal and other charges	(1,638)	(958)	(634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	14,718	45,214	14,737

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,916	46,056	14,589

NET ASSETS
Beginning of period	0	0	0

End of period	$14,916	$46,056	$14,589

Beginning units	0	0	0

Units issued	1,559	4,556	1,716
Units redeemed	(156)	(93)	(286)

Ending units	1,403	4,463	1,430

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)
TOPS Growth ETF Portfolio	TOPS Moderate Growth ETF Portfolio	TOPS Protected Balanced ETF Portfolio	TOPS Protected Growth ETF Portfolio
8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011	8/22/2011* to 12/31/2011

$(7)	$(1)	$(35)	$(36)
0	0	0	0
(37)	(5)	(10)	(11)
1,173	148	(44)	(789)

1,129	142	(89)	(836)

9,686	2,386	1,443	4,564
0	0	0	0
0	0	0	0
0	0	0	0
34,290	10,938	96,366	99,978
(3,494)	(1,464)	(1,357)	(2,714)

40,482	11,860	96,452	101,828

41,611	12,002	96,363	100,992

0	0	0	0

$41,611	$12,002	$96,363	$100,992

0	0	0	0

4,147	1,305	9,752	10,336
(488)	(144)	(136)	(270)

3,659	1,161	9,616	10,066

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2011 and 2010

SUBACCOUNTS
TOPS Protected Moderate Growth ETF Portfolio
8/22/2011* to 12/31/2011
OPERATIONS
Net investment income (loss)	$(35)
Capital gains distributions received	0
Realized gain (loss) on shares redeemed	(11)
Net change in unrealized gain (loss) on investments	(488)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(534)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,770
Policy loans	0
Policy loan repayments and interest	0
Surrenders, withdrawals and death benefits	0
Net transfers between other subaccounts or fixed rate option	96,537
Withdrawal and other charges	(1,597)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	96,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	96,176

NET ASSETS
Beginning of period	0

End of period	$96,176

Beginning units	0

Units issued	9,748
Units redeemed	(161)

Ending units	9,587

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A55

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2011

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”), PruLife Custom Premier II (“ENVUL”), and Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and eighteen subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:
American Century VP Income & Growth Fund
American Century VP Mid Cap Value Fund – Class 1 Shares
American Century VP Value Fund
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio (merged from Prudential SP Growth Asset Allocation Portfolio)
AST BlackRock Value Portfolio (formerly AST Value Portfolio)
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio (merged from AST Neuberger Berman Small-Cap Growth Portfolio)
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST JPMorgan International Equity Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio (merged to AST Federated Aggressive Growth Portfolio)**
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio (formerly AST Aggressive Asset Allocation Portfolio)
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
Goldman Sachs Structured Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund
Janus Aspen Balanced Portfolio – Service Shares
Janus Aspen Enterprise Portfolio – Service Shares
Janus Aspen Janus Portfolio – Institutional Shares
Janus Aspen Janus Portfolio – Service Shares
Janus Aspen Overseas Portfolio – Service Shares

A56

Note 1:	General (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
MFS® Growth Series – Initial Class
MFS® Utilities Series – Initial Class
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares
ProFund VP Asia 30
ProFund VP Banks
ProFund VP Basic Materials
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Bull
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials*
ProFund VP Internet*
ProFund VP Japan
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Oil & Gas
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraBull
ProFund VP UltraMid-Cap*
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap*
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP Growth Asset Allocation Portfolio (merged to AST BlackRock Global Strategies Portfolio)**
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
T. Rowe Price International Stock Portfolio
The Dreyfus Socially Responsible Growth Fund – Service Shares
TOPS Aggressive Growth ETF Portfolio
TOPS Balanced ETF Portfolio
TOPS Capital Preservation ETF Portfolio
TOPS Growth ETF Portfolio
TOPS Moderate Growth ETF Portfolio
TOPS Protected Balanced ETF Portfolio
TOPS Protected Growth ETF Portfolio
TOPS Protected Moderate Growth ETF Portfolio
*	Subaccount was available for investment but had no assets as of December 31, 2011

**	Subaccount no longer available for investment as of December 31, 2011

The Series Funds are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

A57

Note 1:	General (Continued)

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2011 as net transfers between subaccounts. The transfers occurred as follows:

April 29, 2011	Removed Portfolio	Surviving Portfolio
	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio
Shares	90,326	256,224
Net asset value per share	$10.24	$10.01
Net assets before merger	$924,935	$1,639,862
Net assets after merger	$0	$2,564,797

	Prudential SP Growth Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
Shares	12,617,887	12,050,082
Net asset value per share	$9.55	$10.00
Net assets before merger	$120,500,824	$0
Net assets after merger	$0	$120,500,824

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

A58

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 1 with the exception of proprietary funds, consisting of “Series Funds”, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2011, are presented below.

Proprietary Funds (“Series Funds”)	$1,443,233,375
Goldman Sachs Structured Small Cap Equity Fund	$1,524,280
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	$263,577
The Dreyfus Socially Responsible Growth Fund – Service Shares	$66,972
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$172,044
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	$2,908,705
Janus Aspen Enterprise Portfolio – Service Shares	$2,569,661
Janus Aspen Balanced Portfolio – Service Shares	$2,172,748
Janus Aspen Overseas Portfolio – Service Shares	$7,215,930
Janus Aspen Janus Portfolio – Service Shares	$2,856,938
Janus Aspen Janus Portfolio – Institutional Shares	$2,876,591
M International Equity Fund	$1,057,357
M Capital Appreciation Fund	$1,389,844
M Business Opportunity Value Fund	$956,951
M Large Cap Growth Fund	$1,334,282
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$63,836
ProFundVP Asia 30	$226
ProFundVP Banks	$1
ProFundVP Bear	$2,979

A59

Note 3:	Fair Value (Continued)

ProFundVP Biotechnology	$283
ProFundVP Basic Materials	$292
ProFundVP UltraBull	$220,847
ProFundVP Bull	$42,140
ProFundVP Consumer Services	$2,215
ProFundVP Consumer Goods Portfolio	$41,594
ProFundVP Oil & Gas	$11,642
ProFundVP Europe 30	$47,347
ProFundVP Financials	$5,906
ProFundVP U.S. Government Plus	$288,814
ProFundVP Health Care	$3,530
ProFundVP Japan	$9,361
ProFundVP Precious Metals	$24,500
ProFundVP Mid-Cap Growth	$1,982
ProFundVP Money Market	$1,889,679
ProFundVP Mid-Cap Value	$11,752
ProFundVP Pharmaceuticals	$5,873
ProFundVP Real Estate	$38,652
ProFundVP Rising Rates Opportunity	$25,612
ProFundVP NASDAQ-100	$114,908
ProFundVP Small-Cap	$111,063
ProFundVP Small-Cap Growth	$7,208
ProFundVP Small-Cap Value	$1
ProFundVP Technology	$18,824
ProFundVP Telecommunications	$3,354
ProFundVP UltraNASDAQ-100	$87,091
ProFundVP Utilities	$2,571
TOPS Aggressive Growth ETF Portfolio	$14,916
TOPS Balanced ETF Portfolio	$46,056
TOPS Capital Preservation ETF Portfolio	$14,589
TOPS Growth ETF Portfolio	$41,611
TOPS Moderate Growth ETF Portfolio	$12,002
TOPS Protected Balanced ETF Portfolio	$96,363
TOPS Protected Growth ETF Portfolio	$100,992
TOPS Protected Moderate Growth ETF Portfolio	$96,176

Transfers between Level 1 and Level 2

During 2011, there were no significant transfers from Level 1 to Level 2. There were significant transfers from Level 2 to Level 1 of $500,950 in respect of the Invesco V.I. Technology Fund and $67,188 in respect of the Invesco V.I. Utilities Fund. The transfers are based on values as of December 31, 2010. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A60

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$41,263,507	$(24,277,958)
Prudential Diversified Bond Portfolio	$5,848,487	$(11,773,170)
Prudential Equity Portfolio	$4,296,411	$(9,011,063)
Prudential Flexible Managed Portfolio	$1,249,308	$(1,228,644)
Prudential Conservative Balanced Portfolio	$892,135	$(1,437,385)
Prudential Value Portfolio	$4,076,153	$(4,681,979)
Prudential High Yield Bond Portfolio	$3,227,090	$(3,196,233)
Prudential Natural Resources Portfolio	$2,944,287	$(3,261,034)
Prudential Stock Index Portfolio	$10,294,467	$(17,902,489)
Prudential Global Portfolio	$1,527,907	$(1,428,476)
Prudential Government Income Portfolio	$6,366,058	$(5,859,422)
Prudential Jennison Portfolio	$5,178,071	$(6,431,404)
Prudential Small Capitalization Stock Portfolio	$1,709,868	$(1,026,875)
T. Rowe Price International Stock Portfolio	$455,678	$(1,650,723)
Janus Aspen Janus Portfolio – Institutional Shares	$142,195	$(840,510)
MFS® Growth Series – Initial Class	$207,635	$(381,557)
American Century VP Value Fund	$242,548	$(2,297,345)
FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2	$213,671	$(401,731)
American Century VP Income & Growth Fund	$43,186	$(213,940)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	$6,147	$(85,327)
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	$785,317	$(234,342)
Prudential SP Small Cap Value Portfolio	$3,215,043	$(3,809,819)
Prudential Jennison 20/20 Focus Portfolio	$1,017,616	$(341,147)
Goldman Sachs Structured Small Cap Equity Fund	$140,854	$(133,221)
Invesco V.I. Utilities Fund	$55,404	$(2,530)
Invesco V.I. Technology Fund	$46,959	$(26,078)
Janus Aspen Enterprise Portfolio – Service Shares	$412,956	$(147,846)
Janus Aspen Balanced Portfolio – Service Shares	$265,012	$(22,197,894)
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$0	$(7,130)
Janus Aspen Janus Portfolio – Service Shares	$246,411	$(221,088)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$3,460,316	$(4,269,727)
Prudential SP Growth Asset Allocation Portfolio	$5,214,842	$(124,138,469)
Janus Aspen Overseas Portfolio – Service Shares	$1,662,392	$(942,386)
Prudential SP International Growth Portfolio	$2,176,757	$(1,998,705)
Prudential SP International Value Portfolio	$2,830,896	$(3,507,902)
M Large Cap Growth Fund	$1,477,552	$(1,323,772)
M Capital Appreciation Fund	$446,633	$(498,633)
M International Equity Fund	$566,781	$(951,134)
M Business Opportunity Value Fund	$886,914	$(723,012)
ProFund VP Asia 30	$3,679	$(6,590)
ProFund VP Banks	$0	$0
ProFund VP Basic Materials	$1,844	$(3,885)
ProFund VP Bear	$2,511,847	$(2,508,949)
ProFund VP Biotechnology	$3,644	$(3,654)
ProFund VP UltraBull	$12,686,973	$(12,605,391)
ProFund VP Consumer Services	$2,219	$(1,874)
ProFund VP Consumer Goods Portfolio	$47,418	$(5,894)
ProFund VP Oil & Gas	$8,852	$(92,801)
ProFund VP Europe 30	$44,618	$(34,434)
ProFund VP Financials	$6,111	$(2,396)
ProFund VP Health Care	$10,314	$(120,956)
ProFund VP Internet	$1,746	$(3,433)
ProFund VP Japan	$8,185	$(10,982)
ProFund VP Mid-Cap Growth	$8,658	$(9,709)
ProFund VP Mid-Cap Value	$144	$(1,670)

A61

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Money Market	$26,702,835	$(27,276,174)
ProFund VP NASDAQ-100	$483,012	$(456,945)
ProFund VP Pharmaceuticals	$8,779	$(3,837)
ProFund VP Precious Metals	$7,353	$(12,720)
ProFund VP Real Estate	$5,334	$(11,294)
ProFund VP Rising Rates Opportunity	$1,845	$(6,125)
ProFund VP Semiconductor	$4,428	$(5,819)
ProFund VP Short NASDAQ-100	$2,552,103	$(2,598,546)
ProFund VP Short Small-Cap	$2,485,472	$(2,489,279)
ProFund VP Small-Cap	$39,720	$(12,355)
ProFund VP Small-Cap Growth	$38,389	$(37,627)
ProFund VP Small-Cap Value	$0	$0
ProFund VP Technology	$21,630	$(2,015)
ProFund VP Telecommunications	$3,020	$(2,558)
ProFund VP U.S. Government Plus	$134,418	$(18,455)
ProFund VP UltraMid-Cap	$1,715,527	$(1,776,890)
ProFund VP UltraNASDAQ-100	$7,638,508	$(7,917,438)
ProFund VP UltraSmall-Cap	$2,533,693	$(2,599,502)
ProFund VP Bull	$23,706	$(29,559)
ProFund VP Utilities	$2,384	$(688)
AST T. Rowe Price Large-Cap Growth Portfolio	$2,552,341	$(2,291,032)
AST Cohen & Steers Realty Portfolio	$703,153	$(408,589)
AST J.P. Morgan Strategic Opportunities Portfolio	$983,433	$(223,790)
AST BlackRock Value Portfolio	$900,098	$(447,731)
AST Neuberger Berman Small-Cap Growth Portfolio	$95,807	$(958,280)
AST Federated Aggressive Growth Portfolio	$1,274,423	$(364,948)
AST Small-Cap Value Portfolio	$664,644	$(424,630)
AST Goldman Sachs Mid-Cap Growth Portfolio	$467,175	$(316,347)
AST Large-Cap Value Portfolio	$1,689,984	$(1,159,745)
AST Marsico Capital Growth Portfolio	$1,493,577	$(950,531)
AST MFS Growth Portfolio	$237,284	$(89,188)
AST Neuberger Berman Mid-Cap Growth Portfolio	$1,575	$(93,840)
AST Small-Cap Growth Portfolio	$1,916,979	$(1,796,874)
AST PIMCO Limited Maturity Bond Portfolio	$354,009	$(171,866)
AST T. Rowe Price Natural Resources Portfolio	$1,817,467	$(1,257,305)
AST MFS Global Equity Portfolio	$312,614	$(119,452)
AST JPMorgan International Equity Portfolio	$651,064	$(376,639)
AST T. Rowe Price Global Bond Portfolio	$397,744	$(161,475)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$84,207	$(52,509)
American Century VP Mid Cap Value Fund – Class 1 Shares	$298,423	$(97,817)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$129,168	$(25,556)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$49,680	$(29,988)
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	$156,204	$(89,263)
MFS® Utilities Series – Initial Class	$620,784	$(109,895)
AST Schroders Multi-Asset World Strategies Portfolio	$532,217	$(22,694)
AST PIMCO Total Return Bond Portfolio	$7,281,221	$(8,536,188)
AST T. Rowe Price Asset Allocation Portfolio	$721,311	$(56,760)
AST Wellington Management Hedged Equity Portfolio	$5,997,580	$(3,963,707)
AST Balanced Asset Allocation Portfolio	$8,807,427	$(6,152,015)
AST Preservation Asset Allocation Portfolio	$2,858,806	$(1,686,165)
AST First Trust Balanced Target Portfolio	$434,780	$(100,018)
AST First Trust Capital Appreciation Target Portfolio	$590,664	$(63,571)
AST Advanced Strategies Portfolio	$486,796	$(75,370)
AST CLS Growth Asset Allocation Portfolio	$464,752	$(36,056)
AST CLS Moderate Asset Allocation Portfolio	$431,645	$(76,847)
ProFund VP Industrials	$2,616	$(2,548)
AST BlackRock Global Strategies Portfolio	$129,836,140	$(7,203,236)
TOPS Aggressive Growth ETF Portfolio	$15,412	$(698)
TOPS Balanced ETF Portfolio	$45,594	$(383)
TOPS Capital Preservation ETF Portfolio	$17,340	$(2,604)

A62

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
TOPS Growth ETF Portfolio	$45,109	$(4,634)
TOPS Moderate Growth ETF Portfolio	$12,284	$(425)
TOPS Protected Balanced ETF Portfolio	$97,552	$(1,135)
TOPS Protected Growth ETF Portfolio	$102,842	$(1,050)
TOPS Protected Moderate Growth ETF Portfolio	$97,857	$(1,181)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreements with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not

A63

Note 7:	Financial Highlights (Continued)

reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in Note 1.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2011	117,232	$1.16827	to	$11.80130	$185,243	0.02%	0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	108,017	$1.16879	to	$11.79799	$168,218	0.04%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	155,046	$1.16919	to	$11.79333	$254,664	0.40%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	152,865	$1.16584	to	$11.74670	$250,570	2.58%	0.00%	to	0.90%	1.71%	to	2.65%
December 31, 2007	132,612	$1.13677	to	$11.44374	$213,692	4.93%	0.00%	to	0.90%	4.14%	to	5.06%

	Prudential Diversified Bond Portfolio
December 31, 2011	38,050	$1.68563	to	$16.80071	$106,738	4.30%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	38,859	$1.56925	to	$15.62673	$105,025	4.19%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	39,173	$1.42063	to	$14.13312	$95,396	4.73%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	40,753	$1.17995	to	$11.72770	$83,712	5.15%	0.00%	to	0.90%	-4.31%	to	-3.46%
December 31, 2007	49,523	$1.22341	to	$12.14763	$108,670	5.23%	0.00%	to	0.90%	4.76%	to	5.71%

	Prudential Equity Portfolio
December 31, 2011	35,904	$1.21658	to	$14.40227	$55,744	0.68%	0.00%	to	0.90%	-4.33%	to	-3.47%
December 31, 2010	37,120	$1.27159	to	$14.91964	$62,294	0.79%	0.00%	to	0.90%	10.91%	to	11.90%
December 31, 2009	39,201	$1.14646	to	$13.33280	$57,330	1.60%	0.00%	to	0.90%	36.95%	to	38.17%
December 31, 2008	38,469	$0.83715	to	$9.64954	$42,743	1.44%	0.00%	to	0.90%	-38.71%	to	-38.16%
December 31, 2007	37,025	$1.36594	to	$15.60349	$68,386	1.08%	0.00%	to	0.90%	8.34%	to	9.32%

	Prudential Flexible Managed Portfolio
December 31, 2011	5,030	$1.32802	to	$14.25121	$7,369	1.92%	0.20%	to	0.90%	3.41%	to	4.13%
December 31, 2010	5,095	$1.28426	to	$13.69306	$7,037	2.36%	0.20%	to	0.90%	11.03%	to	11.81%
December 31, 2009	5,134	$1.15666	to	$12.25274	$6,290	3.62%	0.20%	to	0.90%	13.21%	to	19.70%
December 31, 2008	4,253	$0.97293	to	$2.88180	$4,417	3.13%	0.20%	to	0.90%	-25.49%	to	-24.97%
December 31, 2007	3,210	$1.30579	to	$3.85621	$4,690	2.40%	0.20%	to	0.90%	5.41%	to	6.15%

	Prudential Conservative Balanced Portfolio
December 31, 2011	4,738	$1.38183	to	$14.04399	$8,258	2.19%	0.20%	to	0.90%	3.67%	to	4.39%
December 31, 2010	5,129	$1.33292	to	$13.46019	$8,417	2.41%	0.20%	to	0.90%	10.75%	to	11.52%
December 31, 2009	4,262	$1.20355	to	$12.07580	$7,761	3.95%	0.20%	to	0.90%	12.05%	to	19.77%
December 31, 2008	4,922	$1.01188	to	$2.64903	$7,690	4.31%	0.20%	to	0.90%	-22.11%	to	-21.56%
December 31, 2007	13,125	$1.29912	to	$3.39077	$35,693	2.86%	0.20%	to	0.90%	5.17%	to	5.91%

	Prudential High Yield Bond Portfolio
December 31, 2011	13,159	$1.79623	to	$17.85986	$26,458	7.49%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	13,096	$1.71027	to	$16.99325	$25,155	8.40%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	12,998	$1.50083	to	$14.89993	$21,854	10.12%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	6,982	$1.02083	to	$10.12490	$8,048	8.72%	0.00%	to	0.90%	-22.97%	to	-22.28%
December 31, 2007	6,530	$1.31459	to	$13.02717	$9,764	7.16%	0.00%	to	0.90%	1.69%	to	2.62%

	Prudential Stock Index Portfolio
December 31, 2011	117,459	$0.95640	to	$13.48550	$213,582	1.59%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	118,972	$0.94652	to	$13.22764	$216,635	1.88%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	112,803	$0.83357	to	$11.54386	$162,566	2.75%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	115,268	$0.66717	to	$9.15654	$132,843	2.25%	0.00%	to	0.90%	-37.51%	to	-36.94%
December 31, 2007	110,391	$1.06764	to	$14.52015	$207,464	1.64%	0.00%	to	0.90%	4.16%	to	5.10%

	Prudential Value Portfolio
December 31, 2011	10,597	$1.56140	to	$9.86861	$51,441	1.02%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	10,813	$1.66848	to	$10.45158	$55,064	1.14%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	5,906	$1.47859	to	$5.08421	$12,632	1.98%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	7,685	$1.05115	to	$3.60373	$11,188	1.84%	0.20%	to	0.90%	-42.81%	to	-42.41%
December 31, 2007	7,411	$1.83802	to	$6.28234	$19,178	1.41%	0.20%	to	0.90%	2.26%	to	2.98%

A64

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio
December 31, 2011	804	$8.04868	to	$13.72166	$7,245	0.17%	0.00%	to	0.60%	-19.52%	to	-19.03%
December 31, 2010	751	$9.95074	to	$17.04921	$9,080	0.40%	0.00%	to	0.60%	27.22%	to	27.98%
December 31, 2009	608	$7.78270	to	$13.40114	$6,367	0.67%	0.00%	to	0.60%	76.05%	to	77.11%
December 31, 2008	456	$4.39882	to	$7.61216	$3,063	0.75%	0.00%	to	0.60%	-55.21%	to	-53.28%
December 31, 2007	371	$16.29431	to	$16.29431	$6,052	0.58%	0.60%	to	0.60%	47.41%	to	47.41%

	Prudential Global Portfolio
December 31, 2011	14,828	$0.82495	to	$13.78930	$17,962	1.55%	0.00%	to	0.90%	-7.80%	to	-6.97%
December 31, 2010	14,696	$0.89473	to	$14.82290	$19,226	1.59%	0.00%	to	0.90%	11.74%	to	12.74%
December 31, 2009	14,708	$0.80076	to	$13.14756	$17,090	2.88%	0.00%	to	0.90%	30.22%	to	31.39%
December 31, 2008	15,081	$0.61494	to	$10.00641	$13,231	1.80%	0.00%	to	0.90%	-43.43%	to	-42.92%
December 31, 2007	14,239	$1.08699	to	$17.53064	$21,965	1.15%	0.00%	to	0.90%	9.48%	to	10.48%

	Prudential Government Income Portfolio
December 31, 2011	37,217	$3.77676	to	$3.77676	$140,561	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	36,770	$3.53015	to	$3.53015	$129,805	2.84%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	30,730	$3.31942	to	$3.31942	$102,004	3.10%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	30,925	$3.10024	to	$3.10024	$95,874	4.18%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	24,252	$2.99010	to	$2.99010	$72,515	4.45%	0.60%	to	0.60%	5.06%	to	5.06%

	Prudential Jennison Portfolio
December 31, 2011	48,480	$0.76828	to	$14.90445	$55,669	0.30%	0.00%	to	0.90%	-0.60%	to	0.30%
December 31, 2010	49,432	$0.77289	to	$14.85977	$56,722	0.44%	0.00%	to	0.90%	10.95%	to	11.95%
December 31, 2009	45,195	$0.69663	to	$13.27361	$46,132	0.66%	0.00%	to	0.90%	41.76%	to	43.03%
December 31, 2008	48,152	$0.49141	to	$9.28019	$33,953	0.52%	0.00%	to	0.90%	-37.84%	to	-37.28%
December 31, 2007	47,025	$0.79060	to	$14.79607	$52,956	0.30%	0.00%	to	0.90%	11.00%	to	12.00%

	Prudential Small Capitalization Stock Portfolio
December 31, 2011	7,914	$4.16212	to	$11.35320	$33,461	0.79%	0.00%	to	0.60%	-0.04%	to	0.56%
December 31, 2010	7,709	$4.16370	to	$11.28986	$32,517	0.86%	0.00%	to	0.60%	25.18%	to	25.93%
December 31, 2009	6,666	$3.32627	to	$8.96530	$22,306	1.83%	0.00%	to	0.60%	24.44%	to	25.18%
December 31, 2008	6,772	$2.67299	to	$7.16174	$18,131	1.15%	0.00%	to	0.60%	-31.45%	to	-29.58%
December 31, 2007	6,884	$3.89928	to	$3.89928	$26,844	0.58%	0.60%	to	0.60%	-1.13%	to	-1.13%

	T. Rowe Price International Stock Portfolio
December 31, 2011	6,293	$0.90643	to	$1.14795	$6,790	1.42%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	7,211	$1.04924	to	$1.32482	$9,040	0.98%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	4,935	$0.92493	to	$1.16432	$5,227	2.57%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	5,410	$0.61243	to	$0.76868	$3,813	1.91%	0.20%	to	0.90%	-49.16%	to	-48.80%
December 31, 2007	5,913	$1.20458	to	$1.50742	$8,200	1.27%	0.20%	to	0.90%	12.02%	to	12.81%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2011	3,660	$0.68861	to	$0.92849	$2,877	0.59%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	4,473	$0.73375	to	$0.98636	$3,766	1.07%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	5,000	$0.64654	to	$0.86645	$3,686	0.52%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	7,671	$0.47843	to	$0.63919	$4,219	0.75%	0.20%	to	0.90%	-40.24%	to	-39.84%
December 31, 2007	7,733	$0.80064	to	$1.06662	$7,078	0.73%	0.20%	to	0.90%	14.06%	to	14.87%

	MFS® Growth Series – Initial Class
December 31, 2011	2,705	$0.68727	to	$1.12832	$2,278	0.19%	0.20%	to	0.90%	-1.23%	to	-0.52%
December 31, 2010	2,890	$0.69580	to	$1.13884	$2,455	0.12%	0.20%	to	0.90%	14.30%	to	15.11%
December 31, 2009	3,015	$0.60874	to	$0.99337	$2,198	0.32%	0.20%	to	0.90%	36.47%	to	37.40%
December 31, 2008	3,262	$0.44607	to	$0.72584	$1,722	0.22%	0.20%	to	0.90%	-37.97%	to	-37.55%
December 31, 2007	2,964	$0.71912	to	$1.16675	$2,440	0.00%	0.20%	to	0.90%	20.08%	to	20.92%

	American Century VP Value Fund
December 31, 2011	4,057	$1.67698	to	$1.93412	$7,155	2.02%	0.20%	to	0.90%	0.11%	to	0.82%
December 31, 2010	5,257	$1.67009	to	$1.91839	$9,163	2.24%	0.20%	to	0.90%	12.41%	to	13.19%
December 31, 2009	5,241	$1.48130	to	$1.69480	$8,094	5.52%	0.20%	to	0.90%	18.79%	to	19.63%
December 31, 2008	6,144	$1.24327	to	$1.41671	$8,066	2.44%	0.20%	to	0.90%	-27.43%	to	-26.92%
December 31, 2007	6,191	$1.70819	to	$1.93919	$11,146	1.51%	0.20%	to	0.90%	-5.99%	to	-5.33%

A65

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2
December 31, 2011	4,072	$0.90648	to	$0.95490	$3,808	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	4,220	$0.96110	to	$1.00543	$4,170	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	4,608	$0.75991	to	$0.78940	$3,582	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	4,817	$0.53401	to	$0.55099	$2,621	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%
December 31, 2007	5,022	$0.93693	to	$0.96014	$4,776	0.00%	0.20%	to	0.90%	10.25%	to	11.02%

	American Century VP Income & Growth Fund
December 31, 2011	779	$1.12794	to	$1.12794	$879	1.55%	0.20%	to	0.20%	2.90%	to	2.90%
December 31, 2010	921	$1.09612	to	$1.09612	$1,009	1.56%	0.20%	to	0.20%	13.90%	to	13.90%
December 31, 2009	878	$0.96235	to	$0.96235	$845	4.94%	0.20%	to	0.20%	17.87%	to	17.87%
December 31, 2008	927	$0.81648	to	$0.81648	$757	2.33%	0.20%	to	0.20%	-34.71%	to	-34.71%
December 31, 2007	1,442	$1.25061	to	$1.25061	$1,803	2.11%	0.20%	to	0.20%	-0.28%	to	-0.28%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
December 31, 2011	179	$1.50308	to	$1.50308	$269	0.54%	0.20%	to	0.20%	0.19%	to	0.19%
December 31, 2010	229	$1.50022	to	$1.50022	$343	1.00%	0.20%	to	0.20%	26.83%	to	26.83%
December 31, 2009	238	$1.18286	to	$1.18286	$282	1.49%	0.20%	to	0.20%	35.23%	to	35.23%
December 31, 2008	288	$0.87470	to	$0.87470	$252	0.97%	0.20%	to	0.20%	-40.54%	to	-40.54%
December 31, 2007	348	$1.47108	to	$1.47108	$512	0.40%	0.20%	to	0.20%	1.29%	to	1.29%

	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
December 31, 2011	5,639	$0.51586	to	$0.51586	$2,909	0.42%	0.20%	to	0.20%	-14.01%	to	-14.01%
December 31, 2010	4,690	$0.59994	to	$0.59994	$2,814	0.69%	0.20%	to	0.20%	30.87%	to	30.87%
December 31, 2009	4,972	$0.45844	to	$0.45844	$2,279	1.93%	0.20%	to	0.20%	25.79%	to	25.79%
December 31, 2008	6,325	$0.36445	to	$0.36445	$2,305	0.96%	0.20%	to	0.20%	-37.72%	to	-37.72%
December 31, 2007	7,529	$0.58521	to	$0.58521	$4,406	0.65%	0.20%	to	0.20%	-11.23%	to	-11.23%

	Prudential SP Small Cap Value Portfolio
December 31, 2011	24,675	$1.57327	to	$15.48009	$43,759	0.68%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	24,926	$1.62854	to	$15.92112	$45,562	0.64%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	24,945	$1.29106	to	$12.60902	$36,145	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	25,605	$0.98795	to	$9.63974	$28,735	1.10%	0.00%	to	0.90%	-31.12%	to	-30.50%
December 31, 2007	24,587	$1.42297	to	$13.87037	$39,943	0.81%	0.00%	to	0.90%	-4.49%	to	-3.63%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2011	962	$1.58487	to	$1.58487	$1,524	0.87%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	952	$1.57742	to	$1.57742	$1,501	0.58%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	906	$1.21475	to	$1.21475	$1,101	1.29%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	1,013	$0.95338	to	$0.95338	$965	0.67%	0.20%	to	0.20%	-34.16%	to	-34.16%
December 31, 2007	1,164	$1.44802	to	$1.44802	$1,685	0.37%	0.20%	to	0.20%	-16.65%	to	-16.65%

	Invesco V.I. Utilities Fund
December 31, 2011	109	$1.25573	to	$1.25573	$136	3.52%	0.20%	to	0.20%	16.22%	to	16.22%
December 31, 2010	62	$1.08045	to	$1.08045	$67	4.18%	0.20%	to	0.20%	6.08%	to	6.08%
December 31, 2009	16	$1.01849	to	$1.01849	$17	4.79%	0.20%	to	0.20%	14.70%	to	14.70%
December 31, 2008	29	$0.88793	to	$0.88793	$26	2.08%	0.20%	to	0.20%	-32.49%	to	-32.49%
December 31, 2007	45	$1.31532	to	$1.31532	$59	2.15%	0.20%	to	0.20%	20.40%	to	20.40%

	Invesco V.I. Technology Fund
December 31, 2011	1,476	$0.33356	to	$0.33356	$492	0.19%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	1,424	$0.35191	to	$0.35191	$501	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	1,297	$0.29040	to	$0.29040	$377	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	2,238	$0.18484	to	$0.18484	$414	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%
December 31, 2007	2,088	$0.33374	to	$0.33374	$697	0.00%	0.20%	to	0.20%	7.47%	to	7.47%

	Janus Aspen Enterprise Portfolio – Service Shares
December 31, 2011	3,153	$0.81509	to	$0.81509	$2,570	0.00%	0.20%	to	0.20%	-1.85%	to	-1.85%
December 31, 2010	2,822	$0.83044	to	$0.83044	$2,343	0.00%	0.20%	to	0.20%	25.27%	to	25.27%
December 31, 2009	1,917	$0.66290	to	$0.66290	$1,271	0.00%	0.20%	to	0.20%	44.15%	to	44.15%
December 31, 2008	3,569	$0.45987	to	$0.45987	$1,641	0.07%	0.20%	to	0.20%	-43.97%	to	-43.97%
December 31, 2007	3,297	$0.82079	to	$0.82079	$2,706	0.07%	0.20%	to	0.20%	21.49%	to	21.49%

A66

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Aspen Balanced Portfolio – Service Shares
December 31, 2011	1,359	$1.59890	to	$1.59890	$2,173	0.64%	0.20%	to	0.20%	1.15%	to	1.15%
December 31, 2010	14,781	$1.58067	to	$1.58067	$23,365	2.56%	0.20%	to	0.20%	7.90%	to	7.90%
December 31, 2009	14,890	$1.46490	to	$1.46490	$21,812	2.75%	0.20%	to	0.20%	25.33%	to	25.33%
December 31, 2008	15,284	$1.16882	to	$1.16882	$17,864	2.38%	0.20%	to	0.20%	-16.23%	to	-16.23%
December 31, 2007	16,340	$1.39522	to	$1.39522	$22,798	2.28%	0.20%	to	0.20%	10.06%	to	10.06%

	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares
December 31, 2011	106	$0.60448	to	$0.60448	$64	0.00%	0.20%	to	0.20%	0.63%	to	0.63%
December 31, 2010	117	$0.60070	to	$0.60070	$70	0.00%	0.20%	to	0.20%	26.90%	to	26.90%
December 31, 2009	1,806	$0.47337	to	$0.47337	$855	0.00%	0.20%	to	0.20%	32.02%	to	32.02%
December 31, 2008	3,704	$0.35855	to	$0.35855	$1,328	0.00%	0.20%	to	0.20%	-49.32%	to	-49.32%
December 31, 2007	2,976	$0.70743	to	$0.70743	$2,106	0.00%	0.20%	to	0.20%	5.83%	to	5.83%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2011	2,803	$1.01935	to	$1.01935	$2,857	0.45%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	2,774	$1.08200	to	$1.08200	$3,001	0.37%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	2,730	$0.94948	to	$0.94948	$2,592	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	2,638	$0.69982	to	$0.69982	$1,846	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%
December 31, 2007	2,420	$1.16670	to	$1.16670	$2,824	0.60%	0.25%	to	0.25%	14.52%	to	14.52%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2011	28,887	$1.66657	to	$20.79118	$51,651	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	29,307	$1.64508	to	$20.34034	$51,321	0.40%	0.00%	to	0.90%	10.82%	to	20.43%
December 31, 2009	18,089	$1.37832	to	$16.88951	$26,435	0.74%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	17,657	$0.98012	to	$11.90349	$18,131	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%
December 31, 2007	16,817	$1.55088	to	$18.66589	$27,087	0.34%	0.00%	to	0.90%	15.76%	to	16.82%

	Prudential SP Growth Asset Allocation Portfolio (Expired on April 29, 2011)
December 31, 2011	0	$1.39600	to	$15.52843	$0	0.00%	0.00%	to	0.90%	6.28%	to	6.58%
December 31, 2010	78,725	$1.31357	to	$14.58092	$111,508	1.94%	0.00%	to	0.90%	12.88%	to	13.90%
December 31, 2009	75,888	$1.16365	to	$12.83363	$93,815	2.18%	0.00%	to	0.90%	15.74%	to	26.22%
December 31, 2008	69,183	$0.93022	to	$9.95378	$67,888	1.69%	0.00%	to	0.90%	-36.93%	to	-36.36%
December 31, 2007	58,676	$1.47484	to	$15.64015	$90,584	1.68%	0.00%	to	0.90%	8.26%	to	9.23%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2011	3,624	$1.42470	to	$7.13030	$7,216	0.38%	0.00%	to	0.20%	-32.47%	to	-32.34%
December 31, 2010	3,391	$2.10977	to	$10.53801	$9,730	0.54%	0.00%	to	0.20%	24.77%	to	25.02%
December 31, 2009	3,189	$1.69089	to	$8.42931	$6,535	0.38%	0.00%	to	0.20%	78.72%	to	79.07%
December 31, 2008	3,779	$0.94610	to	$4.70718	$3,672	1.08%	0.00%	to	0.20%	-53.25%	to	-52.32%
December 31, 2007	3,372	$1.98444	to	$1.98444	$6,692	0.48%	0.20%	to	0.20%	27.76%	to	27.76%

	Prudential SP International Growth Portfolio
December 31, 2011	10,936	$1.15131	to	$13.55433	$14,502	1.32%	0.00%	to	0.90%	-15.67%	to	-14.91%
December 31, 2010	10,847	$1.36526	to	$15.93013	$16,833	1.53%	0.00%	to	0.90%	12.99%	to	14.01%
December 31, 2009	10,409	$1.20832	to	$13.97300	$14,168	2.19%	0.00%	to	0.90%	35.93%	to	37.15%
December 31, 2008	9,545	$0.88890	to	$10.18821	$9,576	1.65%	0.00%	to	0.90%	-50.74%	to	-50.30%
December 31, 2007	8,455	$1.80456	to	$20.49745	$17,081	0.78%	0.00%	to	0.90%	18.48%	to	19.55%

	Prudential SP International Value Portfolio
December 31, 2011	20,563	$1.23267	to	$14.96206	$27,467	2.48%	0.00%	to	0.90%	-13.88%	to	-13.10%
December 31, 2010	20,984	$1.42208	to	$17.21726	$32,262	2.25%	0.00%	to	0.90%	9.82%	to	10.81%
December 31, 2009	18,228	$1.28655	to	$15.53780	$24,875	3.07%	0.00%	to	0.90%	31.18%	to	32.35%
December 31, 2008	18,736	$0.97450	to	$11.73996	$19,393	2.77%	0.00%	to	0.90%	-44.56%	to	-44.06%
December 31, 2007	17,967	$1.74645	to	$20.98673	$33,931	2.47%	0.00%	to	0.90%	17.03%	to	18.08%

	M Large Cap Growth Fund
December 31, 2011	90	$14.90583	to	$14.90583	$1,334	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	80	$15.02620	to	$15.02620	$1,197	0.29%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	141	$12.21001	to	$12.21001	$1,718	0.65%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	143	$8.88618	to	$8.88618	$1,275	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%
December 31, 2007	93	$17.41443	to	$17.41443	$1,611	0.40%	0.00%	to	0.00%	22.43%	to	22.43%

A67

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2011	81	$17.19477	to	$17.19477	$1,390	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	84	$18.53329	to	$18.53329	$1,554	0.20%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	81	$14.59268	to	$14.59268	$1,175	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	92	$9.81970	to	$9.81970	$903	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%
December 31, 2007	76	$16.93924	to	$16.93924	$1,289	0.00%	0.00%	to	0.00%	11.92%	to	11.92%

	M International Equity Fund
December 31, 2011	79	$13.41819	to	$13.41819	$1,057	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	103	$15.52304	to	$15.52304	$1,605	2.95%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	125	$14.83943	to	$14.83943	$1,852	2.50%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	148	$11.84498	to	$11.84498	$1,755	3.51%	0.00%	to	0.00%	-39.84%	to	-39.84%
December 31, 2007	126	$19.69030	to	$19.69030	$2,483	2.15%	0.00%	to	0.00%	8.01%	to	8.01%

	M Business Opportunity Value Fund
December 31, 2011	68	$14.14755	to	$14.14755	$957	0.36%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	56	$14.75415	to	$14.75415	$823	0.69%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	46	$13.50201	to	$13.50201	$626	0.80%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	46	$10.83791	to	$10.83791	$503	0.05%	0.00%	to	0.00%	-34.48%	to	-34.48%
December 31, 2007	18	$16.54237	to	$16.54237	$295	0.64%	0.00%	to	0.00%	5.44%	to	5.44%

	ProFund VP Asia 30****
December 31, 2011	0	$2.55045	to	$2.55045	$0	0.06%	0.25%	to	0.25%	-27.18%	to	-27.18%
December 31, 2010	1	$3.50228	to	$3.50228	$4	0.34%	0.25%	to	0.25%	13.62%	to	13.62%
December 31, 2009	15	$3.08242	to	$3.08242	$47	0.95%	0.25%	to	0.25%	53.82%	to	53.82%
December 31, 2008	15	$2.00394	to	$2.00394	$30	0.74%	0.25%	to	0.25%	-50.94%	to	-50.94%
December 31, 2007	4	$4.08506	to	$4.08506	$16	0.10%	0.25%	to	0.25%	47.37%	to	47.37%

	ProFund VP Banks****
December 31, 2011	0	$0.45586	to	$0.45586	$0	0.00%	0.25%	to	0.25%	-26.90%	to	-26.90%
December 31, 2010	0	$0.62360	to	$0.62360	$0	0.00%	0.25%	to	0.25%	8.07%	to	8.07%
December 31, 2009	0	$0.57706	to	$0.57706	$0	0.03%	0.25%	to	0.25%	-4.48%	to	-4.48%
December 31, 2008	0	$0.60411	to	$0.60411	$0	0.00%	0.25%	to	0.25%	-47.05%	to	-47.05%
December 31, 2007	0	$1.14082	to	$1.14082	$0	0.00%	0.25%	to	0.25%	-27.46%	to	-27.46%

	ProFund VP Basic Materials****
December 31, 2011	0	$1.94282	to	$1.94282	$0	0.19%	0.25%	to	0.25%	-16.36%	to	-16.36%
December 31, 2010	1	$2.32290	to	$2.32290	$3	1.83%	0.25%	to	0.25%	29.38%	to	29.38%
December 31, 2009	6	$1.79541	to	$1.79541	$10	0.47%	0.25%	to	0.25%	61.97%	to	61.97%
December 31, 2008	5	$1.10848	to	$1.10848	$5	0.23%	0.25%	to	0.25%	-51.54%	to	-51.54%
December 31, 2007	15	$2.28765	to	$2.28765	$35	0.47%	0.25%	to	0.25%	30.39%	to	30.39%

	ProFund VP Bear
December 31, 2011	6	$0.46374	to	$0.46374	$3	0.00%	0.25%	to	0.25%	-9.05%	to	-9.05%
December 31, 2010	7	$0.50989	to	$0.50989	$4	0.00%	0.25%	to	0.25%	-17.99%	to	-17.99%
December 31, 2009	8	$0.62176	to	$0.62176	$5	0.03%	0.25%	to	0.25%	-28.04%	to	-28.04%
December 31, 2008	8	$0.86403	to	$0.86403	$7	2.84%	0.25%	to	0.25%	39.57%	to	39.57%
December 31, 2007	9	$0.61905	to	$0.61905	$6	0.28%	0.25%	to	0.25%	0.34%	to	0.34%

	ProFund VP Biotechnology****
December 31, 2011	0	$1.95722	to	$1.95722	$0	0.00%	0.25%	to	0.25%	6.29%	to	6.29%
December 31, 2010	0	$1.84134	to	$1.84134	$0	0.00%	0.25%	to	0.25%	4.84%	to	4.84%
December 31, 2009	0	$1.75633	to	$1.75633	$0	0.00%	0.25%	to	0.25%	3.46%	to	3.46%
December 31, 2008	0	$1.69755	to	$1.69755	$0	0.00%	0.25%	to	0.25%	1.59%	to	1.59%
December 31, 2007	0	$1.67093	to	$1.67093	$0	0.00%	0.25%	to	0.25%	-1.40%	to	-1.40%

	ProFund VP UltraBull
December 31, 2011	188	$1.17527	to	$1.17527	$221	0.00%	0.25%	to	0.25%	-5.06%	to	-5.06%
December 31, 2010	80	$1.23797	to	$1.23797	$100	0.00%	0.25%	to	0.25%	21.86%	to	21.86%
December 31, 2009	2	$1.01589	to	$1.01589	$2	0.05%	0.25%	to	0.25%	44.26%	to	44.26%
December 31, 2008	5	$0.70421	to	$0.70421	$3	1.78%	0.25%	to	0.25%	-67.48%	to	-67.48%
December 31, 2007	9	$2.16524	to	$2.16524	$19	0.64%	0.25%	to	0.25%	0.60%	to	0.60%

A68

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Consumer Services
December 31, 2011	2	$1.40928	to	$1.40928	$2	0.00%	0.25%	to	0.25%	5.24%	to	5.24%
December 31, 2010	1	$1.33913	to	$1.33913	$2	0.00%	0.25%	to	0.25%	21.09%	to	21.09%
December 31, 2009	0	$1.10591	to	$1.10591	$0	0.00%	0.25%	to	0.25%	30.46%	to	30.46%
December 31, 2008	0	$0.84767	to	$0.84767	$0	0.00%	0.25%	to	0.25%	-31.55%	to	-31.55%
December 31, 2007	0	$1.23845	to	$1.23845	$0	0.00%	0.25%	to	0.25%	-8.47%	to	-8.47%

	ProFund VP Consumer Goods Portfolio
December 31, 2011	25	$1.65767	to	$1.65767	$42	0.01%	0.25%	to	0.25%	6.68%	to	6.68%
December 31, 2010	0	$1.55383	to	$1.55383	$0	0.48%	0.25%	to	0.25%	17.06%	to	17.06%
December 31, 2009	0	$1.32740	to	$1.32740	$0	1.12%	0.25%	to	0.25%	21.26%	to	21.26%
December 31, 2008	0	$1.09464	to	$1.09464	$0	1.28%	0.25%	to	0.25%	-26.89%	to	-26.89%
December 31, 2007	0	$1.49735	to	$1.49735	$1	0.36%	0.25%	to	0.25%	7.33%	to	7.33%

	ProFund VP Oil & Gas
December 31, 2011	4	$2.87023	to	$2.87023	$12	0.28%	0.25%	to	0.25%	1.99%	to	1.99%
December 31, 2010	32	$2.81416	to	$2.81416	$89	0.31%	0.25%	to	0.25%	17.47%	to	17.47%
December 31, 2009	28	$2.39569	to	$2.39569	$66	0.00%	0.25%	to	0.25%	15.21%	to	15.21%
December 31, 2008	9	$2.07935	to	$2.07935	$19	0.00%	0.25%	to	0.25%	-37.11%	to	-37.11%
December 31, 2007	12	$3.30620	to	$3.30620	$41	0.00%	0.25%	to	0.25%	32.14%	to	32.14%

	ProFund VP Europe 30
December 31, 2011	30	$1.55300	to	$1.55300	$47	0.71%	0.25%	to	0.25%	-9.11%	to	-9.11%
December 31, 2010	26	$1.70866	to	$1.70866	$45	1.60%	0.25%	to	0.25%	2.38%	to	2.38%
December 31, 2009	31	$1.66900	to	$1.66900	$52	3.46%	0.25%	to	0.25%	31.96%	to	31.96%
December 31, 2008	4	$1.26476	to	$1.26476	$5	1.37%	0.25%	to	0.25%	-44.14%	to	-44.14%
December 31, 2007	13	$2.26430	to	$2.26430	$30	1.60%	0.25%	to	0.25%	14.29%	to	14.29%

	ProFund VP Financials
December 31, 2011	8	$0.72473	to	$0.72473	$6	0.00%	0.25%	to	0.25%	-14.05%	to	-14.05%
December 31, 2010	3	$0.84316	to	$0.84316	$3	1.38%	0.25%	to	0.25%	10.65%	to	10.65%
December 31, 2009	72	$0.76198	to	$0.76198	$55	1.99%	0.25%	to	0.25%	14.74%	to	14.74%
December 31, 2008	56	$0.66411	to	$0.66411	$37	1.09%	0.25%	to	0.25%	-50.67%	to	-50.67%
December 31, 2007	33	$1.34622	to	$1.34622	$44	1.29%	0.25%	to	0.25%	-19.31%	to	-19.31%

	ProFund VP Health Care
December 31, 2011	3	$1.40136	to	$1.40136	$4	0.79%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2010	78	$1.27586	to	$1.27586	$100	0.16%	0.25%	to	0.25%	2.58%	to	2.58%
December 31, 2009	43	$1.24376	to	$1.24376	$53	0.75%	0.25%	to	0.25%	19.26%	to	19.26%
December 31, 2008	42	$1.04293	to	$1.04293	$43	0.29%	0.25%	to	0.25%	-24.48%	to	-24.48%
December 31, 2007	43	$1.38105	to	$1.38105	$60	0.00%	0.25%	to	0.25%	6.31%	to	6.31%

	ProFund VP Industrials****
December 31, 2011	0	$1.57701	to	$1.57701	$0	0.00%	0.25%	to	0.25%	-2.03%	to	-2.03%
December 31, 2009	0	$1.30405	to	$1.30405	$0	0.00%	0.25%	to	0.25%	23.78%	to	23.78%
December 31, 2008	0	$1.05348	to	$1.05348	$0	0.00%	0.25%	to	0.25%	-40.64%	to	-40.64%
December 31, 2007	0	$1.77458	to	$1.77458	$0	0.00%	0.25%	to	0.25%	11.44%	to	11.44%
December 31, 2006	0	$1.59234	to	$1.59234	$0	0.00%	0.25%	to	0.25%	11.38%	to	11.38%

	ProFund VP Internet****
December 31, 2011	0	$2.52268	to	$2.52268	$0	0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2010	1	$2.71677	to	$2.71677	$2	0.00%	0.25%	to	0.25%	34.94%	to	34.94%
December 31, 2009	1	$2.01325	to	$2.01325	$2	0.00%	0.25%	to	0.25%	76.83%	to	76.83%
December 31, 2008	0	$1.13850	to	$1.13850	$0	0.00%	0.25%	to	0.25%	-44.97%	to	-44.97%
December 31, 2007	0	$2.06872	to	$2.06872	$1	0.12%	0.25%	to	0.25%	9.91%	to	9.91%

	ProFund VP Japan
December 31, 2011	9	$1.02757	to	$1.02757	$9	0.00%	0.25%	to	0.25%	-18.74%	to	-18.74%
December 31, 2010	12	$1.26453	to	$1.26453	$15	0.00%	0.25%	to	0.25%	-6.77%	to	-6.77%
December 31, 2009	35	$1.35634	to	$1.35634	$48	0.71%	0.25%	to	0.25%	10.05%	to	10.05%
December 31, 2008	4	$1.23244	to	$1.23244	$5	13.09%	0.25%	to	0.25%	-40.99%	to	-40.99%
December 31, 2007	5	$2.08851	to	$2.08851	$10	4.59%	0.25%	to	0.25%	-10.22%	to	-10.22%

A69

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Mid-Cap Growth
December 31, 2011	1	$1.84980	to	$1.84980	$2	0.00%	0.25%	to	0.25%	-3.13%	to	-3.13%
December 31, 2010	2	$1.90962	to	$1.90962	$3	0.00%	0.25%	to	0.25%	28.10%	to	28.10%
December 31, 2009	2	$1.49070	to	$1.49070	$3	0.00%	0.25%	to	0.25%	37.97%	to	37.97%
December 31, 2008	0	$1.08049	to	$1.08049	$1	0.00%	0.25%	to	0.25%	-38.96%	to	-38.96%
December 31, 2007	0	$1.77011	to	$1.77011	$1	0.00%	0.25%	to	0.25%	11.47%	to	11.47%

	ProFund VP Mid-Cap Value
December 31, 2011	6	$1.83267	to	$1.83267	$12	0.17%	0.25%	to	0.25%	-4.16%	to	-4.16%
December 31, 2010	7	$1.91229	to	$1.91229	$14	0.31%	0.25%	to	0.25%	20.15%	to	20.15%
December 31, 2009	8	$1.59152	to	$1.59152	$12	1.18%	0.25%	to	0.25%	30.55%	to	30.55%
December 31, 2008	8	$1.21912	to	$1.21912	$10	0.00%	0.25%	to	0.25%	-36.46%	to	-36.46%
December 31, 2007	9	$1.91854	to	$1.91854	$17	0.44%	0.25%	to	0.25%	0.72%	to	0.72%

	ProFund VP Money Market
December 31, 2011	1,750	$1.07959	to	$1.07959	$1,890	0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2010	2,274	$1.08269	to	$1.08269	$2,463	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2009	2,793	$1.08577	to	$1.08577	$3,032	0.03%	0.25%	to	0.25%	-0.26%	to	-0.26%
December 31, 2008	3,233	$1.08865	to	$1.08865	$3,520	0.81%	0.25%	to	0.25%	0.58%	to	0.58%
December 31, 2007	2,916	$1.08241	to	$1.08241	$3,156	3.69%	0.25%	to	0.25%	3.54%	to	3.54%

	ProFund VP NASDAQ-100
December 31, 2011	59	$1.95113	to	$1.95113	$115	0.00%	0.25%	to	0.25%	1.20%	to	1.20%
December 31, 2010	46	$1.92798	to	$1.92798	$88	0.00%	0.25%	to	0.25%	17.95%	to	17.95%
December 31, 2009	63	$1.63457	to	$1.63457	$104	0.00%	0.25%	to	0.25%	51.62%	to	51.62%
December 31, 2008	24	$1.07804	to	$1.07804	$26	0.00%	0.25%	to	0.25%	-42.63%	to	-42.63%
December 31, 2007	138	$1.87894	to	$1.87894	$260	0.00%	0.25%	to	0.25%	17.33%	to	17.33%

	ProFund VP Pharmaceuticals
December 31, 2011	5	$1.11150	to	$1.11150	$6	0.99%	0.25%	to	0.25%	15.85%	to	15.85%
December 31, 2010	0	$0.95947	to	$0.95947	$0	3.95%	0.25%	to	0.25%	0.22%	to	0.22%
December 31, 2009	0	$0.95732	to	$0.95732	$0	2.99%	0.25%	to	0.25%	16.61%	to	16.61%
December 31, 2008	0	$0.82097	to	$0.82097	$0	1.87%	0.25%	to	0.25%	-19.71%	to	-19.71%
December 31, 2007	0	$1.02254	to	$1.02254	$0	0.22%	0.25%	to	0.25%	2.06%	to	2.06%

	ProFund VP Precious Metals
December 31, 2011	10	$2.35901	to	$2.35901	$25	0.00%	0.25%	to	0.25%	-19.42%	to	-19.42%
December 31, 2010	13	$2.92744	to	$2.92744	$37	0.00%	0.25%	to	0.25%	32.60%	to	32.60%
December 31, 2009	26	$2.20776	to	$2.20776	$58	0.94%	0.25%	to	0.25%	34.99%	to	34.99%
December 31, 2008	0	$1.63551	to	$1.63551	$0	0.18%	0.25%	to	0.25%	-30.93%	to	-30.93%
December 31, 2007	9	$2.36800	to	$2.36800	$21	1.25%	0.25%	to	0.25%	22.15%	to	22.15%

	ProFund VP Real Estate
December 31, 2011	21	$1.79887	to	$1.79887	$39	0.00%	0.25%	to	0.25%	4.49%	to	4.49%
December 31, 2010	25	$1.72150	to	$1.72150	$43	3.78%	0.25%	to	0.25%	24.38%	to	24.38%
December 31, 2009	33	$1.38406	to	$1.38406	$46	3.32%	0.25%	to	0.25%	27.58%	to	27.58%
December 31, 2008	8	$1.08482	to	$1.08482	$9	0.00%	0.25%	to	0.25%	-41.40%	to	-41.40%
December 31, 2007	8	$1.85127	to	$1.85127	$15	0.51%	0.25%	to	0.25%	-19.81%	to	-19.81%

	ProFund VP Rising Rates Opportunity
December 31, 2011	79	$0.32319	to	$0.32319	$26	0.00%	0.25%	to	0.25%	-37.65%	to	-37.65%
December 31, 2010	87	$0.51833	to	$0.51833	$45	0.00%	0.25%	to	0.25%	-16.24%	to	-16.24%
December 31, 2009	25	$0.61881	to	$0.61881	$15	0.54%	0.25%	to	0.25%	31.86%	to	31.86%
December 31, 2008	0	$0.46929	to	$0.46929	$0	5.32%	0.25%	to	0.25%	-38.13%	to	-38.13%
December 31, 2007	0	$0.75847	to	$0.75847	$0	0.00%	0.25%	to	0.25%	-5.43%	to	-5.43%

	ProFund VP Semiconductor****
December 31, 2011	0	$1.15975	to	$1.15975	$0	0.00%	0.25%	to	0.25%	-4.14%	to	-4.14%
December 31, 2010	1	$1.20988	to	$1.20988	$2	0.00%	0.25%	to	0.25%	12.11%	to	12.11%
December 31, 2009	0	$1.07918	to	$1.07918	$0	0.00%	0.25%	to	0.25%	63.56%	to	63.56%
December 31, 2008	0	$0.65980	to	$0.65980	$0	0.00%	0.25%	to	0.25%	-49.92%	to	-49.92%
December 31, 2007	0	$1.31750	to	$1.31750	$0	0.00%	0.25%	to	0.25%	6.81%	to	6.81%

A70

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Short NASDAQ-100****
December 31, 2011	0	$0.30104	to	$0.30104	$0	0.00%	0.25%	to	0.25%	-10.69%	to	-10.69%
December 31, 2010	174	$0.33707	to	$0.33707	$59	0.00%	0.25%	to	0.25%	-21.37%	to	-21.37%
December 31, 2009	13	$0.42870	to	$0.42870	$6	0.00%	0.25%	to	0.25%	-40.81%	to	-40.81%
December 31, 2008	0	$0.72427	to	$0.72427	$0	0.00%	0.25%	to	0.25%	47.80%	to	47.80%
December 31, 2007	0	$0.49002	to	$0.49002	$0	0.00%	0.25%	to	0.25%	-11.77%	to	-11.77%

	ProFund VP Short Small-Cap****
December 31, 2011	0	$0.30066	to	$0.30066	$0	0.00%	0.25%	to	0.25%	-9.32%	to	-9.32%
December 31, 2010	0	$0.33156	to	$0.33156	$0	0.00%	0.25%	to	0.25%	-29.12%	to	-29.12%
December 31, 2009	0	$0.46780	to	$0.46780	$0	0.00%	0.25%	to	0.25%	-32.54%	to	-32.54%
December 31, 2008	0	$0.69346	to	$0.69346	$0	0.00%	0.25%	to	0.25%	23.78%	to	23.78%
December 31, 2007	0	$0.56025	to	$0.56025	$0	5.76%	0.25%	to	0.25%	4.27%	to	4.27%

	ProFund VP Small-Cap
December 31, 2011	62	$1.77986	to	$1.77986	$111	0.00%	0.25%	to	0.25%	-5.89%	to	-5.89%
December 31, 2010	49	$1.89121	to	$1.89121	$93	0.00%	0.25%	to	0.25%	24.47%	to	24.47%
December 31, 2009	66	$1.51935	to	$1.51935	$100	0.00%	0.25%	to	0.25%	25.75%	to	25.75%
December 31, 2008	22	$1.20821	to	$1.20821	$27	0.66%	0.25%	to	0.25%	-35.56%	to	-35.56%
December 31, 2007	0	$1.87505	to	$1.87505	$0	0.00%	0.25%	to	0.25%	-2.46%	to	-2.46%

	ProFund VP Small-Cap Growth
December 31, 2011	4	$1.98682	to	$1.98682	$7	0.00%	0.25%	to	0.25%	1.03%	to	1.03%
December 31, 2010	4	$1.96650	to	$1.96650	$8	0.00%	0.25%	to	0.25%	25.41%	to	25.41%
December 31, 2009	4	$1.56803	to	$1.56803	$7	0.00%	0.25%	to	0.25%	25.86%	to	25.86%
December 31, 2008	0	$1.24589	to	$1.24589	$0	0.00%	0.25%	to	0.25%	-34.19%	to	-34.19%
December 31, 2007	0	$1.89322	to	$1.89322	$0	0.00%	0.25%	to	0.25%	3.80%	to	3.80%

	ProFund VP Small-Cap Value****
December 31, 2011	0	$1.74177	to	$1.74177	$0	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%
December 31, 2010	0	$1.82076	to	$1.82076	$0	0.00%	0.25%	to	0.25%	21.79%	to	21.79%
December 31, 2009	0	$1.49495	to	$1.49495	$0	0.00%	0.25%	to	0.25%	20.10%	to	20.10%
December 31, 2008	0	$1.24474	to	$1.24474	$0	0.00%	0.25%	to	0.25%	-30.85%	to	-30.85%
December 31, 2007	0	$1.80016	to	$1.80016	$0	0.00%	0.25%	to	0.25%	-7.45%	to	-7.45%

	ProFund VP Technology
December 31, 2011	11	$1.69790	to	$1.69790	$19	0.00%	0.25%	to	0.25%	-1.61%	to	-1.61%
December 31, 2010	0	$1.72574	to	$1.72574	$1	0.00%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2009	19	$1.56236	to	$1.56236	$30	0.00%	0.25%	to	0.25%	61.01%	to	61.01%
December 31, 2008	15	$0.97032	to	$0.97032	$15	0.00%	0.25%	to	0.25%	-44.49%	to	-44.49%
December 31, 2007	5	$1.74811	to	$1.74811	$8	0.00%	0.25%	to	0.25%	14.13%	to	14.13%

	ProFund VP Telecommunications
December 31, 2011	3	$1.28575	to	$1.28575	$3	2.96%	0.25%	to	0.25%	1.61%	to	1.61%
December 31, 2010	2	$1.26535	to	$1.26535	$3	2.96%	0.25%	to	0.25%	15.39%	to	15.39%
December 31, 2009	3	$1.09655	to	$1.09655	$4	3.05%	0.25%	to	0.25%	7.05%	to	7.05%
December 31, 2008	5	$1.02437	to	$1.02437	$6	7.79%	0.25%	to	0.25%	-34.58%	to	-34.58%
December 31, 2007	5	$1.56590	to	$1.56590	$8	0.32%	0.25%	to	0.25%	8.12%	to	8.12%

	ProFund VP U.S. Government Plus
December 31, 2011	146	$1.97748	to	$1.97748	$289	0.15%	0.25%	to	0.25%	43.16%	to	43.16%
December 31, 2010	63	$1.38134	to	$1.38134	$87	0.51%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2009	0	$1.25782	to	$1.25782	$0	0.00%	0.25%	to	0.25%	-32.79%	to	-32.79%
December 31, 2008	0	$1.87135	to	$1.87135	$0	1.77%	0.25%	to	0.25%	49.36%	to	49.36%
December 31, 2007	1	$1.25289	to	$1.25289	$1	3.71%	0.25%	to	0.25%	9.84%	to	9.84%

	ProFund VP UltraMid-Cap****
December 31, 2011	0	$1.98111	to	$1.98111	$0	0.00%	0.25%	to	0.25%	-13.86%	to	-13.86%
December 31, 2010	24	$2.29986	to	$2.29986	$55	0.00%	0.25%	to	0.25%	49.30%	to	49.30%
December 31, 2009	0	$1.54042	to	$1.54042	$0	0.00%	0.25%	to	0.25%	65.38%	to	65.38%
December 31, 2008	0	$0.93147	to	$0.93147	$0	2.33%	0.25%	to	0.25%	-67.56%	to	-67.56%
December 31, 2007	0	$2.87113	to	$2.87113	$0	0.21%	0.25%	to	0.25%	5.70%	to	5.70%

A71

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP UltraNASDAQ-100
December 31, 2011	41	$2.12866	to	$2.12866	$87	0.00%	0.25%	to	0.25%	-1.44%	to	-1.44%
December 31, 2010	161	$2.15972	to	$2.15972	$347	0.00%	0.25%	to	0.25%	34.88%	to	34.88%
December 31, 2009	8	$1.60122	to	$1.60122	$13	0.00%	0.25%	to	0.25%	118.79%	to	118.79%
December 31, 2008	4	$0.73185	to	$0.73185	$3	0.00%	0.25%	to	0.25%	-72.81%	to	-72.81%
December 31, 2007	16	$2.69168	to	$2.69168	$42	0.00%	0.25%	to	0.25%	28.16%	to	28.16%

	ProFund VP UltraSmall-Cap
December 31, 2011	0	$1.57272	to	$1.57272	$0	0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2010	29	$1.94240	to	$1.94240	$55	0.00%	0.25%	to	0.25%	48.07%	to	48.07%
December 31, 2009	0	$1.31181	to	$1.31181	$0	0.04%	0.25%	to	0.25%	39.83%	to	39.83%
December 31, 2008	0	$0.93812	to	$0.93812	$0	0.00%	0.25%	to	0.25%	-66.27%	to	-66.27%
December 31, 2007	0	$2.78119	to	$2.78119	$0	1.55%	0.25%	to	0.25%	-13.39%	to	-13.39%

	ProFund VP Bull
December 31, 2011	31	$1.37579	to	$1.37579	$42	0.00%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2010	35	$1.37925	to	$1.37925	$49	0.19%	0.25%	to	0.25%	12.30%	to	12.30%
December 31, 2009	86	$1.22816	to	$1.22816	$105	1.08%	0.25%	to	0.25%	24.04%	to	24.04%
December 31, 2008	27	$0.99015	to	$0.99015	$27	0.00%	0.25%	to	0.25%	-37.82%	to	-37.82%
December 31, 2007	169	$1.59252	to	$1.59252	$268	0.62%	0.25%	to	0.25%	3.30%	to	3.30%

	ProFund VP Utilities
December 31, 2011	1	$2.23105	to	$2.23105	$3	2.22%	0.25%	to	0.25%	17.22%	to	17.22%
December 31, 2010	0	$1.90332	to	$1.90332	$1	1.72%	0.25%	to	0.25%	5.68%	to	5.68%
December 31, 2009	0	$1.80094	to	$1.80094	$1	4.03%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2008	1	$1.63041	to	$1.63041	$1	3.29%	0.25%	to	0.25%	-30.87%	to	-30.87%
December 31, 2007	1	$2.35848	to	$2.35848	$1	0.32%	0.25%	to	0.25%	15.51%	to	15.51%

	AST Cohen & Steers Realty Portfolio
December 31, 2011	235	$13.92352	to	$13.92352	$3,274	0.66%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	213	$13.07588	to	$13.07588	$2,790	1.63%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	186	$10.17113	to	$10.17113	$1,896	2.91%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	131	$7.71717	to	$7.71717	$1,008	4.86%	0.10%	to	0.10%	-35.11%	to	-35.11%
December 31, 2007	95	$11.89316	to	$11.89316	$1,126	5.26%	0.10%	to	0.10%	-20.02%	to	-20.02%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2011	196	$12.76509	to	$12.95418	$2,511	0.83%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	137	$12.74838	to	$12.95649	$1,749	0.43%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	93	$11.89089	to	$12.10314	$1,106	0.87%	0.10%	to	0.25%	12.58%	to	21.90%
December 31, 2008	57	$9.75476	to	$9.75476	$556	0.29%	0.10%	to	0.10%	-17.70%	to	-17.70%
December 31, 2007	23	$11.85230	to	$11.85230	$273	1.07%	0.10%	to	0.10%	1.84%	to	1.84%

	AST BlackRock Value Portfolio
December 31, 2011	255	$10.88617	to	$10.88617	$2,773	0.73%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	217	$10.95106	to	$10.95106	$2,376	1.48%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	200	$9.74919	to	$9.74919	$1,948	0.92%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	159	$8.25207	to	$8.25207	$1,313	2.34%	0.10%	to	0.10%	-37.36%	to	-37.36%
December 31, 2007	117	$13.17406	to	$13.17406	$1,538	1.34%	0.10%	to	0.10%	1.08%	to	1.08%

	AST Neuberger Berman Small-Cap Growth Portfolio (Expired on April 29, 2011)
December 31, 2011	0	$13.05563	to	$13.05563	$0	0.00%	0.10%	to	0.10%	12.74%	to	12.74%
December 31, 2010	66	$11.58046	to	$11.58046	$762	0.00%	0.10%	to	0.10%	20.14%	to	20.14%
December 31, 2009	60	$9.63877	to	$9.63877	$578	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	43	$7.87214	to	$7.87214	$338	0.00%	0.10%	to	0.10%	-42.60%	to	-42.60%
December 31, 2007	27	$13.71336	to	$13.71336	$373	0.00%	0.10%	to	0.10%	18.60%	to	18.60%

	AST Federated Aggressive Growth Portfolio
December 31, 2011	176	$11.78673	to	$11.78673	$2,070	0.38%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	113	$13.57902	to	$13.57902	$1,537	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	98	$10.25516	to	$10.25516	$1,001	0.21%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	70	$7.73785	to	$7.73785	$543	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%
December 31, 2007	46	$13.85377	to	$13.85377	$632	0.00%	0.10%	to	0.10%	11.10%	to	11.10%

A72

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Value Portfolio
December 31, 2011	272	$12.64779	to	$12.64779	$3,437	0.55%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	253	$13.46514	to	$13.46514	$3,409	0.45%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	227	$10.69805	to	$10.69805	$2,433	1.69%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	181	$8.43205	to	$8.43205	$1,522	1.12%	0.10%	to	0.10%	-29.79%	to	-29.79%
December 31, 2007	90	$12.00890	to	$12.00890	$1,081	1.22%	0.10%	to	0.10%	-5.70%	to	-5.70%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2011	167	$14.44328	to	$14.44328	$2,418	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	157	$14.90141	to	$14.90141	$2,340	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	143	$12.44858	to	$12.44858	$1,780	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	107	$7.93227	to	$7.93227	$849	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%
December 31, 2007	72	$13.41062	to	$13.41062	$959	0.00%	0.10%	to	0.10%	19.23%	to	19.23%

	AST Marsico Capital Growth Portfolio
December 31, 2011	933	$9.12944	to	$11.41844	$9,729	0.28%	0.00%	to	0.90%	-1.80%	to	-0.91%
December 31, 2010	881	$9.29647	to	$11.53529	$9,301	0.70%	0.00%	to	0.90%	18.68%	to	19.75%
December 31, 2009	845	$7.83294	to	$9.64240	$7,436	0.87%	0.00%	to	0.90%	28.60%	to	29.76%
December 31, 2008	733	$6.09083	to	$7.43832	$4,942	0.47%	0.00%	to	0.90%	-43.71%	to	-39.37%
December 31, 2007	140	$13.21537	to	$13.21537	$1,854	0.22%	0.10%	to	0.10%	14.85%	to	14.85%

	AST MFS Growth Portfolio
December 31, 2011	75	$11.79534	to	$11.79534	$885	0.33%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	63	$11.87773	to	$11.87773	$744	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	50	$10.54203	to	$10.54203	$526	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	31	$8.48930	to	$8.48930	$260	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%
December 31, 2007	20	$13.34068	to	$13.34068	$268	0.04%	0.10%	to	0.10%	14.99%	to	14.99%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2011	19	$14.62428	to	$14.62428	$279	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	25	$14.39631	to	$14.39631	$366	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	30	$11.19937	to	$11.19937	$333	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	41	$8.63751	to	$8.63751	$354	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%
December 31, 2007	61	$15.21710	to	$15.21710	$927	0.00%	0.10%	to	0.10%	22.08%	to	22.08%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2011	95	$13.14178	to	$13.14178	$1,253	0.88%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	81	$12.86642	to	$12.86642	$1,045	2.77%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	82	$12.39589	to	$12.39589	$1,019	4.85%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	47	$11.25675	to	$11.25675	$532	4.20%	0.10%	to	0.10%	1.01%	to	1.01%
December 31, 2007	16	$11.14366	to	$11.14366	$177	6.08%	0.10%	to	0.10%	6.69%	to	6.69%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2011	714	$13.69284	to	$13.69284	$9,771	0.55%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	676	$16.10975	to	$16.10975	$10,884	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	627	$13.38775	to	$13.38775	$8,391	1.42%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	481	$8.97298	to	$8.97298	$4,312	0.61%	0.10%	to	0.10%	-50.03%	to	-50.03%
December 31, 2007	340	$17.95833	to	$17.95833	$6,107	0.75%	0.10%	to	0.10%	40.37%	to	40.37%

	AST MFS Global Equity Portfolio
December 31, 2011	88	$13.38242	to	$13.38242	$1,174	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	74	$13.82901	to	$13.82901	$1,021	0.51%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	59	$12.35465	to	$12.35465	$724	2.05%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	46	$9.40407	to	$9.40407	$428	1.18%	0.10%	to	0.10%	-34.05%	to	-34.05%
December 31, 2007	34	$14.26042	to	$14.26042	$489	3.00%	0.10%	to	0.10%	9.29%	to	9.29%

	AST JPMorgan International Equity Portfolio
December 31, 2011	297	$10.98625	to	$10.98625	$3,264	1.22%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	273	$12.10483	to	$12.10483	$3,310	1.14%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	248	$11.30642	to	$11.30642	$2,806	4.29%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	195	$8.32902	to	$8.32902	$1,623	2.51%	0.10%	to	0.10%	-41.44%	to	-41.44%
December 31, 2007	132	$14.22255	to	$14.22255	$1,881	1.91%	0.10%	to	0.10%	9.33%	to	9.33%

A73

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Global Bond Portfolio
December 31, 2011	113	$13.87198	to	$13.87198	$1,568	2.53%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	96	$13.33628	to	$13.33628	$1,277	2.71%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	87	$12.62447	to	$12.62447	$1,103	7.68%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	87	$11.27158	to	$11.27158	$979	4.76%	0.10%	to	0.10%	-2.53%	to	-2.53%
December 31, 2007	54	$11.56442	to	$11.56442	$625	3.86%	0.10%	to	0.10%	9.54%	to	9.54%

	Prudential Jennison 20/20 Focus Portfolio (became available May 1, 2008)
December 31, 2011	292	$9.97615	to	$10.01280	$2,916	0.08%	0.00%	to	0.10%	-4.26%	to	-4.17%
December 31, 2010	228	$10.42032	to	$10.44817	$2,380	0.00%	0.00%	to	0.10%	7.73%	to	7.84%
December 31, 2009	147	$9.67279	to	$9.68892	$1,422	0.41%	0.00%	to	0.10%	57.67%	to	57.83%
December 31, 2008	45	$6.13465	to	$6.13876	$273	0.04%	0.00%	to	0.10%	-39.76%	to	-39.72%

	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2011	1,402	$10.63060	to	$10.98597	$15,257	0.00%	0.00%	to	0.90%	-2.57%	to	-1.70%
December 31, 2010	1,380	$10.91116	to	$11.17554	$15,313	0.00%	0.00%	to	0.90%	14.78%	to	15.81%
December 31, 2009	1,371	$9.50639	to	$9.64997	$13,174	0.00%	0.00%	to	0.90%	52.00%	to	53.37%
December 31, 2008	1,282	$6.25402	to	$6.29182	$8,054	0.13%	0.00%	to	0.90%	-38.57%	to	-38.20%

	AST Large-Cap Value Portfolio (became available May 1, 2008)
December 31, 2011	1,738	$7.73572	to	$7.99451	$13,785	1.28%	0.00%	to	0.90%	-5.04%	to	-4.18%
December 31, 2010	1,669	$8.14615	to	$8.34362	$13,846	1.04%	0.00%	to	0.90%	12.15%	to	13.16%
December 31, 2009	1,657	$7.26363	to	$7.37344	$12,170	2.85%	0.00%	to	0.90%	18.37%	to	19.44%
December 31, 2008	1,506	$6.13644	to	$6.17356	$9,283	1.68%	0.00%	to	0.90%	-39.72%	to	-39.36%

	AST Small-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2011	978	$11.94595	to	$12.34523	$11,971	0.00%	0.00%	to	0.90%	-1.86%	to	-0.98%
December 31, 2010	966	$12.17259	to	$12.46751	$11,960	0.23%	0.00%	to	0.90%	35.20%	to	36.41%
December 31, 2009	921	$9.00344	to	$9.13940	$8,378	0.05%	0.00%	to	0.90%	32.71%	to	33.91%
December 31, 2008	848	$6.78407	to	$6.82518	$5,780	0.00%	0.00%	to	0.90%	-33.14%	to	-32.73%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares (became available May 1, 2008)
December 31, 2011	10	$9.82302	to	$9.85922	$101	0.33%	0.00%	to	0.10%	-3.25%	to	-3.15%
December 31, 2010	8	$10.15289	to	$10.15289	$77	0.02%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	2	$8.27884	to	$8.27884	$17	2.70%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	1	$6.31123	to	$6.31123	$6	3.53%	0.10%	to	0.10%	-38.47%	to	-38.47%

	American Century VP Mid Cap Value Fund – Class 1 Shares (became available May 1, 2008)
December 31, 2011	64	$11.79807	to	$11.84119	$761	1.40%	0.00%	to	0.10%	-0.79%	to	-0.69%
December 31, 2010	48	$11.89229	to	$11.92384	$568	2.64%	0.00%	to	0.10%	19.13%	to	19.25%
December 31, 2009	22	$9.98222	to	$9.99877	$218	3.22%	0.00%	to	0.10%	29.82%	to	29.94%
December 31, 2008	6	$7.68954	to	$7.69471	$46	0.00%	0.00%	to	0.10%	-24.65%	to	-24.60%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares (became available May 1, 2008)
December 31, 2011	20	$10.35549	to	$10.39363	$211	0.71%	0.00%	to	0.10%	-1.62%	to	-1.52%
December 31, 2010	11	$10.52627	to	$10.55447	$113	1.20%	0.00%	to	0.10%	19.40%	to	19.52%
December 31, 2009	10	$8.81578	to	$8.83065	$89	1.42%	0.00%	to	0.10%	35.53%	to	35.66%
December 31, 2008	6	$6.50477	to	$6.50919	$36	0.00%	0.00%	to	0.10%	-35.75%	to	-35.71%

	The Dreyfus Socially Responsible Growth Fund – Service Shares (became available May 1, 2008)
December 31, 2011	6	$10.64546	to	$10.64546	$67	0.65%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	4	$10.58715	to	$10.58715	$47	0.63%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	5	$9.25211	to	$9.25211	$42	0.47%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	2	$6.94043	to	$6.94043	$14	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares (became available May 1, 2008)
December 31, 2011	16	$10.44507	to	$10.48342	$172	0.37%	0.00%	to	0.10%	0.10%	to	0.20%
December 31, 2010	11	$10.43481	to	$10.46270	$111	0.46%	0.00%	to	0.10%	26.82%	to	26.94%
December 31, 2009	2	$8.22815	to	$8.24194	$19	0.27%	0.00%	to	0.10%	35.19%	to	35.33%
December 31, 2008	0	$6.08622	to	$6.08622	$2	0.00%	0.10%	to	0.10%	-40.03%	to	-40.03%

A74

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Utilities Series – Initial Class (became available May 1, 2008)
December 31, 2011	127	$10.32340	to	$10.36137	$1,307	3.40%	0.00%	to	0.10%	6.68%	to	6.78%
December 31, 2010	76	$9.67717	to	$9.70305	$738	3.04%	0.00%	to	0.10%	13.69%	to	13.81%
December 31, 2009	45	$8.51168	to	$8.52592	$387	4.01%	0.00%	to	0.10%	33.08%	to	33.22%
December 31, 2008	20	$6.39575	to	$6.40002	$125	0.00%	0.00%	to	0.10%	-36.47%	to	-36.42%

	AST Schroders Multi-Asset World Strategies Portfolio (became available July 20, 2009)
December 31, 2011	57	$13.58842	to	$13.58842	$774	1.31%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	21	$14.09909	to	$14.09909	$293	0.67%	0.25%	to	0.25%	11.53%	to	11.53%
December 31, 2009	4	$12.64122	to	$12.64122	$46	0.00%	0.25%	to	0.25%	12.59%	to	12.59%

	AST PIMCO Total Return Bond Portfolio (became available December 4, 2009)
December 31, 2011	5,795	$10.84440	to	$11.04780	$63,698	1.73%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	5,899	$10.60498	to	$10.70774	$62,996	1.84%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	5,950	$9.93371	to	$9.94054	$59,134	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2011	69	$14.04797	to	$14.04797	$973	0.95%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	22	$13.80923	to	$13.80923	$301	0.73%	0.25%	to	0.25%	11.26%	to	11.26%
December 31, 2009	1	$12.41205	to	$12.41205	$11	0.00%	0.25%	to	0.25%	12.89%	to	12.89%

	AST Wellington Management Hedged Equity Portfolio (became available November 13, 2009)
December 31, 2011	3,655	$11.10187	to	$11.29192	$41,209	0.31%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	3,474	$11.60267	to	$11.70781	$40,643	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	3,239	$10.21245	to	$10.22336	$33,105	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (became available November 16, 2009)
December 31, 2011	6,081	$11.02843	to	$11.24110	$68,082	0.59%	0.00%	to	0.90%	-2.10%	to	-1.22%
December 31, 2010	5,836	$11.26449	to	$11.37952	$66,264	0.85%	0.00%	to	0.90%	11.31%	to	12.31%
December 31, 2009	5,728	$10.11979	to	$10.13198	$58,025	0.00%	0.00%	to	0.90%	-0.21%	to	-0.10%

	AST Preservation Asset Allocation Portfolio (became available November 23, 2009)
December 31, 2011	1,419	$10.98823	to	$11.19815	$15,816	0.91%	0.00%	to	0.90%	0.10%	to	0.99%
December 31, 2010	1,310	$10.97772	to	$11.08789	$14,485	1.37%	0.00%	to	0.90%	9.58%	to	10.57%
December 31, 2009	1,206	$10.01755	to	$10.02788	$12,093	0.00%	0.00%	to	0.90%	-0.19%	to	-0.09%

	AST First Trust Balanced Target Portfolio (became available July 20, 2009)
December 31, 2011	48	$13.97181	to	$13.97181	$677	1.78%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	26	$14.22079	to	$14.22079	$363	0.74%	0.25%	to	0.25%	14.08%	to	14.08%
December 31, 2009	1	$12.46593	to	$12.46593	$16	0.00%	0.25%	to	0.25%	13.62%	to	13.62%

	AST First Trust Capital Appreciation Target Portfolio (became available July 20, 2009)
December 31, 2011	53	$13.78659	to	$13.78659	$726	1.02%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	17	$14.73691	to	$14.73691	$247	0.80%	0.25%	to	0.25%	18.72%	to	18.72%
December 31, 2009	2	$12.41303	to	$12.41303	$20	0.00%	0.25%	to	0.25%	11.25%	to	11.25%

	AST Advanced Strategies Portfolio (became available July 20, 2009)
December 31, 2011	49	$14.34163	to	$14.34163	$703	0.88%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	21	$14.36148	to	$14.36148	$295	0.94%	0.25%	to	0.25%	13.42%	to	13.42%
December 31, 2009	3	$12.66200	to	$12.66200	$33	0.00%	0.25%	to	0.25%	14.75%	to	14.75%

	AST CLS Growth Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2011	47	$14.00668	to	$14.00668	$653	0.24%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	17	$14.38530	to	$14.38530	$240	0.34%	0.25%	to	0.25%	14.06%	to	14.06%
December 31, 2009	2	$12.61250	to	$12.61250	$20	0.00%	0.25%	to	0.25%	13.54%	to	13.54%

	AST CLS Moderate Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2011	50	$13.32122	to	$13.32122	$667	0.34%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	24	$13.60173	to	$13.60173	$325	0.35%	0.25%	to	0.25%	11.64%	to	11.64%
December 31, 2009	1	$12.18380	to	$12.18380	$14	0.00%	0.25%	to	0.25%	10.92%	to	10.92%

	AST BlackRock Global Strategies Portfolio (became available April 29, 2011)
December 31, 2011	12,293	$9.21410	to	$9.27000	$113,810	0.00%	0.00%	to	0.90%	-7.86%	to	-7.30%

A75

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Aggressive Growth ETF Portfolio (became available August 22, 2011)
December 31, 2011	1	$10.63492	to	$10.63492	$15	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2011	4	$10.32021	to	$10.32021	$46	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Capital Preservation ETF Portfolio (became available August 22, 2011)
December 31, 2011	1	$10.20246	to	$10.20246	$15	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio (became available August 22, 2011)
December 31, 2011	4	$11.37353	to	$11.37353	$42	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

	TOPS Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2011	1	$10.33525	to	$10.33525	$12	0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Protected Balanced ETF Portfolio (became available August 22, 2011)
December 31, 2011	10	$10.02131	to	$10.02131	$96	0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Protected Growth ETF Portfolio (became available August 22, 2011)
December 31, 2011	10	$10.03347	to	$10.03347	$101	0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Protected Moderate Growth ETF Portfolio (became available August 22, 2011)
December 31, 2011	10	$10.03171	to	$10.03171	$96	0.00%	0.25%	to	0.25%	0.11%	to	0.11%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

A76

Note 7:	Financial Highlights (Continued)

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life Variable Universal Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except that CVUL1 and CVUL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.02 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for SVUL and VULP Contracts, where the fees range from $0 to $34.53 per $1,000 of Basic Insurance Amount.

•	The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $3.00 to $30.00 per Contract plus $0.00 to $2.20 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A77

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2011 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 12, 2012

A78

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2011, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2011.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Internal controls over Financial Reporting were not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

In conjunction with the restatement of these financial statements discussed in Notes 1 and 2, Management has reassessed the Company’s internal contracts over financial reporting and concluded that the Company’s internal control over financial reporting was effective at December 31, 2011.

March 9, 2012 except for the reassessment related to the restatement of these financial statements, as to which the date is July 20, 2012

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2011 and December 31, 2010 (in thousands, except share amounts)

	December 31, 2011	December 31, 2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011 – $5,151,406; 2010 – $5,701,829)	$5,544,124	$6,042,303
Equity securities, available for sale, at fair value (cost: 2011 – $9,627; 2010 – $17,964)	8,269	19,407
Trading account assets, at fair value	25,843	22,705
Policy loans	1,050,878	1,061,607
Short-term investments	283,281	246,904
Commercial mortgage and other loans	1,406,492	1,275,022
Other long-term investments	268,486	131,994

Total investments	8,587,373	8,799,942
Cash and cash equivalents	287,423	364,999
Deferred policy acquisition costs	2,545,600	2,693,689
Accrued investment income	86,020	92,806
Reinsurance recoverables	5,729,116	2,727,161
Receivables from parents and affiliates	195,543	249,339
Deferred sales inducements	542,742	537,943
Income taxes receivable	76,066	-
Other assets	44,555	53,375
Separate account assets	58,156,771	43,269,091

Total Assets	76,251,209	58,788,345

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	7,811,674	7,511,987
Future policy benefits and other policyholder liabilities	5,294,308	3,327,549
Cash collateral for loaned securities	153,651	76,574
Securities sold under agreements to repurchase	40,491	2,957
Income taxes payable	-	307,778
Short-term debt to affiliates	129,000	-
Long-term debt to affiliates	1,172,000	895,000
Payables to parent and affiliates	3,377	41,910
Other liabilities	694,497	475,489
Separate account liabilities	58,156,771	43,269,091

Total Liabilities	73,455,769	55,908,335

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500

Additional paid-in capital	836,021	792,226

Retained earnings	1,743,291	1,902,185

Accumulated other comprehensive income	213,628	183,099

Total Equity	2,795,440	2,880,010

TOTAL LIABILITIES AND EQUITY	$76,251,209	$58,788,345

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011	2010	2009
REVENUES

Premiums	$72,787	$66,392	$71,593
Policy charges and fee income	1,109,495	591,047	652,034
Net investment income	439,950	438,244	406,040
Asset administration fees	203,508	81,358	34,004
Other income	43,861	51,319	45,841
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(71,348)	(120,637)	(97,552)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	62,379	108,826	65,656
Other realized investment gains (losses), net	271,052	122,445	(437,288)

Total realized investment gains (losses), net	262,083	110,634	(469,184)

Total Revenues	2,131,684	1,338,994	740,328

BENEFITS AND EXPENSES

Policyholders’ benefits	312,211	(891)	160,333
Interest credited to policyholders’ account balances	502,585	250,517	271,379
Amortization of deferred policy acquisition costs	973,203	66,428	230,208
General, administrative and other expenses	697,884	505,956	333,340

Total Benefits and Expenses	2,485,883	822,010	995,260

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(354,199)	516,984	(254,932)

Income taxes
Current	42,474	157,318	93,658
Deferred	(263,930)	(29,219)	(248,231)

Income tax expense (benefit)	(221,456)	128,099	(154,573)

NET INCOME (LOSS)	$(132,743)	$388,885	$(100,359)

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(178)	(195)	349
Unrealized investment gains (losses) for the period	122,946	97,392	357,688
Reclassification adjustment for (gains) losses included in net income	(75,822)	46,532	34,650

Net unrealized investment gains (losses)	47,124	143,924	392,338

Other comprehensive income (loss), before tax:	46,946	143,729	392,687
Less: Income tax expense (benefit) related to items of other comprehensive income	16,417	50,137	135,293
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	19,536

Other comprehensive income (loss), net of tax:	30,529	93,592	276,930

COMPREHENSIVE INCOME (LOSS)	$(102,214)	$482,477	$176,571

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2008	$2,500	$815,664	$2,046,712	$(137,135)	$2,727,741

Cumulative effect of adoption of accounting principle			(352,589)	(30,752)	(383,341)
Contributed Capital	-	13,194	-		13,194
Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes	-	-	19,536	(19,536)	-
Comprehensive income:
Net income (loss)	-	-	(100,359)	-	(100,359)
Other comprehensive income (loss), net of tax	-	-	-	276,930	276,930

Total comprehensive income					176,571

Balance, December 31, 2009	$2,500	$828,858	$1,613,300	$89,507	$2,534,165

Contributed Capital	-	10	-	-	10
Affiliated Asset Transfers	-	(36,642)	-	-	(36,642)
Dividend to Parent	-	-	(100,000)	-	(100,000)
Comprehensive income:
Net income	-	-	388,885		388,885
Other comprehensive income (loss), net of tax	-	-	-	93,592	93,592

Total comprehensive income					482,477

Balance, December 31, 2010	$2,500	$792,226	$1,902,185	$183,099	$2,880,010

Contributed Capital- Parent/Child Asset Transfers	-	3,543	-	-	3,543
Affiliated Asset Transfers	-	40,252	(26,151)	-	14,101
Comprehensive income:
Net income (loss)	-	-	(132,743)	-	(132,743)
Other comprehensive income (loss), net of tax	-	-	-	30,529	30,529

Total comprehensive income					(102,214)

Balance, December 31, 2011	$2,500	$836,021	$1,743,291	$213,628	$2,795,440

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2011, 2010 and 2009 (in thousands)

	2011 Restated	2010	2009

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$(132,743)	$388,885	$(100,359)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(127,683)	(204,264)	(265,669)
Interest credited to policyholders’ account balances	502,585	250,517	271,379
Realized investment (gains) losses, net	(262,083)	(110,634)	469,184
Amortization and other non-cash items	(68,098)	(20,870)	(10,451)
Change in:
Future policy benefits and other insurance liabilities	870,582	728,898	475,721
Reinsurance recoverables	(798,474)	(819,599)	(533,781)
Accrued investment income	6,785	(2,686)	(10,959)
Receivables from parent and affiliates	46,595	(37,402)	94,287
Payables to parent and affiliates	(48,064)	7,754	(41,496)
Deferred policy acquisition costs	(123,100)	(839,806)	(199,050)
Income taxes payable	(412,217)	(56,052)	(86,464)
Deferred sales inducements	(289,642)	(246,006)	(94,526)
Other, net	160,375	(34,532)	(16,104)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	$(675,182)	$(995,797)	$(48,288)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	$1,069,922	$1,843,933	$1,673,613
Short-term investments	1,167,039	1,069,535	775,481
Policy loans	122,721	115,225	150,744
Commercial mortgage and other loans	82,098	64,520	46,286
Other long-term investments	10,612	24,443	1,761
Equity securities, available for sale	10,355	15,978	19,541
Trading account assets, at fair value	5,174	4,527	5
Payments for the purchase/origination of:	-	-	-
Fixed maturities, available for sale	(1,135,456)	(1,846,086)	(2,443,789)
Short-term investments	(1,203,342)	(1,143,338)	(872,256)
Policy loans	(102,230)	(119,752)	(117,727)
Commercial mortgage and other loans	(204,951)	(305,789)	(230,550)
Other long-term investments	(70,641)	(62,979)	(7,253)
Equity securities, available for sale	(8,528)	(6,777)	(19,636)
Trading account assets, at fair value	-	-	(13,301)
Notes receivable from parent and affiliates, net	6,842	55,863	(143,419)
Other	2,757	4,852	7,817

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	$(247,628)	$(285,845)	$(1,172,683)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,044,607	$3,092,710	$1,937,462
Ceded policyholders’ account deposits	(117,916)	-	-
Policyholders’ account withdrawals	(2,555,035)	(2,328,806)	(1,223,565)
Ceded policyholders’ account withdrawals	8,824	-	-
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	114,612	(128,177)	53,994
Dividend to parent	-	(100,000)	-
Contributed capital (including parent/child asset transfer)	3,543	10	-
Net change in financing arrangements (maturities 90 days or less)	69,599	72,793	1,146
Net change in long-term borrowing	277,000	895,000	-

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	$845,234	$1,503,530	$769,037

Net increase (decrease) in cash and cash equivalents	(77,576)	221,888	(451,934)
Cash and cash equivalents, beginning of year	364,999	143,111	595,045

CASH AND CASH EQUIVALENTS, END OF YEAR	$287,423	$364,999	$143,111

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$166,606	$185,220	$(68,108)
Interest paid	$33,104	$3,212	$8

See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by UPARC, an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company’s parent company, to settle tax expenses arising from this coinsurance transaction.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America, or “U.S. GAAP.” The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; future policy benefits including guarantees; valuation of investments including derivatives and the recognition of other-than-temporary impairments; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION (continued)

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Restatement of Consolidated Statement of Cash Flows
The Company has restated the Consolidated Statement of Cash Flows for the year ended December 31, 2011 included in the Company’s 2011 Annual Report on Form 10-K. While the restatement affects the subtotals of cash flows from operating, investing and financing activities, it has no impact on the net increase (decrease) in cash and cash equivalents for the previously reported period. The restatement also has no impact on the Company’s Consolidated Statements of Financial Position, Consolidated Statements of Operations or Consolidated Statements of Stockholder’s Equity as of the end of or for any previously reported period.

The restatement primarily corrects the presentation of the settlements of certain reinsurance transactions between the Company and its affiliates that occurred during the quarter ended December 31, 2011. The settlements were made by transferring fixed maturity securities, however, the Consolidated Statement of Cash Flows for the year ended December 31, 2011 reflected these settlements as if they were made with cash. The correct presentation is to exclude these non-cash transactions from the Consolidated Statement of Cash Flows and disclose them in the Consolidated Financial Statements. Primarily as a result of the incorrect presentation of these non-cash transactions, Cash Flows used in Operating Activities was overstated by $768.2 million, Cash Flows from Investing Activities was overstated by $635.1 million and Cash Flows from Financing Activities was overstated by $133.1 million. These transactions are fully described in Note 13.

For further detail on the 2011 Consolidated Statement of Cash Flows, as reported and as restated, refer to Note 2.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment Related Liabilities
The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities; and short-term investments. The accounting policies related to these, as well as commercial mortgage and other loans, are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities available for sale are comprised of common stock, and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Trading account assets, at fair value, consist primarily of asset-backed securities, commercial mortgage-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.” Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other). Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for loan losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities, an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that are directly related to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance retrospectively adopted effective January 1, 2012, which is reflected in the Consolidated Financial Statements. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs for interest sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables
Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred sales inducements
The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder’s initial deposit for certain annuity contracts. These costs are deferred and recognized in “Deferred sales inducements”. They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns, non-performance risks and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables,” respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in “Realized investment gains (losses), net.”

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in “Reinsurance recoverable,” and changes in “Realized investment gains (losses), net.” In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, Prudential Arizona Reinsurance Universal Company, (“PAR U”) effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 10 and Note 11.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 3. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 3.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

Effective January 1, 2012 the Company adopted, retrospectively, updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in a single continuous statement of comprehensive income. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in “Deferred policy acquisition costs” of $672 and $684 million, an increase in “Policyholders’ Account Balances” of $3 and $3 million, and a reduction in “Total equity” of $469 and $446 million, respectively. As of December 31, 2011, “Other Liabilities” increased $48 million and “Reinsurance Recoverables” increased $2 million related to the impact of this guidance on the 2011 coinsurance agreement with PAR U (see Note 8), The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was a decrease of $34, $125 and $53 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs,” and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following tables present amounts as previously reported in 2011, the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the “Effect of Change” column. Also included within the Statement of Cash Flows table within the “Impact of Restatement” column is the impact of the restatement described in Note 1 for the year ended December 31, 2011.

Consolidated Statements of Financial Position:

	December 31, 2011
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$3,217,508	$(671,908)	$2,545,600
Reinsurance recoverables	5,727,610	1,506	5,729,116
Income taxes receivable (1)	-	76,066	76,066
Other assets	44,557	(2)	44,555
Total assets	76,845,547	(594,338)	76,251,209

Policyholders’ account balances	7,808,840	2,834	7,811,674
Income taxes payable (1)	176,517	(176,517)	-
Other liabilities	646,569	47,928	694,497
Total liabilities	73,581,524	(125,755)	73,455,769

Retained earnings	2,233,698	(490,407)	1,743,291
Accumulated other comprehensive income	191,804	21,824	213,628
Total equity	3,264,023	(468,583)	2,795,440
Total liabilities and equity	$76,845,547	$(594,338)	$76,251,209

(1)	Income taxes reported in December 31, 2011 was in a payable position. The effect of the change converted the balance to a receivable position and was moved into the asset section of the balance sheet.

	December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$3,377,557	$(683,868)	$2,693,689
Total assets	59,472,213	(683,868)	58,788,345
Policyholders’ account balances	7,509,169	2,818	7,511,987
Income taxes	548,280	(240,502)	307,778
Total liabilities	56,146,019	(237,684)	55,908,335
Retained earnings	2,370,525	(468,340)	1,902,185
Accumulated other comprehensive income	160,943	22,156	183,099
Total equity	3,326,194	(446,184)	2,880,010
Total liabilities and equity	$59,472,213	$(683,868)	$58,788,345

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Consolidated Statements of Operations:

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$1,109,123	$372	$1,109,495
Other income	42,598	1,263	43,861
Total revenues	2,130,049	1,635	2,131,684
Benefits and expenses
Amortization of deferred policy acquisition costs	1,114,843	(141,640)	973,203
General, administrative and other expenses	520,665	177,219	697,884
Total benefits and expenses	2,450,304	35,579	2,485,883
Income (loss) from operations before income taxes	(320,255)	(33,944)	(354,199)
Income tax expense (benefit)	(209,579)	(11,877)	(221,456)
Net income (loss)	$(110,676)	$(22,067)	$(132,743)

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$589,051	$1,996	$591,047
Total revenues	1,336,998	1,996	1,338,994
Benefits and expenses
Amortization of deferred policy acquisition costs	93,125	(26,697)	66,428
General, administrative and other expenses	352,366	153,590	505,956
Total benefits and expenses	695,117	126,893	822,010
Income (loss) from operations before income taxes	641,881	(124,897)	516,984
Income tax expense (benefit)	171,813	(43,714)	128,099
Net income (loss)	$470,068	$(81,183)	$388,885

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Revenues
Policy charges and fee income	$653,134	$(1,100)	$652,034
Total revenues	741,428	(1,100)	740,328
Benefits and expenses
Amortization of deferred policy acquisition costs	294,286	(64,078)	230,208
General, administrative and other expenses	217,181	116,159	333,340
Total benefits and expenses	943,179	52,081	995,260
Income (loss) from operations before income taxes	(201,751)	(53,181)	(254,932)
Income tax expense (benefit)	(135,960)	(18,613)	(154,573)
Net income (loss)	$(65,791)	$(34,568)	$(100,359)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Consolidated Statements of Cash Flows:

	Year Ended December 31, 2011
	As Previously Reported	Effect of Change	Impact of Restatement	As Currently Reported
	(in thousands)
Cash flows from (used in) operating activities
Net income	$(110,676)	$(22,067)	$-	$(132,743)
Policy charges and fee income	(213,804)	(363)	86,484	(127,683)
Change in:
Reinsurance recoverables	(1,951,987)	(1,006)	1,154,519	(798,474)
Payable to parent and affiliates	(38,856)		(9,208)	(48,064)
Deferred policy acquisition costs	170,673	(12,613)	(281,160)	(123,100)
Income taxes payable	(441,534)	(11,877)	41,194	(412,217)
Other, net	336,092	47,926	(223,643)	160,375
Cash flows from (used in) operating activities	(1,443,368)	-	768,186	(675,182)
Cash flows from (used in) investing activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,705,018	-	(635,096)	1,069,922
Cash flows from (used in) investing activities	387,468	-	(635,096)	(247,628)
Cash flows from (used in) financing activities
Ceded policyholders’ account deposits	-	-	(117,916)	(117,916)
Policyholders’ account withdrawals	(2,531,037)	-	(23,998)	(2,555,035)
Ceded policyholders’ account withdrawals	-	-	8,824	8,824
Cash flows from (used in) financing activities	$973,324	$-	$(133,090)	$845,234

	Year Ended December 31, 2010
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Cash flows from (used in) operating activities
Net income (loss)	$470,068	$(81,183)	$388,885
Policy charges and fee income	(202,268)	(1,996)	(204,264)
Change in:
Deferred policy acquisition costs	(966,699)	126,893	(839,806)
Income taxes payable	(12,338)	(43,714)	(56,052)
Cash flows from (used in) operating activities	$(995,797)	$-	$(995,797)

	Year Ended December 31, 2009
	As Previously Reported	Effect of Change	As Currently Reported
	(in thousands)
Cash flows from (used in) operating activities
Net income (loss)	$(65,791)	$(34,568)	$(100,359)
Policy charges and fee income	(266,769)	1,100	(265,669)
Change in:
Deferred policy acquisition costs	(251,131)	52,081	(199,050)
Income taxes payable	(67,851)	(18,613)	(86,464)
Cash flows from (used in) operating activities	$(48,288)	$-	$(48,288)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Future Adoption of New Accounting Pronouncements
In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (4)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$144,083	$14,321	$4	$158,400	$-
Obligations of U.S. states and their political subdivisions	43,830	5,808	-	49,638	-
Foreign government bonds	47,910	6,615	4	54,521	-
Public utilities	589,574	63,283	1,497	651,360	-
All other corporate securities	3,145,363	252,186	6,956	3,390,593	(1,285)
Asset-backed securities (1)	376,505	19,235	22,495	373,245	(27,122)
Commercial mortgage-backed securities	505,310	37,015	2	542,323	-
Residential mortgage-backed securities (2)	298,831	25,550	337	324,044	(1,296)

Total fixed maturities, available-for-sale	$5,151,406	$424,013	$31,295	$5,544,124	$(29,703)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (4)
	(in thousands)
Equity securities, available-for-sale
Common Stocks:
Public utilities	$90	$5	$23	$71
Industrial, miscellaneous & other	7,100	597	1,742	5,956
Non-redeemable preferred stocks	2,437	6	201	2,242

Total equity securities, available-for-sale (3)	$9,627	$608	$1,966	$8,269

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)	During the third quarter of 2011, perpetual preferred stocks of $8.4 million were reclassified to “Trading Account Assets”. Prior periods were not restated.

(4)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $11 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$223,442	$4,563	$43	$227,962	$-
Obligations of U.S. states and their political subdivisions	25,126	66	1,063	24,129	-
Foreign government bonds	48,725	5,984	-	54,709	-
Public utilities	494,163	40,646	2,412	532,397	-
All other corporate securities	3,596,805	252,050	11,055	3,837,800	(694)
Asset-backed securities (1)	417,339	22,316	30,077	409,578	(37,817)
Commercial mortgage-backed securities	546,056	34,711	247	580,520	-
Residential mortgage-backed securities (2)	350,173	25,228	193	375,208	(1,437)

Total fixed maturities, available-for-sale	$5,701,829	$385,564	$45,090	$6,042,303	$(39,948)

Equity securities available-for-sale
Common Stocks:
Public utilities	$90	$14	$-	$104
Banks, trusts & insurance companies	-	-	-	-
Industrial, miscellaneous & other	7,324	2,545	309	9,560
Non-redeemable preferred stocks	2,438	-	1,390	1,048
Perpetual preferred stocks	8,112	793	210	8,695

Total equity securities, available-for-sale	$17,964	$3,352	$1,909	$19,407

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI” which were not included in earnings. Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$321,169	$324,872

Due after one year through five years	1,556,554	1,663,138

Due after five years through ten years	1,371,340	1,503,916

Due after ten years	721,697	812,586

Asset-backed securities	376,505	373,245

Commercial mortgage-backed securities	505,310	542,323

Residential mortgage-backed securities	298,831	324,044

Total	$5,151,406	$5,544,124

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds, equity security proceeds, and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$218,200	$788,657	$572,902
Proceeds from maturities/repayments	836,724	919,875	1,100,012
Gross investment gains from sales, prepayments and maturities	83,600	45,098	17,375
Gross investment losses from sales and maturities	(411)	(2,497)	(19,291)
Equity securities, available-for-sale
Proceeds from sales	$6,397	$6,978	$14,408
Proceeds from maturities/repayments	3,958	9,000	5,000
Gross investment gains from sales	3,857	348	1,785
Gross investment losses from sales	-	(367)	(363)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(8,969)	$(11,811)	$(31,896)
Writedowns for other-than-temporary impairment losses on equity securities	(2,255)	(147)	(2,259)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31, 2011	Year Ended December 31, 2010
	(in thousands)	(in thousands)
Balance, beginning of period	$36,820	$42,943
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,456)	(7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(4,055)	(7,158)
Credit loss impairment recognized in the current period on securities not previously impaired	403	26
Additional credit loss impairments recognized in the current period on securities previously impaired	5,630	8,950
Increases due to the passage of time on previously recorded credit losses	1,487	2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(1,322)	(3,019)

Balance, end of period	$31,507	$36,820

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets
The following table provides information relating to trading account assets, at fair value as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities:
Asset-backed securities	$16,597	$17,419	$16,074	$17,525
Commercial mortgage-backed securities	4,978	5,062	4,950	5,180

Total fixed maturities	21,575	22,481	21,024	22,705
Equity securities (1)	3,135	3,362	-	-

Total trading account assets	$24,710	$25,843	$21,024	$22,705

(1)	During 2011, perpetual preferred stocks of $8.4 million were reclassified from “Equity Securities, available-for-sale”. Prior periods were not restated.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was ($0.5) million, ($0.2) million and $3.2 million during the years ended December 31, 2011 , 2010 and 2009, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows as of the dates indicated:

	December 31, 2011		December 31, 2010
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Industrial buildings	$261,699	18.4%	$226,174	17.4%
Retail	453,352	31.9	438,072	33.8
Apartments/Multi-Family	218,524	15.4	203,749	15.7
Office buildings	223,587	15.8	208,699	16.1
Hospitality	61,910	4.4	57,409	4.4
Other	97,383	6.9	85,133	6.6

Total commercial mortgage loans by property type	1,316,455	92.8	1,219,236	94.0
Agricultural property loans	102,850	7.2	77,214	6.0

Total commercial mortgage and agricultural loans by property type	1,419,305	100.0%	1,296,450	100.0%

Valuation allowance	(12,813)		(21,428)

Total net commercial and agricultural mortgage loans by property type	$1,406,492		$1,275,022

The commercial mortgage and agricultural loans are geographically dispersed throughout the United States with the largest concentrations in California (21%), New Jersey (13%), Texas (8%) and Virginia (8%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, 2011, 2010 and 2009, is as follows:

	2011 (2)	2010 (2)	2009 (2)
	(in thousands)
Allowance for losses, beginning of year	$21,428	$25,742	$8,173
Addition to / (release of) allowance of losses	(8,615)	(4,314)	17,569

Allowance for losses, end of year (1)	$12,813	$21,428	$25,742

(1)	Agricultural loans represent $0.4 million, $0.4 million and $0.0 million of the ending allowance at December 31, 2011, 2010 and 2009, respectively.

(2)
Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and agricultural loans for the years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
	Total Loans
	(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)	$5,743	$10,536
Ending balance: collectively evaluated for impairment (2)	7,070	10,892

Total ending balance	$12,813	$21,428
Recorded Investment: (3)
Ending balance: individually evaluated for impairment (1)	$17,849	$38,061
Ending balance: collectively evaluated for impairment (2)	1,401,456	1,258,389

Total ending balance, gross of reserves	$1,419,305	$1,296,450

(1)	There were no agricultural loans individually evaluated for impairments at December 31, 2011 and 2010.

(2)	Agricultural loans collectively evaluated for impairment had a recorded investment of $103 million and $77.2 million and related allowance of $0.4 million at December 31, 2011 and 2010, respectively.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31, 2011 and 2010 had a recorded investment and unpaid principal balance of $17.8 million and $38 million and related allowance of $5.7 million and $10.5 million, respectively, primarily related to the hospitality and other property types. At December 31, 2011 and 2010, the Company held no impaired agricultural loans. Net investment income recognized on these loans totaled $0.5 million for the year ended December 31, 2011 and $1 million for the year ended December 31, 2010.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. As of December 31, 2011 and 2010, the Company held no such loans. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

As described in Note 2 Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2011 and 2010, 93% of the $1.4 billion recorded investment and 88% of the $1.3 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of December 31, 2011 and 2010, 95% of the recorded investment had a debt service coverage ratio of 1.1X or greater. As of December 31, 2011, approximately $72 million or 5% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans. As of December 31, 2010, approximately $86 million or 7% of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X; none of which related to agricultural loans.

As of December 31, 2011 and 2010, all commercial mortgage and other loans were in current status, with the exception of $1.6 million and $22.2 million, respectively, that were classified as past due, primarily related to

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

other property types, As of December 31, 2011 and 2010, $22.6 million and $38.1 million, respectively, of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to hospitality and other property types. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the year ended December 31, 2011, there were no commercial mortgage and other loans sold or acquired.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. The Company’s outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in thousands)
Company’s investment in Separate accounts	$31,947	$29,827
Joint ventures and limited partnerships	113,445	86,972
Derivatives	123,094	15,195

Total other long- term investments	$268,486	$131,994

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities, available for sale	$300,850	$313,036	$306,535
Equity securities, available for sale	227	1,005	1,966
Trading account assets	1,582	1,156	1,086
Commercial mortgage and other loans	81,282	71,541	60,575
Policy loans	56,716	55,599	53,934
Short-term investments and cash equivalents	1,052	918	2,407
Other long-term investments	16,421	11,552	(6,700)

Gross investment income	458,130	454,807	419,803
Less: investment expenses	(18,180)	(16,563)	(13,763)

Net investment income	$439,950	$438,244	$406,040

Carrying value for non-income producing assets included in fixed maturities totaled $9 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2011	2010	2009
	(in thousands)
Fixed maturities	$74,220	$30,790	$(33,813)
Equity securities	1,602	(166)	(837)
Commercial mortgage and other loans	8,615	1,379	(17,568)
Joint ventures and limited partnerships	(265)	-	(731)
Derivatives	177,855	78,577	(416,318)
Other	56	54	83

Realized investment gains (losses), net	$262,083	$110,634	$(469,184)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(19,184)	1,446	-	6,208	(11,530)
Net investment gains (losses) on investments arising during the period	26,718	-	-	(9,252)	17,466
Reclassification adjustment for OTTI losses included in net income	9,704	-	-	(3,360)	6,344
Reclassification adjustment for OTTI gains excluded from net income(1)	(43,123)	-	-	14,932	(28,191)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	14,629	-	(5,120)	9,509

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	(7,993)	2,798	(5,195)

Balance, December 31, 2009	$(25,885)	$16,075	$(7,993)	$6,206	$(11,597)

Net investment gains (losses) on investments arising during the period	(6,744)	-	-	2,359	(4,385)
Reclassification adjustment for OTTI losses included in net income	7,954	-	-	(2,784)	5,170
Reclassification adjustment for OTTI gains excluded from net income(1)	(29)	-	-	10	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(2,262)	-	792	(1,470)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	890	(312)	578

Balance, December 31, 2010	$(24,704)	$13,813	$(7,103)	$6,271	$(11,723)

Net investment gains (losses) on investments arising during the period	(3,779)	-	-	1,322	(2,457)
Reclassification adjustment for OTTI losses included in net income	9,623	-	-	(3,369)	6,254
Reclassification adjustment for OTTI gains excluded from net income(1)	212	-	-	(75)	137
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	(3,626)	-	1,268	(2,358)
Impact of net unrealized investment (gains) losses on Policyholders’ account balance	-	-	4,167	(1,459)	2,708

Balance, December 31, 2011	$(18,648)	$10,187	$(2,936)	$3,958	$(7,439)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$(331,900)	$191,666	$(115,086)	$87,285	$(168,035)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(12,856)	538	-	4,312	(8,006)
Net investment gains (losses) on investments arising during the period	513,845	-	-	(177,932)	335,913
Reclassification adjustment for (gains) losses included in net income	24,946	-	-	(8,638)	16,308
Reclassification adjustment for OTTI losses excluded from net income(2)	43,123	-	-	(14,932)	28,191
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(335,032)	-	117,261	(217,771)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	175,577	(61,452)	114,125

Balance, December 31, 2009	$237,158	$(142,828)	$60,491	$(54,096)	$100,725
Net investment gains (losses) on investments arising during the period	124,639	-	-	(43,618)	81,021
Reclassification adjustment for (gains) losses included in net income	38,578	-	-	(13,501)	25,077
Reclassification adjustment for OTTI losses excluded from net income(2)	29	-	-	(10)	19
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(51,330)	-	18,128	(33,202)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	32,199	(11,270)	20,929

Balance, December 31, 2010	$400,404	$(194,158)	$92,690	$(104,367)	$194,569
Net investment gains (losses) on investments arising during the period	128,890	-	-	(45,090)	83,800
Reclassification adjustment for (gains) losses included in net income	(85,445)	-	-	29,905	(55,540)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

	Net Unrealized Gains/(Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Reclassification adjustment for OTTI losses excluded from net income(2)	(212)	-	-	73	(139)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	14,638	-	(5,124)	9,514
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(17,345)	6,070	(11,275)

Balance, December 31, 2011	$443,637	$(179,520)	$75,345	$(118,533)	$220,929

(1)	Includes cash flow hedges. See Note 5 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset at December 31:

	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(18,648)	$(24,704)	$(25,885)
Fixed maturity securities, available for sale - all other	411,366	365,178	210,581
Equity securities, available for sale	(1,359)	1,443	310
Derivatives designated as cash flow hedges (1)	2,523	808	(2,974)
Other investments	31,107	32,975	29,241

Net unrealized gains (losses) on investments	$424,989	$375,700	$211,273

(1)	See Note 5 for more information on cash flow hedges.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTSX (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$4,696	$4	$-	$-	$4,696	$4
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	96	4	-	-	96	4
Corporate securities	196,766	6,060	13,355	2,393	210,121	8,453
Asset-backed securities	57,956	389	69,641	22,106	127,597	22,495
Commercial mortgage-backed securities	563	-	1,051	2	1,614	2
Residential mortgage-backed securities	4,706	213	4,022	124	8,728	337

Total	$264,783	$6,670	$88,069	$24,625	$352,852	$31,295

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,075	43	-	-	$9,075	$43
Obligations of U.S. states and their political subdivisions	20,662	1,063	-	-	20,662	1,063
Foreign government bonds	152	-	-	-	152	-
Corporate securities	330,322	9,606	51,283	3,860	381,605	13,466
Asset-backed securities	23,625	189	95,622	29,888	119,247	30,077
Commercial mortgage-backed securities	14,375	247	-	-	14,375	247
Residential mortgage-backed securities	3,406	57	5,934	137	9,340	194

Total	$401,617	$11,205	$152,839	$33,885	$554,456	$45,090

The gross unrealized losses at December 31, 2011 and 2010 are composed of $10 million and $23 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $21 million and $22 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $22 million of the gross unrealized losses represented declines in value of greater than 20%, $3 million of which had been in that position for less than six months, as compared to $27 million at

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

December 31, 2010 that represented declines in value of greater than 20%, none of which had been in that position for less than six months. At December 31, 2011 and December 31, 2010, the $25 million and $34 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and December 31, 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	December 31, 2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$3,016	$1,966	$-	$-	$3,016	$1,966

	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Equity securities, available for sale	$6,606	$1,750	$1,536	$159	$8,142	$1,909

At December 31, 2011, $2 million of the gross unrealized losses represented declines of greater than 20%, $1.4 million of which have been in that position for less than six months. At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Included in the December 31, 2010 table above are perpetual preferred securities. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and December 31, 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and December 31, 2010.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in thousands)
Fixed maturity securities, available for sale – all other	$189,143	$76,981
Trading account assets	232	-

Total securities pledged	$189,375	$76,981

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $194 million. Of this amount, $154 million was “Cash collateral for loaned securities” and $40 million was “Securities sold under agreements to repurchase.” As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was “Securities sold under agreements to repurchase” and $77 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2011 and December 31, 2010 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$2,693,689	$1,913,804	$2,015,110
Capitalization of commissions, sales and issue expenses	1,096,301	906,235	429,258
Amortization- Impact of assumption and experience unlocking and true-ups	(25,242)	75,579	(71,294)
Amortization- All other	(947,961)	(142,007)	(160,330)
Change in unrealized investment gains/(losses)	9,973	(59,922)	(298,940)
Ceded DAC upon Coinsurance Treaty with PAR U (See Note 13)	(281,160)	-	-

Balance, end of year	$2,545,600	$2,693,689	$1,913,804

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” Prudential Arizona Reinsurance Term Company, or “PAR TERM,” Prudential Arizona Reinsurance III Company, or “PAR III” and Prudential Arizona Reinsurance Universal Company or “PAR U,” as discussed in Note 13.

Ceded capitalization amounted to $208 million, $220 million and $220 million in 2011, 2010 and 2009, respectively. Ceded amortization amounted to $70 million, $67 million and $53 million in 2011, 2010 and 2009, respectively. The ceded portion of the impact on deferred acquisition costs related to changes in unrealized gains/(losses) arising from the 2011 coinsurance agreement with PAR U increased the deferred acquisition cost asset $147 million. Deferred acquisition costs also include a $281 million reduction resulting from the coinsurance agreement with PAR U effective July 1, 2011 (see Note 13).

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2011	2010
	(in thousands)
Life insurance – domestic	$3,184,177	$$2,690,544
Life insurance – Taiwan	977,889	939,159
Individual and group annuities	68,612	57,313
Policy claims and other contract liabilities	1,063,630	(359,467)

Total future policy benefits	$5,294,308	$3,327,549

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.34% to 14.75%, with approximately 11.45% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. Other contract liabilities also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts which are discussed in Note 7. The interest rates used in the determination of the present values range from 1.39% to 5.88%.

Policyholders’ Account Balances
Policyholders’ account balances at December 31, are as follows:

	2011	2010
	(in thousands)
Interest-sensitive life contracts	$4,645,659	$4,322,863
Individual annuities	1,826,854	1,869,965
Guaranteed interest accounts	776,731	841,268
Other	562,430	477,891

Total policyholders’ account balances	$7,811,674	$7,511,987

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

5. POLICYHOLDERS’ LIABILITIES (continued)

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with less than 0.01 % of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00%. Interest crediting rates range from 1.00 % to 8.00 % for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, PARCC, UPARC, PAR U, Pruco Re, PAR III, and PAR TERM, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years December 31, as follows:

	2011	2010	2009
	(in thousands)
Premiums	$1,127,239	$1,061,881	$959,698
Reinsurance ceded	(1,054,452)	(995,489)	(888,105)

Premiums	$72,787	$66,392	$71,593

Direct policy charges and fees	$1,445,303	$1,032,261	$935,885
Reinsurance ceded	(335,808)	(441,214)	(283,851)

Policy charges and fees	$1,109,495	$591,047	$652,034

Policyholders’ benefits ceded	$742,529	$678,782	$515,539
Realized capital gains/(losses) net, associated with derivatives	$1,185,096	$(497,195)	$(1,183,687)

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

6. REINSURANCE (continued)

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains/(losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC (See Note 13) to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Domestic life insurance-affiliated	$3,876,626	$2,153,734
Domestic individual annuities-affiliated	869,159	(372,823)
Domestic life insurance-unaffiliated	(658)	239
Taiwan life insurance-affiliated	983,989	946,011

	$5,729,116	$2,727,161

Substantially all reinsurance contracts are with affiliates as of December 31, 2011 and December 31, 2010. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, 2011 and 2010 were as follows:

	2011	2010	2009
	(in thousands)
Gross life insurance face amount in force	$569,684,855	$546,708,450	$517,012,733
Reinsurance ceded	(517,857,797)	(492,314,245)	(465,245,943)

Net life insurance face amount in force	$51,827,058	$54,394,205	$51,766,790

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011			December 31, 2010
	In the Event of Death	At Annuitization/ Accumulation (1)		In the Event of Death	At Annuitization/ Accumulation (1)
	(in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value	$37,091,904	$	N/A	$23,853,223	$	N/A
Net amount at risk	947,037		N/A	$112,961		N/A
Average attained age of contractholders	60		N/A	60 years		N/A
Minimum return or contract value
Account value	$14,074,097		$43,987,117	$12,334,087		$29,079,105
Net amount at risk	$2,571,505		$3,048,978	$1,725,293		$847,993
Average attained age of contractholders	66		60	66 years		60 years
Average period remaining until earliest expected annuitization	N/A		0.55 years	N/A		1.24 years

(1)	Includes income and withdrawal benefits as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$673,038	$676,087	$738,349	$744,269

	December 31, 2011	December 31, 2010
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees
Separate account value	$2,418,679	$2,391,911
General account value	$2,089,347	$1,789,570
Net amount at risk	$54,917,077	$51,499,882
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Equity funds	$23,180,461	$20,486,317
Bond funds	23,125,115	11,185,349
Money market funds	2,493,553	2,035,929

Total	$48,799,129	$33,707,595

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

In addition to the above mentioned amounts invested in separate account investment options, $2.367 billion and $2.480 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2011 and 2010, respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMWB-GMIWB- GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2008	$162,569	$86,739	$41,017	$794,640	$1,084,965
Incurred guarantee benefits (1)	(13,709)	63,694	(14,478)	(812,179)	(776,672)
Paid guarantee benefits	(68,937)	(7,262)	—	—	(76,199)

Balance as of December 31, 2009	$79,923	$143,171	$26,539	$(17,539)	$232,094
Incurred guarantee benefits (1)	5,522	18,496	361	(435,284)	(410,905)
Paid guarantee benefits	(36,616)	(560)	(182)	—	(37,358)

Balance as of December 31, 2010	$48,829	$161,107	$26,718	$(452,823)	$(216,169)
Incurred guarantee benefits (1)	87,111	66,082	7,120	1,365,810	1,526,123
Paid guarantee benefits	(38,305)	(2,280)	(828)	—	(41,413)

Balance as of December 31, 2011	$97,635	$224,909	$33,010	$912,987	$1,268,541

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Sales Inducements
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2011	2010	2009
	(in thousands)
Balance, beginning of year	$537,943	$296,341	$269,310
Capitalization	289,642	246,006	94,526
Amortization- Impact of assumption and experience unlocking and true-ups	(24,919)	15,638	11,070
Amortization- All other	(260,964)	(26,373)	(58,634)
Change in unrealized investment gains and (losses)	1,040	6,330	(19,930)

Balance, end of year	$542,742	$537,943	$296,341

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to ($589) million, $277 million, and $167 million for the years ended December 31, 2011, 2010, and 2009, respectively. Statutory surplus of the Company amounted to $1,496 million and $1,218 million at December 31, 2011 and 2010, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company is restricted from paying dividends in 2012 without prior approval. In 2009 and 2011, there were no dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in thousands)
Current tax expense (benefit):
U.S.	$42,474	$157,318	$93,658

Total	42,474	157,318	93,658

Deferred tax expense (benefit):
U.S.	(263,930)	(29,219)	(248,231)

Total	(263,930)	(29,219)	(248,231)

Total income tax expense (benefit) on income from operations	(221,456)	128,099	(154,573)
Other comprehensive income	16,417	50,137	135,293
Cumulative effect of changes in accounting policy	—	—	10,637

Total income tax expense (benefit) on continuing operations	$(205,039)	$178,236	$(8,643)

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of ($354.2) million, $517.0 million and ($254.9) million, and no income from foreign operations for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2011	2010	2009
	(in thousands)
Expected federal income tax expense	$(123,964)	$180,944	$(89,225)
Non-taxable investment income	(81,031)	(46,161)	(35,900)
Tax credits	(15,977)	(5,553)	(2,270)
Expiration of statute of limitations and related interest	-	-	(33,812)
Other	(484)	(1,131)	6,634

Total income tax expense (benefit) on continuing operations	$(221,456)	$128,099	$(154,573)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in thousands)
Deferred tax assets
Insurance reserves	$995,018	$696,132
Investments	—	45,654
Other	—	1,821

Deferred tax assets	$995,018	$743,607

Deferred tax liabilities
Deferred acquisition costs	$594,677	$679,685
Investments	55,073	0
Deferred Annuity Bonus	189,960	188,280
Net Unrealized gains on securities	147,787	131,136
Other	723	—

Deferred tax liabilities	988,220	999,101

Net deferred tax asset (liability)	$6,798	$(255,494)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2011, 2010 and 2009.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

The Company’s unrecognized tax benefits as of December 31, 2009, 2010 and 2011 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2008	$45,118	$6,079	$51,197
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(826)	(826)
Settlements with parent	(17,197)	-	(17,197)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(26,431)	-	(26,431)

Amounts as of December 31, 2009	$1,490	$5,253	$6,743
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(5,123)	(5,123)

Amounts as of December 31, 2010	$1,490	$130	$1,620
Increases in unrecognized tax benefits taken in prior period
(Decreases) in unrecognized tax benefits taken in prior period	(1,490)	(17)	(1,507)

Amounts as of December 31, 2011	$0	$113	$113

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,490	$-	$1,490

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,490	$-	$1,490

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$-	$-	$-

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in thousands)
Interest and penalties recognized in the consolidated statements of operations	$-	$(1,100)	$(4,900)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$-	$-	$1,100

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2007 tax years will expire in June 2012, unless extended. Tax years 2008 through 2010 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

During the fourth quarter of 2011, the Company’s parent, Prudential Financial, reached an agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

9. INCOME TAXES (continued)

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and certain short term investments, and equity securities. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), and commercial mortgage loans, certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally- developed values to the related assets or liabilities. To the extent the internally-developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and December 31, 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$153,703	$4,696	$-	$158,399
Obligations of U.S. states and their political subdivisions	-	49,638	-	-	49,638
Foreign government bonds	-	54,521	-	-	54,521
Corporate securities	-	4,018,234	23,720	-	4,041,954
Asset-backed securities	-	310,816	62,429	-	373,245
Commercial mortgage-backed securities	-	542,323	-	-	542,323
Residential mortgage-backed securities	-	324,044	-	-	324,044

Sub-total	-	5,453,279	90,845	-	5,544,124
Trading account assets:
Asset-backed securities	-	17,419	-	-	17,419
Commercial mortgage-backed securities	-	5,062	-	-	5,062
Equity securities	-	-	3,362	-	3,362

Sub-total	-	22,481	3,362	-	25,843
Equity securities, available for sale	5,617	-	2,652	-	8,269
Short-term investments	101,608	181,673	-	-	283,281
Cash equivalents	42,158	191,920	-	-	234,078
Other long-term investments	-	180,603	686	(57,612)	123,677
Other assets	-	70,519	991,129	-	1,061,648

Sub-total excluding separate account assets	149,383	6,100,475	1,088,674	(57,612)	7,280,920
Separate account assets (1)	1,803,852	56,130,595	222,324	-	58,156,771

Total assets	$1,953,235	$62,231,070	$1,310,998	$(57,612)	$65,437,691

Future policy benefits	$-	$-	$912,988	$-	$912,988
Other Liabilities	-	57,612	-	(57,612)	-

Total liabilities	$-	$57,612	$912,988	$(57,612)	$912,988

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$227,962	$-	$-	$227,962
Obligations of U.S. states and their political subdivisions	-	24,129	-	-	24,129
Foreign government bonds	-	54,709	-	-	54,709
Corporate securities	-	4,321,147	49,050	-	4,370,197
Asset-backed securities	-	349,808	59,770	-	409,578
Commercial mortgage-backed securities	-	580,520	-	-	580,520
Residential mortgage-backed securities	-	375,208	-	-	375,208

Sub-total	-	5,933,483	108,820	-	6,042,303
Trading account assets:
Asset-backed securities	-	17,525	-	-	17,525
Commercial mortgage-backed securities	-	5,180	-	-	5,180

Sub-total	-	22,705	-	-	22,705
Equity securities, available for sale	8,920	8,695	1,792	-	19,407
Short-term investments	50,989	195,915	-	-	246,904
Cash equivalents	42,040	237,871	-	-	279,911
Other long term investments	-	26,752	-	(11,557)	15,195
Other assets	-	48,071	(222,491)	-	(174,420)

Sub-total excluding separate account assets	101,949	6,473,492	(111,879)	(11,557)	6,452,005
Separate account assets (1)	1,654,810	41,415,830	198,451	-	43,269,091

Total assets	$1,756,759	$47,877,765	$86,572	$(11,557)	$49,721,096

Future policy benefits	$-	$-	$(452,822)	$-	$(452,822)
Other Liabilities	-	11,557	-	(11,557)	-

Total liabilities	$-	$11,557	$(452,822)	$(11,557)	$(452,822)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	“Netting” amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and December 31, 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally-developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets consist primarily of asset-backed securities, public corporate bonds, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.” Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivatives classified as Level 3 may include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values. As of December 31, 2011, and December 31, 2010, there were derivatives with the fair value of $102 thousand and $0 classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets – Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities and an affiliated security issued by certain investment subsidiaries of Prudential Insurance. These guarantees are described further below in “Future Policy Benefits.” Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or asset balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 125 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those individual living benefit contracts in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

As of December 31, 2011, the fair value of the embedded derivatives associated with the optional living benefit features before the adjustment for NPR, was a net liability of $4,015 million. This net liability was comprised of $4,203 million of individual living benefit contracts in a liability position, net of $188 million of individual living benefit contracts in a contra-liability position. At December 31, 2011, the adjustment for the NPR resulted in a $3,102 million cumulative decrease to the embedded derivative liability, reflecting the additional credit spread over LIBOR the Company incorporated into the discount rate used in the valuations of those embedded derivatives in a liability position. Significant declines in risk-free interest rates and the impact of account value performance in 2011 drove an increase in the embedded derivative liability associated with the optional living benefit features of the Company’s variable annuity products as of December 31, 2011. These factors, as well as widening of the spreads used in valuing NPR, also drove offsetting increases in the NPR adjustment. As described in Note 6 the Company uses affiliated reinsurance as part of its risk management strategy for certain of the optional living benefit features. As a result, the increase in these embedded derivative liabilities are largely offset by corresponding increases in the reinsurance recoverable associated with the affiliated reinsurance.

Transfers between Levels 1 and 2 – During the twelve months ended December 31, 2011, there were no material transfers between Level 1 and Level 2.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available For Sale - U.S. Treasury Securities	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale -Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$—	$49,050	$59,770	$—	$1,792
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(3,311)	803	—	(3,315)
Asset management fees and other income	—	—	—	—	—
Included in other comprehensive income (loss)	(4)	(1,126)	(694)	—	2,840
Net investment income	—	219	768	—	—
Purchases	4,700	7,534	23,001	5,019	1,696
Sales	—	(678)	(8,160)	—	—
Issuances	—	883	—	—	—
Settlements	—	(20,679)	(9,094)	—	(99)
Foreign currency translation	—	—	—	—	—
Transfers into Level 3 (2)	—	10,444	—	—	8,695
Transfers out of Level 3 (2)	—	(18,616)	(3,965)	(5,019)	—
Other (4)	—	—	—	—	(8,957)

Fair value, end of period	$4,696	$23,720	$62,429	$—	$2,652

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(4,319)	$(10)	$—	$(2,918)
Asset management fees and other income	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(4)	$(718)	$(514)	$—	$2,597

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2011
	Other Trading Account Assets - Equity Securities	Other Long- Term Investments	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$-	$-	$(222,491)	$198,451	$452,822
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	102	934,112	388	(1,091,846)
Asset management fees and other income	(595)	(46)	-	-	-
Interest credited to policyholder account balances	-	-	-	1,815	-
Included in other comprehensive income (loss)	-	-	(3,980)	-	-
Net investment income	-	-	-	-	-
Purchases	-	630	308,142	86,744	(273,964)
Sales	-	-	-	(65,074)	-
Issuances	-	-	-	-	-
Settlements	(5,000)	-	(3)	-	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	(24,651)	-	-
Other (4)	8,957	-	-	-	-

Fair value, end of period	$3,362	$686	$991,129	$222,324	$(912,988)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$75	$973,717	$-	$(1,085,926)
Asset management fees and other income	$(876)	$(46)	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$1,815	$-
Included in other comprehensive income (loss)	$-	$-	$(3,980)	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclasses of certain assets between reporting categories.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – The transfers out of Level 3 for $24.6 million for the year ended December 31, 2011 were primarily the result of the use of third party pricing for an affiliated security issued by an investment subsidiary of Prudential Insurance. Prior to the second quarter of 2011 these assets were valued internally using a pricing model. As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale -Foreign Government Bonds	Fixed Maturities Available For Sale -Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$1,082	$32,462	$135,466	$-	$3,833
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(438)	(1,438)	-	(90)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(11)	1,958	(582)	82	(2,291)
Net investment income	(1)	328	735	(7)	-
Purchases, sales, issuances, and settlements	-	(14,534)	4,839	5,160	340
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	30,910	4,525	-	-
Transfers out of Level 3 (2)	(1,070)	(1,636)	(83,775)	(5,235)	-

Fair value, end of period	$-	$49,050	$59,770	$-	$1,792

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale - Foreign Government Bonds	Fixed Maturities Available For Sale - Corporate Securities	Fixed Maturities Available For Sale - Asset- Backed Securities	Fixed Maturities Available For Sale - Commercial Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(1,027)	$(868)	$-	$90
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(11)	$2,786	$(634)	$126	$(2,291)

	Year Ended December 31, 2010
	Trading Account Asset - Backed Securities	Other Liabilities	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$1,182	$(960)	$159,618	$152,675	$17,539
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	960	(474,147)	(799)	540,017
Asset management fees and other income	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	9,119	-
Included in other comprehensive income (loss)	18	-	2,465	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	(1,200)	-	89,573	37,456	(104,733)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair value, end of period	$-	$-	$(222,491)	$198,451	$452,822

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Trading Account Asset - Backed Securities	Other Liabilities	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(473,023)	$-	$499,913
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$9,119	$-
Included in other comprehensive income (loss)	$-	$-	$2,465	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Other Assets totaled $79.5 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities, Available For Sale –Foreign Government Bonds	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale –Asset- Backed Securities	Fixed Maturities, Available For Sale – Residential Mortgage- Backed Securities	Equity Securities, Available for Sale
	(in thousands)
Fair value, beginning of period	$867	$13,357	$43,642	$6,309	$968
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(2,344)	(10,559)	-	(2)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	217	3,991	42,357	43	2,864
Net investment income	(2)	916	1,004	-	-
Purchases, sales, issuances, and settlements	-	(4,636)	(20,381)	(1,252)	-
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	28,257	89,358	-	49
Transfers out of Level 3 (2)		(7,079)	(9,955)	(5,100)	(46)

Fair value, end of period	$1,082	$32,462	$135,466	$-	$3,833

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(2,904)	$(10,020)	$-	$(2)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$217	$3,986	$42,587	$-	$2,864

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Trading Account Asset - Backed Securities	Other Assets	Separate Account Assets (1)	Other Liabilities	Future Policy Benefits
	(in thousands)
Fair value, beginning of period	$1,089	$1,157,884	$154,316	$(17,167)	$(794,640)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(1,157,338)	(3,608)	16,207	848,282
Asset management fees and other income	93	-	-	-	-
Interest credited to policyholder account balances	-	-	(10,140)	-	-
Included in other comprehensive income (loss)	-	22,282	-	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	-	136,790	17,545	-	-
Foreign currency translation	-	-	-	-	(36,103)
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	(5,438)	-	-

Fair value, end of period	$1,182	$159,618	$152,675	$(960)	$17,539

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(788,470)	$-	$16,215	$830,739
Asset management fees and other income	$93	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$(10,141)	$-	$-
Included in other comprehensive income (loss)	$-	$-	$-	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $117.6 million for the year ended December 31, 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available-for-sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair value	Carrying Amount	Fair value
	(in thousands)
Assets:
Commercial mortgage and other loans	$1,406,492	$1,543,968	$1,275,022	$1,352,761
Policy loans	1,050,878	1,401,354	1,061,607	1,258,411
Liabilities:
Policyholder account balances - investment contracts	677,316	673,673	588,200	584,112
Short-term and long-term debt to affiliates	1,301,000	1,328,254	895,000	898,115

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial mortgage and other loans
The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based on internally developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Short-term and long-term debt to affiliates
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives
The Company sells variable annuity contracts that include certain optional living benefit features that are treated for accounting purposes as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. Mark-to-market changes in the fair value of the underlying contractual guarantees are determined using valuation models as described in Note 7, and are recorded in “Realized investment gains (losses), net.”

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The fair value of the living benefit feature embedded derivatives included in “Future policy benefits” was a liability of $913 million as of December 31, 2011 and a contra-liability of $453 million as of December 31, 2010. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in “Reinsurance recoverables” was an asset of $869 million as of December 31, 2011 and a contra-asset of $373 million as of December 31, 2010.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. In third quarter 2011, the Company amended this reinsurance agreement resulting in a recapture of a portion of the no-lapse guarantee provision effective July 1, 2011.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2011			December 31, 2010
	Notional	Fair Value		Notional	Fair Value
Primary Underlying	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(in thousands)
Qualifying Hedges
Currency/Interest Rate	$60,507	$3,500	$(865)	$46,749	$2,193	$(1,152)

Total Qualifying Hedges	$60,507	$3,500	$(865)	$46,749	$2,193	$(1,152)

Non-Qualifying Hedges
Interest Rate	$766,900	$98,500	$(2,110)	$481,500	$19,170	$(4,738)
Currency	7,273	37	(108)	2,109	—	(43)
Credit	73,000	203	(667)	16,900	1,206	(1,653)
Currency/Interest Rate	52,236	2,522	(1,502)	51,943	1,434	(2,846)
Equity	8,093,696	75,945	(52,360)	93,955	2,749	(1,125)

Total Non-Qualifying Hedges	8,993,105	177,207	(56,747)	646,407	24,559	(10,405)

Total Derivatives (1)	$9,053,612	$180,707	$(57,612)	$693,156	$26,752	$(11,557)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $948 million as of December 31, 2011 and a conta-liability of $423 million as of December 31, 2010 included in “Future policy benefits” and “Fixed maturities available for sale.”

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Qualifying Hedges
Cash flow hedges
Currency/Interest Rate
Net investment income	$233	$529	$170
Realized investment gains (losses)	(337)
Other income	49	89	(22)
Accumulated Other Comprehensive Income (1)	1,715	2,646	(2,302)

Total cash flow hedges	$1,660	$3,264	$(2,154)

Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$90,706	$25,842	$(29,765)
Currency	175	169	(91)
Currency/Interest Rate	1,102	1,177	(6,537)
Credit	733	(1,631)	9,885
Equity	(3,264)	742	(76,567)
Embedded Derivatives	88,740	52,278	(313,243)

Total non-qualifying hedges	178,192	78,577	(416,318)

Total Derivative Impact	$179,852	$81,841	$(418,472)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the period ending December 31, 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2010	$808
Net deferred gains on cash flow hedges from January 1 to December 31, 2011	1,607
Amount reclassified into current period earnings	108

Balance, December 31, 2011	$2,523

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

As of December 31, 2011 the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

Credit Derivatives Written
The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $85 million at December 31, 2011 and $91 million at December 31, 2010. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $35 million at December 31, 2011 and $30 million at December 31, 2010.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $58 million and $0 million notional of credit default swap (“CDS”) selling protection with an associated fair value of less than $1 million, at December 31, 2011 and December 31, 2010, respectively, These credit derivatives generally have maturities of five to ten years and consist of corporate securities within the finance industry. At December 31, 2011, the underlying credits have an NAIC designation rating of 1.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and December 31, 2010, the Company had $15 million and $17 million of outstanding notional amounts, respectively, reported at fair value as a liability of $1 million and a liability of less than a million, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments
The Company has made commitments to fund $22 million of commercial loans as of December 31, 2011. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $82 million as of December 31, 2011.

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in the Circuit Court of the First Judicial Circuit, Williamson County, Illinois. The complaint makes claims of breach of contract, breaches of fiduciary duty, and violation of Illinois law on behalf of a class of Illinois residents whose death benefits were settled by retained assets accounts and seeks damages and disgorgement of profits. In January 2011, the case was removed to the United States District Court for the Southern District of Illinois. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In April 2011, a motion to dismiss the amended complaint was filed. In November 2011, the complaint was dismissed and the dismissal appealed in December 2011.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2011, 2010 and 2009. The expense charged to the Company for the deferred compensation program was $7 million, $4 million and $3 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $18 million, $13 million and $8 million in 2011, 2010 and 2009 respectively.

Prudential Insurance sponsors voluntary savings plans for its employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8.1 million, $6.2 million and $4.2 million in 2011, 2010 and 2009 respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2.134 billion at December 31, 2011 and $2.061 billion at December 31, 2010, respectively. Fees related to these COLI policies were $33 million, $41 million and $37 million for the years ending December 31, 2011, 2010 and 2009 respectively. The Company retains the majority of the mortality risk associated with these COLI policies.

Reinsurance with Affiliates

UPARC
Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its universal protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

provision of these policies. Policies with effective dates January 1, 2011 or later are reinsured with UPARC under the terms described in the previous paragraph. The settlement of the recapture premium occurred on October 31, 2011. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within UPARC. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to this reinsurance agreement were $21 million and $50 million as of December 31, 2011 and December 31, 2010, respectively. Fees ceded to UPARC in 2011, 2010 and 2009 were $21 million, $102 million and $51 million, respectively. 2011 fees ceded include the recapture of $33 million unearned and supplemental premiums on yearly renewable term mortality risk previously ceded to UPARC. Benefits ceded to UPARC in 2011, 2010 and 2009 were $37 million, $52 million and $48 million respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized gains (losses) on the no lapse guarantee embedded derivative were $298 million, ($18) million and ($370) million for the years ended December 31, 2011, 2010 and 2009, respectively. The adjustment related to the settlement of the recapture premium discussed above resulted in a realized gain of $37 million in 2011 and was accounted for as a derivative.

PAR U
Effective July 1, 2011, the Company, excluding its subsidiaries, entered into to an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of the all risks associated with its universal protector policies having no lapse guarantees as well as its universal plus policies, with effective dates prior to January 1, 2011. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Under this agreement, an initial reinsurance premium of $2,447 million less a ceding allowance of $1,439 million, was paid to PAR U. Consideration for the amount due to PAR U was transferred on October 31, 2011 but was treated as if settled on the effective date of the coinsurance agreement. The time elapsed between the effective date and the settlement date resulted in a derivative equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The realized loss associated with the settlement of this embedded derivative on October 31, 2011 was $61 million.

Amounts included in the Company’s Consolidated Statements of Financial Position at December 31, 2011 were as follows:

December 31, 2011
($ in thousands)
Reinsurance recoverables	$1,356,705
Policy loans	$(36,556)
Deferred policy acquisition costs	$(127,726)
Other liabilities (reinsurance payables) (1)	$153,688

(1)	Includes $135 million of a deferred gain arising from the coinsurance agreement with PAR U effective July 1, 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance amounts included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) in 2011 are as follows:

December 31, 2011
($ in thousands)
Gross premium and policy charges and fee income	$102,722

Interest credited to policy holder accounts ceded

Policyholders’ benefits ceded	$49,337

Reinsurance expense allowances, net of capitalization and amortization	$30,780

Realized capital losses, associated with derivatives	$(61,398)

PARCC
The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of My Term, ROP Term Life issued through its life insurance subsidiary, and those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $2,064 million, and $1,826 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PARCC in 2011, 2010 and 2009, were $725 million, $785 million and $799 million, respectively. Benefits ceded to PARCC in 2011, 2010 and 2009 were $370 million, $328 million and $295 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $143 million, $167 million and $171 million for the years ended December 31, 2011, 2010 and 2009, respectively.

PAR TERM
The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010, exclusive of My Term, through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $248 million and $91 million as of December 31, 2011 and December 31, 2010, respectively. Premiums ceded to PAR TERM were $239 million and $102 million, for the years ended December 31, 2011and December 31, 2010, respectively. Benefits ceded to PAR TERM were $34 million and $16 million, for the years ended December 31, 2011 and December 31, 2010, respectively. Reinsurance expense allowances, net of capitalization and amortization were $44 million and $24 million for the years ended December 31, 2011 and December 31, 2010, respectively.

PAR III
The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $8 million, and $5 million as of December 31, 2011, and December 31, 2010, respectively. Premiums ceded to PAR III were $3 million, $3 million and $2 million for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, respectively. Benefits ceded to PAR III in were $1 million for the year ended December 31, 2011, and less than $1 million for the years ended December 31, 2010 and 2009. Reinsurance expense allowances, net of capitalization and amortization were $1 million for the years ended December 31, 2011, 2010 and 2009.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2011, the Company recaptured a portion of this reinsurance agreement related to its universal plus policies having effective dates prior to January 1, 2011. The Company now reinsures these risks with PAR U discussed above. Reinsurance recoverables related to this agreement were $173 million, and $175 million as of December 31, 2011, and December 31, 2010, respectively. Premiums and fees ceded to Prudential Insurance in 2011, 2010 and 2009 were $223 million, $355 million and $240 million, respectively. Benefits ceded to Prudential in 2011, 2010 and 2009 were $231 million, $263 million and $218 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $7 million for both years ended December 31, 2011 and December 31, 2010, and $8 million for the year ended December 31, 2009. Benefits ceded were $2 million for the three years ended December 31, 2011, 2010 and 2009.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, the Company was required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities at fair value of $120 million to Prudential Insurance and $35 million to UPARC.

Pruco Reinsurance
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The following table provides information relating to fees ceded to Pruco Reinsurance (“Pruco Re”) under these agreements which are included in “Realized investment (losses) gains, net” on the Unaudited Interim Consolidated Statement of Operations and Comprehensive Income for the dates indicated.

	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2009
	(in thousands)
Pruco Reinsurance
Effective January 24, 2011
Highest Daily Lifetime Income (“HDI”) (1)	$31,639	$—	$—
Spousal Highest Daily Lifetime Income (“SHDI”) (1)	11,940	—	—
Effective beginning August 24, 2009
Highest Daily Lifetime 6 Plus (“HD6 Plus”) (1)	152,902	26,306	180
Spousal Highest Daily Lifetime 6 Plus (“SHD6 Plus”) (1)	67,754	11,951	64
Effective June 30, 2009
Highest Daily Lifetime 7 Plus (“HD7 Plus”)	17,014	14,516	4,488
Spousal Highest Daily Lifetime 7 Plus (“SHD7 Plus”)	8,951	7,533	2,207
Effective January 28, 2008
Highest Daily Lifetime 7 (“HD7”)	11,007	10,343	9,228
Spousal Highest Daily Lifetime 7 (“SHD7”)	2,660	2,482	2,161
Effective March 15, 2010
Guaranteed Return Option Plus II (“GRO Plus II”)	3,595	812	—
Effective January 28, 2008
Highest Daily Guaranteed Return Option (“HD GRO”)	609	610	440
Highest Daily Guaranteed Return Option II (“HD GRO II”)	2,885	820	—
Effective Since 2006
Highest Daily Lifetime Five (“HDLT5”)	4,690	4,795	4,829
Spousal Lifetime Five (“SLT5”)	2,398	2,298	2,053
Effective Since 2005
Lifetime Five (“LT5”)	15,461	15,011	13,614

Total Pruco Reinsurance	$333,505	$97,477	$39,264

(1)	Effective October 1, 2011, PLNJ entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of this rider.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $869 million and ($373) million as of December 31, 2011, and December 31, 2010, respectively. Realized gains (losses) ceded were $908 million, ($479) million and $814 million for the years ended December 31, of 2011, 2010 and 2009, respectively. Changes in realized gains (losses) for the 2011, 2010 and 2009 periods were primarily due to changes in market conditions in the period. The underlying asset as of December 31, 2011 and the contra-asset as of December 31, 2010 are reflected in “Reinsurance recoverables” in the Company’s Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement
On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”).

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in Taiwan dollars.

Affiliated premiums in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $74 million, $87 million and $77 million, respectively. Affiliated benefits ceded in 2011, 2010 and 2009 from the Taiwan coinsurance agreement were $22 million and $23 million and $21 million, respectively.

Reinsurance recoverables related to the Taiwan coinsurance agreement were $984 million and $946 million at December 31, 2011and December 31, 2010, respectively.

Deferred Policy Acquisition Costs Ceded to Term Reinsurance Affiliates
In 2009 when implementing a revision to the reinsurance treaties with PARCC, PAR TERM and PAR III, modifications were made affecting premiums. The related impact on the deferral of ceded reinsurance expense allowance did not reflect this change resulting in the understatement of deferred reinsurance expense allowances. During second quarter 2011, the Company recorded the correction, charging $13 million to net DAC amortization which represented the cumulative impact of this change. These adjustments are not material to any previously reported quarterly or annual financial statements.

Affiliated Asset Administration Fee Income
Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $152.5 million, $51.3 million, and $14.9 million for the years ended December 31, 2011, 2010, and 2009 respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $10.6 million, $10.3 million, and $10.0 for the years ended December 31, 2011, 2010, and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers
The Company buys and sells assets to and from affiliated companies.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

In December 2010, the Company purchased fixed maturity securities from affiliated companies, Prudential Annuities Life Assurance Corporation (“PALAC”) and Pruco Re. The securities were purchased from PALAC, at a fair market value of $292 million, and were recorded net of OCI at an amortized cost of $257 million. The securities were purchased from Pruco Re, at a fair market value of $81 million, and were recorded net of OCI at an amortized cost of $76 million. The difference between fair market value and book value of these transfers was accounted for as a net decrease of $40 million to additional paid-in capital in 2010. During first quarter 2011, the Company recorded an out of period adjustment that reclassified the $40 million difference between book value and fair market value from additional paid-in capital to retained earnings. As part of this adjustment, a $14 million reduction to the deferred tax liability was recorded with an offset also reflected in retained earnings to record the tax effect of this activity. These adjustments were not material to any previously reported quarterly or annual financial statements.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of the premium difference with Prudential Insurance was made by transfer of securities that had an amortized cost of $117 million and a fair market value of $120 million. The difference between amortized cost and fair market value was accounted for as an increase of $3 million to additional paid-in capital. Settlement of the premium difference with UPARC was made by transfer of securities of $35 million in 2010, where fair market value approximated amortized cost.

In October 2011, the Company received fixed maturity securities from UPARC, an affiliated company, as consideration for the recapture of previously ceded business. The fair market value of the assets transferred to the Company was $350 million. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative gain of $37 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company transferred fixed maturity securities to PAR U, an affiliated company, as consideration for the coinsurance agreement with this affiliate. These securities had an amortized cost of $943 million and a fair market value of $1,006 million. The net difference between amortized cost and the fair value was $63 million and was recorded as a realized investment gain on the Company's financial statements. The time elapsed between the effective date and the settlement date of the coinsurance agreement with PAR U resulted in a derivative loss of $61 million reflecting changes in market values of the consideration from the effective date through settlement date.

In October 2011, the Company sold fixed maturity securities to PAR U, an affiliated company. These securities had an amortized cost of $84 million and a fair market value of $92 million. The net difference between amortized cost and fair market value was $8 million and was accounted for as a realized investment gain on the Company's financial statements.

In November 2011, the Company sold fixed maturity securities to its parent company, Prudential Insurance. These securities had an amortized cost of $41 million and a fair market value of $45 million. The difference between amortized cost and fair market was accounted for as an increase of $3 million to additional paid-in capital, net of taxes in 2011.

In December 2011, the Company sold commercial loan securities to its parent company, Prudential Insurance. These securities had an amortized cost of $19 million and a fair market value of $21 million. The difference between amortized cost and fair market value was accounted for as an increase of $1 million to additional paid-in capital, net of taxes in 2011.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

In December 2011, the Company sold fixed maturity securities to PARCC, an affiliated company. These securities had an amortized cost of $36 million and a fair market value of $38 million. The net difference between amortized cost and fair value was $2 million and was accounted for as a realized investment gain on the Company's financial statements.

Debt Agreements
The Company has an agreement with an affiliate, Prudential Funding, LLC, which allows the Company to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $900 million. The Company had $114 million in short term debt affiliated with Prudential Financial and $15 million affiliated with Prudential Funding, LLC. as of December 31, 2011, and no borrowings outstanding as of December 31, 2010.

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has a fixed interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $22.5 million for the year ended December 31, 2011.

On November 15, 2010, the Company borrowed $245 million from Prudential Financial. This loan has a fixed interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $7.1 million for the year ended December 31, 2011. On December 15, 2011, the Company repaid $179 million to Prudential Financial as a partial repayment for the $245 million borrowing. The outstanding principle related to this loan was $66 million at December 31, 2011.

On June 20, 2011, the Company entered into a series of four $50 million borrowings with Prudential Financial, totaling $200 million. The loans have fixed interest rates ranging from 1.66% to 3.17% and maturity dates staggered one year apart, from June 19, 2013 to June 19, 2016. The total related interest expense was $2.6 million for the year ended December 31, 2011.

On December 15, 2011, the Company entered into a series of four $53 million borrowings and on December 16, 2011 four $11 million borrowings with Prudential Financial, totaling $256 million. The loans have fixed interest rates ranging from 2.65% to 3.61% and maturity dates staggered one year apart, from December 16, 2013 to December 16, 2016. The total related interest expense was $0.35 million for the year ended December 31, 2011.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with external counterparties.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2011 and 2010 are summarized in the table below:

	Three Months Ended
	March 31	June 30	September 30	December 31
	(in thousands)
2011
Total revenues	$478,756	$493,845	$639,641	$519,442
Total benefits and expenses	383,055	465,288	1,371,790	265,750
Income (loss) from operations before income taxes	95,701	28,557	(732,149)	253,692
Net income (loss)	$76,041	$23,805	$(434,310)	$201,721

2010
Total revenues	$303,046	$417,543	$316,435	$301,970
Total benefits and expenses	249,047	636,017	(3,243)	(59,811)
Income (loss) from operations before income taxes	53,999	(218,474)	319,678	361,781
Net income (loss) (1)	$49,112	$(139,086)	$224,855	$254,004

(1)
In addition to the impact from the retrospective adoption of which costs relating to acquisition of new or renewal insurance costs qualify for deferral included within the three months ended June 30, 2010 and September 30, 2010, are offsetting impacts of approximately $40 million to income tax benefit and expense, respectively, resulting from revised interim tax calculations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2011 and December 31, 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 2, of the consolidated financial statements, the Company has restated its previously issued 2011 consolidated statements of cash flows to correct an error. As discussed in Note 2, the Company changed the manner in which it accounts for the cost related to the acquisition or renewal of insurance contracts and the presentation of comprehensive income. Additionally, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 9, 2012, except for the effects of the restatement discussed in Notes 1 and 2 and the effects of the adoption of the accounting standard relating to accounting for acquisition costs associated with acquiring or renewing insurance contracts, and the effects of the adoption of the accounting standard related to the presentation of comprehensive income discussed in Note 2, as to which the date is July 20, 2012.

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VULNT-2009). (Note 4)
(ii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 4)
(iii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B3-2005. (Note 4)
(iv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182 B-2005. (Note 4)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184 B- 2005. (Note 4)
(vi)	Rider for Enhanced Cash Value - PLI 496-2005. (Note 4)
(vii)	Rider for Lapse Protection - PLI-522-2009. (Note 4)
(viii)	Rider for Overloan Protection - PLI 518-2008. (Note 4)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits: All states except FL - ORD87241-90-P. (Note 4)
(x)	Rider for Settlement Options to Provide Acceleration of Death Benefits: FL only - ORD87241-89-P. (Note 4)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 11)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 3)
(ii)	Agreement between Pruco Life and Munich American Reassurance. (Note 7)
(iii)	Amendment (2) to the Agreement between Pruco Life and Munich American Reassurance. (Note 11)
(iv)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 8)
(v)	Amendment (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 11)
(vi)	Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 9)
(vii)	Amendment (2) to the Agreement between Pruco Life and SCOR Global Life US Re Insurance Company. (Note 11)
(viii)	Agreement between Pruco Life and ACE Tempest Life Re. (Note 10)
(ix)	Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Re. (Note 11)
(x)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 12)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005. (Note 2)
(ii)	Participation Agreement between Pruco Life and Northern Lights (Note 12)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 11)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Robert F. O'Donnell.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 12)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 4)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6, Registration No. 333-112808, filed April 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6, Registration No. 333-109284, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Form N-6 to this Registration Statement, filed April 17, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6, Registration No. 333-109284, filed April 17, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6, Registration No. 333-112808, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6, Registration No. 333-112808, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6, Registration No. 333-112808, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

ROBERT M. FALZON -Treasurer and Director

YANELA FRIAS - Director

BERNARD J. JACOB - Director

ROBERT F. O'DONNELL - Chief Executive Officer, President, and Director

OFFICERS WHO ARE NOT DIRECTORS

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

CHARLES C. SPRAGUE - Vice President and Assistant Secretary

CANDACE J. WOODS - Senior Vice President, Chief Actuary and Appointed Actuary

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 24, 2012.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 17, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
James R. Mollo (Note 1)	Vice President
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Robert F. O'Donnell (Note 7)	Manager
Stuart S. Parker (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Cathleen M. Paugh (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,477,021 in 2011, $2,379,140 in 2010, and $8,360,812 in 2009.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $60,952,205, which represents Prusec's total 2011 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$46,324,010	$-0-	$14,628,195	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 26th day of July, 2012.

Pruco Life Variable Universal Account Registrant

By: Pruco Life Insurance Company Depositor

By /s/ Robert F. O'Donnell Robert F. O'Donnell President and Chief Executive Officer

Pruco Life Insurance Company Depositor

By /s/ Robert F. O'Donnell Robert F. O'Donnell President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of July, 2012.

Signature and Title

/s/ *
Thomas J. Diemer
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
James J. Avery, Jr.
Director

/s/*
Robert M. Falzon
Treasurer and Director

/s/ *
Yalena Frias
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Robert F. O'Donnell
President, Chief Executive Officer, and Director

*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Yalena Frias, Bernard J. Jacob, Robert F. O'Donnell.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-